UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

 CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                    COMPANIES

Investment Company Act file number 811-10157
                                   ---------

                        FRANKLIN GLOBAL TRUST
                        ---------------------
        (Exact name of registrant as specified in charter)

          ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          ----------------------------------------------
        (Address of principal executive offices) (Zip code)

   CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
   -------------------------------------------------------------
              (Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000
                                                    ------------

Date of fiscal year end: 7/31
                         ----

Date of reporting period: 7/31/06
                          -------

      ITEM 1. REPORTS TO STOCKHOLDERS.


                                [GRAPHIC OMITTED]

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                                     [LOGO]
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                                      FGT
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                                     FUNDS
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                                  ANNUAL REPORT

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                                  JULY 31, 2006

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                                   Fiduciary
                                -----------------
                                     Trust
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                                  International
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

Contents

ANNUAL REPORT

President's Message........................................................    1

Economic and Market Overview ..............................................    2

Fiduciary Large Capitalization Growth and Income Fund .....................    3

Fiduciary Small Capitalization Equity Fund ................................   10

Financial Highlights and Statements of Investments ........................   17

Financial Statements ......................................................   25

Notes to Financial Statements .............................................   28

Report of Independent Registered Public Accounting Firm ...................   36

Tax Designation ...........................................................   37

Board Members and Officers ................................................   38

Shareholder Information ...................................................   43

--------------------------------------------------------------------------------

Annual Report

President's Message

Dear Shareholder:

I am pleased to present the enclosed Franklin Global Trust Funds annual report covering the fiscal year ended July 31, 2006. In each Fund report, the Fund's portfolio managers discuss market conditions and Fund performance. A complete list of each Fund's holdings, as well as the financial statements, is included in the annual report.


/s/ Rupert H. Johnson, Jr.

Rupert H. Johnson, Jr.
President and Chief Executive Officer - Investment Management
Franklin Global Trust

              -----------------------------------------------------
              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
              -----------------------------------------------------


                                                               Annual Report | 1

Economic and Market Overview

During the 12 months ended July 31, 2006, the U.S. economy advanced at a moderate pace. After a slow fourth quarter 2005, gross domestic product grew an annualized 5.6% in first quarter 2006 and moderated to an estimated 2.9% annualized rate in the second quarter. Growth was driven by consumer, business and government spending. Productivity gains and corporate profits also contributed. Export growth picked up some momentum, but a wide trade deficit remained. The labor market firmed as employment generally increased and the unemployment rate fell from 5.0% to 4.8%. 1 Although labor costs rose during the reporting period, hiring increased in many industries and personal income grew.

Elevated energy and other commodity prices were a primary economic concern. Oil prices remained high, largely due to potential supply disruptions and strong growth in global demand, especially from China and India. Gasoline, medical and pharmacy costs climbed substantially. Consumer confidence and spending remained surprisingly strong but could weaken with the impact of higher prices. As home price appreciation slowed, borrowing against home equity flattened and could have a gradual effect on consumer spending. Inflation was also a concern, as the core Consumer Price Index (CPI) rose 2.7% for the 12 months ended July 31, 2006, which was higher than the 2.2% 10-year average. 2

The Federal Reserve Board (Fed) raised the federal funds target rate from 3.25% to 5.25% in eight quarter-point steps. The Fed's credit-tightening campaign contributed to cooler housing and real estate markets as the cost of credit grew less attractive to most consumers who were already dealing with near-record consumer debt burdens, low personal savings and historically high gas prices. By period-end, most market observers expected the Fed to pause its rate tightening in August.

In this environment, equity markets experienced dramatic swings late in the period. Overall, the blue chip stocks of the Dow Jones Industrial Average posted a 12-month total return of +7.59%, while the broader Standard & Poor's 500 Index (S&P 500) and the technology-heavy NASDAQ Composite Index returned +5.38% and -3.48%. 3 Energy, telecommunications and financials stocks performed particularly well.

1.    Source: Bureau of Labor Statistics.

2. Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.

3. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF JULY 31, 2006. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


2 | Annual Report

Fiduciary Large Capitalization
Growth and Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Fiduciary Large Capitalization Growth and Income Fund seeks long-term growth of principal and income through investing at least 80% of its net assets in large capitalization companies with market capitalizations of more than $5 billion, or that are within the top 50% of the Russell 1000(R) Index, at the time of purchase. The Fund invests mainly in dividend-paying stocks the manager believes will approximate the dividend yield of companies in the Standard & Poor's 500 Index (S&P 500). 1

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.
--------------------------------------------------------------------------------

This annual report for Fiduciary Large Capitalization Growth and Income Fund covers the fiscal year ended July 31, 2006.

PERFORMANCE OVERVIEW

Fiduciary Large Capitalization Growth and Income Fund delivered a +2.22% total return for the 12 months ended July 31, 2006. The Fund underperformed its benchmark, the S&P 500, which returned +5.38% during the same period. 2

INVESTMENT STRATEGY

We are research driven, fundamental investors, pursuing a blend of growth and value strategies. We use a top-down analysis of macroeconomic trends, market sectors (with some attention to the sector weightings in the Fund's comparative index) and industries combined with a bottom-up analysis of individual securities. In selecting investments for the Fund, we look for companies we believe are positioned for growth in revenues, earnings or assets, and are selling at reasonable prices. We employ a thematic approach to identify sectors that may

1. The Russell 1000 Index is market capitalization weighted and measures performance of the 1,000 largest companies in the Russell 3000(R) Index, which represent approximately 92% of total market capitalization of the Russell 3000 Index. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

2. Source: Standard & Poor's Micropal. See footnote 1 for a description of the S&P 500. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 18.


                                                               Annual Report | 3

PORTFOLIO BREAKDOWN
Fiduciary Large Capitalization
Growth and Income Fund
7/31/06

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
SECTOR/INDUSTRY                                                       NET ASSETS
--------------------------------------------------------------------------------
Energy Equipment & Services                                                 8.9%
--------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels                                                 8.3%
--------------------------------------------------------------------------------
Insurance                                                                   8.1%
--------------------------------------------------------------------------------
Aerospace & Defense                                                         7.3%
--------------------------------------------------------------------------------
Communications Equipment                                                    5.5%
--------------------------------------------------------------------------------
Machinery                                                                   4.9%
--------------------------------------------------------------------------------
IT Services                                                                 3.4%
--------------------------------------------------------------------------------
Health Care Equipment & Supplies                                            2.9%
--------------------------------------------------------------------------------
Food Products                                                               2.8%
--------------------------------------------------------------------------------
Food & Staples Retailing                                                    2.8%
--------------------------------------------------------------------------------
Health Care Providers & Services                                            2.8%
--------------------------------------------------------------------------------
Media                                                                       2.8%
--------------------------------------------------------------------------------
Diversified Financial Services                                              2.7%
--------------------------------------------------------------------------------
Hotels, Restaurants & Leisure                                               2.7%
--------------------------------------------------------------------------------
Biotechnology                                                               2.7%
--------------------------------------------------------------------------------
Industrial Conglomerates                                                    2.6%
--------------------------------------------------------------------------------
Semiconductors & Semiconductor Equipment                                    2.3%
--------------------------------------------------------------------------------
Pharmaceuticals                                                             2.3%
--------------------------------------------------------------------------------
Life Sciences Tools & Services                                              2.3%
--------------------------------------------------------------------------------
Capital Markets                                                             2.3%
--------------------------------------------------------------------------------
Software                                                                    2.2%
--------------------------------------------------------------------------------
Commercial Banks                                                            2.1%
--------------------------------------------------------------------------------
Computers & Peripherals                                                     1.9%
--------------------------------------------------------------------------------
Diversified Telecommunication Services                                      1.7%
--------------------------------------------------------------------------------
Short-Term Investments & Other Net Assets                                  11.7%
--------------------------------------------------------------------------------

benefit from longer dynamic growth. Within these sectors, we consider the basic financial and operating strength and quality of a company as well as company management. The Fund, from time to time, may have significant positions in particular sectors such as technology or industrials. We also seek to identify companies that we believe are temporarily out of favor with investors, but have a good intermediate- or long-term outlook.

MANAGER'S DISCUSSION

For the fiscal year ended July 31, 2006, the top contributor to Fund performance was Australian biopharmaceutical giant CSL (sold during the review period). Shares of the company rose mostly in response to strong demand for its plasma products and its planned entrance into the U.S. flu vaccine market. In July, CSL also announced its agreement to purchase Zenyth Therapeutics.

On a sector basis, the Fund benefited from its overweighted energy and industrials exposure as oil and natural gas prices rose during the review period and the global economy continued to expand. 3 Notably, three of the significant contributors to performance were energy-related stocks SBM Offshore, BJ Services and Exxon Mobil. Shares of industrials sector companies United Technologies and Danaher also increased in value, benefiting from a general trend of increased capital spending. Japanese machinery maker Komatsu benefited from the same trend in addition to Japan's market recovery.

International stocks, which comprised nearly 20% of the Fund's net assets at period-end, generally outperformed their domestic counterparts during the review period. As a result, several of the Fund's investments in Europe, Canada, Japan and Australia contributed to performance. We invested in foreign equities in their respective local currencies, which added to the Fund's return because of the gradual weakening of the U.S. dollar.

Offsetting the Fund's positive performance were some of the Fund's information technology and health care holdings. 4 The technology sector was one of the worst performing sectors during the fiscal year, and Intel and Juniper Networks were among the Fund's largest detractors. Intel struggled in a difficult market environment as it faced increased competition from Advanced Micro Devices. Juniper was the subject of an SEC probe into its accounting practices. Shares of

3. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI. The industrials sector comprises aerospace and defense, industrial conglomerates and machinery in the SOI.

4. The information technology sector comprises communications equipment, computers and peripherals, IT services, semiconductors and semiconductor equipment, and software in the SOI. The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, and pharmaceuticals in the SOI.


4 | Annual Report

Boston Scientific declined as negative developments surrounding the company's medical device business surfaced during the review period, including product recalls from recent acquisition Guidant. Although we believe these companies will rebound based on their positions in their respective markets and quality of management, near-term performance has been disappointing.

Thank you for your continued participation in Fiduciary Large Capitalization Growth and Income Fund. We look forward to serving your future investment needs.


/s/ S. Mackintosh Pulsifer

S. Mackintosh Pulsifer
Vice President of Fiduciary International, Inc. (Fiduciary)
Senior Vice President of Fiduciary Trust Company International
(Fiduciary Trust)


/s/ Kenneth J. Siegel

Kenneth J. Siegel
Vice President of Fiduciary
Senior Vice President of Fiduciary Trust

Fiduciary Large Capitalization Growth and Income Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JULY 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                               Annual Report | 5

Performance Summary as of 7/31/06

FIDUCIARY LARGE CAPITALIZATION GROWTH AND INCOME FUND

The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PERFORMANCE 1

THE FUND MAY CHARGE A 2% FEE ON SHARES REDEEMED WITHIN SEVEN DAYS OF PURCHASE.

--------------------------------------------------------------------------------
                                                                      INCEPTION
                                                    1-YEAR   5-YEAR   (12/11/98)
--------------------------------------------------------------------------------
Average Annual Total Return 2                       +2.22%   +3.16%     +2.22%
--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.


6 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT 1

The graph below illustrates the hypothetical investment of $10,000 in Fiduciary Large Capitalization Growth and Income Fund from inception on 12/11/98 through 7/31/06, compared with the Standard & Poor's 500 Index (S&P 500). 3 Total return represents the change in value of an investment over the periods shown. It includes Fund expenses, account fees and reinvested dividends. The index is unmanaged and includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                  --------------------------------------------
                              Fiduciary Large
                           Capitalization Growth
                   Date       and Income Fund        S&P 500 3
                  --------------------------------------------
                   Dec-98        $10,000             10,000
                   Dec-98        $10,691             10,546
                   Jan-99        $10,751             10,989
                   Feb-99        $10,221             10,642
                   Mar-99        $10,591             11,067
                   Apr-99        $11,041             11,498
                   May-99        $10,711             11,222
                   Jun-99        $11,400             11,845
                   Jul-99        $11,149             11,476
                   Aug-99        $11,149             11,419
                   Sep-99        $10,848             11,104
                   Oct-99        $11,349             11,814
                   Nov-99        $11,419             12,052
                   Dec-99        $11,591             12,763
                   Jan-00        $11,150             12,120
                   Feb-00        $10,895             11,887
                   Mar-00        $11,770             13,050
                   Apr-00        $11,758             12,659
                   May-00        $11,746             12,394
                   Jun-00        $12,129             12,703
                   Jul-00        $11,734             12,506
                   Aug-00        $12,663             13,279
                   Sep-00        $11,832             12,579
                   Oct-00        $11,984             12,530
                   Nov-00        $11,193             11,537
                   Dec-00        $11,393             11,595
                   Jan-01        $11,407             12,008
                   Feb-01        $10,453             10,909
                   Mar-01        $ 9,780             10,221
                   Apr-01        $10,384             11,017
                   May-01        $10,581             11,082
                   Jun-01        $10,173             10,816
                   Jul-01        $10,117             10,711
                   Aug-01        $ 9,850             10,037
                   Sep-01        $ 9,289              9,224
                   Oct-01        $ 9,599              9,403
                   Nov-01        $10,162             10,126
                   Dec-01        $10,153             10,215
                   Jan-02        $ 9,916             10,067
                   Feb-02        $ 9,871              9,868
                   Mar-02        $10,198             10,241
                   Apr-02        $ 9,528              9,624
                   May-02        $ 9,424              9,549
                   Jun-02        $ 8,500              8,865
                   Jul-02        $ 7,949              8,176
                   Aug-02        $ 8,024              8,228
                   Sep-02        $ 7,321              7,338
                   Oct-02        $ 7,994              7,987
                   Nov-02        $ 8,442              8,451
                   Dec-02        $ 7,989              7,952
                   Jan-03        $ 7,794              7,745
                   Feb-03        $ 7,659              7,629
                   Mar-03        $ 7,673              7,706
                   Apr-03        $ 8,139              8,343
                   May-03        $ 8,590              8,781
                   Jun-03        $ 8,665              8,893
                   Jul-03        $ 8,890              9,043
                   Aug-03        $ 9,101              9,217
                   Sep-03        $ 8,905              9,122
                   Oct-03        $ 9,448              9,637
                   Nov-03        $ 9,628              9,717
                   Dec-03        $10,103             10,228
                   Jan-04        $10,361             10,417
                   Feb-04        $10,528             10,568
                   Mar-04        $10,414             10,412
                   Apr-04        $10,247             10,252
                   May-04        $10,398             10,391
                   Jun-04        $10,566             10,594
                   Jul-04        $10,292             10,236
                   Aug-04        $10,095             10,274
                   Sep-04        $10,299             10,386
                   Oct-04        $10,483             10,547
                   Nov-04        $10,970             10,968
                   Dec-04        $11,243             11,344
                   Jan-05        $10,922             11,072
                   Feb-05        $11,115             11,295
                   Mar-05        $11,013             11,103
                   Apr-05        $10,675             10,896
                   May-05        $10,948             11,239
                   Jun-05        $11,049             11,255
                   Jul-05        $11,567             11,676
                   Aug-05        $11,470             11,564
                   Sep-05        $11,591             11,661
                   Oct-05        $11,169             11,471
                   Nov-05        $11,672             11,892
                   Dec-05        $11,741             11,898
                   Jan-06        $12,168             12,220
                   Feb-06        $12,150             12,241
                   Mar-06        $12,313             12,407
                   Apr-06        $12,562             12,576
                   May-06        $12,134             12,207
                   Jun-06        $11,929             12,226
                   Jul-06        $11,822             12,306

AVERAGE ANNUAL TOTAL RETURN 2

---------------------------------------
                              7/31/06 1
---------------------------------------
1-Year                         +2.22%
---------------------------------------
5-Year                         +3.16%
---------------------------------------
Since Inception (12/11/98)     +2.22%
---------------------------------------

WHILE STOCKS HAVE HISTORICALLY OUTPERFORMED OTHER ASSET CLASSES OVER THE LONG TERM, THEY TEND TO FLUCTUATE MORE DRAMATICALLY OVER THE SHORT TERM. THESE PRICE MOVEMENTS MAY RESULT FROM FACTORS AFFECTING INDIVIDUAL COMPANIES, INDUSTRIES OR THE SECURITIES MARKET AS A WHOLE. THE FUND MAY INVEST IN STOCKS OF FOREIGN COMPANIES, WHICH INVOLVE SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATIONS AND ECONOMIC AS WELL AS POLITICAL UNCERTAINTY. THE FUND'S PORTFOLIO INCLUDES TECHNOLOGY STOCKS, A SECTOR THAT HAS BEEN ONE OF THE MOST VOLATILE AND INVOLVES SPECIAL RISKS. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

ENDNOTES

1. Performance prior to the 7/24/03 reorganization reflects historical performance of FTI Large Capitalization Growth and Income Fund. Past expense reductions by the Fund's manager and administrator increased the Fund's total returns. If the manager and administrator had not taken this action, the Fund's total returns would have been lower.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Average annual total returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

3. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.


                                                               Annual Report | 7

Your Fund's Expenses

FIDUCIARY LARGE CAPITALIZATION GROWTH AND INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) of the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the Fund's actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


8 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

---------------------------------------------------------------------------------------------------------
                                            BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                              VALUE 2/1/06      VALUE 7/31/06     PERIOD* 2/1/06-7/31/06
---------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $  971.70               $5.08
---------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,019.74               $5.21
---------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio of 1.04%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                               Annual Report | 9

Fiduciary Small Capitalization Equity Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Fiduciary Small Capitalization Equity Fund seeks growth of principal through investing at least 80% of its net assets in marketable equity and equity-related securities of small capitalization companies with market capitalizations not exceeding $2 billion or the highest market capitalization in the Russell 2000(R) Index, whichever is greater, at the time of purchase. 1

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.
--------------------------------------------------------------------------------

This annual report for Fiduciary Small Capitalization Equity Fund covers the fiscal year ended July 31, 2006.

PERFORMANCE OVERVIEW

Fiduciary Small Capitalization Equity Fund posted a -3.74% cumulative total return for the 12 months ended July 31, 2006. The Fund underperformed its benchmark, the Russell 2000 Growth Index, which had a +1.53% total return during the same period. 2

INVESTMENT STRATEGY

Our U.S. small cap growth equity process is based on the application of a disciplined bottom-up methodology. We believe that a diversified small cap equity portfolio focused on companies we regard as having significant earnings growth potential, managed within a disciplined framework of active sector selection and valuation analysis, can provide long-term capital appreciation. We seek companies that possess a relatively high rate of return on invested capital and may offer the potential for accelerating earnings growth as they can offer an opportunity to participate in new products, services and technologies.

1. The Russell 2000 Index is market capitalization weighted and measures performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represent approximately 8% of total market capitalization of the Russell 3000 Index.

2. Source: Standard & Poor's Micropal. The Russell 2000 Growth Index is market capitalization weighted and measures performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 21.


10 | Annual Report

MANAGER'S DISCUSSION

During the year under review, large cap stocks outperformed their small cap counterparts. Large cap stocks, as measured by the Russell 1000(R) Index, returned +5.23% for the 12 months ended July 31, 2006, surpassing small cap companies, as measured by the Russell 2000 Index, which rose +4.24%. 3 Value stocks outperformed growth stocks in the U.S. small company universe during the reporting period, with the Russell 2000 Value Index's +6.93% return exceeding the Russell 2000 Growth Index's +1.53% return. 4

During the period under review, the Fund's performance relative to its benchmark benefited from stock selection in the financials and energy sectors. 5 Within financials, diversified financial services companies contributed to performance including IntercontinentalExchange, an electronic commodities trading platform for an array of energy products, and Nasdaq Stock Market, a stock exchange that provides securities listing, trading and information services. We sold our Nasdaq position by period-end. Within the energy sector, specific stocks that boosted performance included Hercules Offshore, a provider of shallow-water drilling services and lift boats to the oil and natural gas industries, and Western Refining, a crude oil refiner operating primarily in the southwestern U.S.

Stock selection within the health care and industrials sectors detracted from performance. 6 In health care, AMERIGROUP, a managed health care company serving people who receive benefits through publicly sponsored programs, and Horizon Health, a diversified health care services company, negatively impacted Fund returns. Within industrials, TNS, a provider of business-critical data communications services to processors of credit card, debit card and ATM transactions, hampered performance. We sold all our shares of AMERIGROUP and TNS during the period.

PORTFOLIO BREAKDOWN
Fiduciary Small Capitalization Equity Fund
7/31/06

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
SECTOR/INDUSTRY                                                       NET ASSETS
--------------------------------------------------------------------------------
Health Care Providers & Services                                            9.8%
--------------------------------------------------------------------------------
Semiconductors & Semiconductor Equipment                                    7.1%
--------------------------------------------------------------------------------
Hotels, Restaurants & Leisure                                               5.6%
--------------------------------------------------------------------------------
Commercial Services & Supplies                                              5.4%
--------------------------------------------------------------------------------
Capital Markets                                                             5.0%
--------------------------------------------------------------------------------
Communications Equipment                                                    4.9%
--------------------------------------------------------------------------------
Energy Equipment & Services                                                 4.8%
--------------------------------------------------------------------------------
Machinery                                                                   4.3%
--------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels                                                 4.2%
--------------------------------------------------------------------------------
Textiles, Apparel & Luxury Goods                                            3.8%
--------------------------------------------------------------------------------
Biotechnology                                                               3.8%
--------------------------------------------------------------------------------
Internet Software & Services                                                3.8%
--------------------------------------------------------------------------------
Insurance                                                                   3.3%
--------------------------------------------------------------------------------
Computers & Peripherals                                                     3.1%
--------------------------------------------------------------------------------
Commercial Banks                                                            2.8%
--------------------------------------------------------------------------------
Software                                                                    2.2%
--------------------------------------------------------------------------------
Real Estate Management & Development                                        2.2%
--------------------------------------------------------------------------------
Aerospace & Defense                                                         2.0%
--------------------------------------------------------------------------------
Other                                                                      17.3%
--------------------------------------------------------------------------------
Short-Term Investments & Other Net Assets                                   4.6%
--------------------------------------------------------------------------------

3. Source: Standard & Poor's Micropal. The Russell 1000 Index is market capitalization weighted and measures performance of the 1,000 largest companies in the Russell 3000 Index, which represent approximately 92% of total market capitalization of the Russell 3000 Index. See footnote 1 for a description of the Russell 2000 Index.

4. Source: Standard & Poor's Micropal. The Russell 2000 Value Index is market capitalization weighted and measures performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. See footnote 2 for a description of the Russell 2000 Growth Index.

5. The financials sector comprises capital markets, commercial banks, diversified financial services, insurance and real estate in the SOI. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI.

6. The health care sector comprises biotechnology, health care equipment and supplies, and health care providers and services in the SOI. The industrials sector comprises aerospace and defense, commercial services and supplies, electronic equipment and instruments, and machinery in the SOI.


                                                              Annual Report | 11

Thank you for your continued participation in Fiduciary Small Capitalization Equity Fund. We look forward to serving your future investment needs.


/s/ Alison J. Schatz

Alison J. Schatz, CFA
Portfolio Manager of Fiduciary International, Inc.
Senior Vice President of Fiduciary Trust Company International
Fiduciary Small Capitalization Equity Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JULY 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


12 | Annual Report

Performance Summary as of 7/31/06

FIDUCIARY SMALL CAPITALIZATION EQUITY FUND

The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PERFORMANCE 1

THE FUND MAY CHARGE A 2% FEE ON SHARES REDEEMED WITHIN SEVEN DAYS OF PURCHASE.

--------------------------------------------------------------------------------
                                        1-YEAR          5-YEAR         10-YEAR
--------------------------------------------------------------------------------
Average Annual Total Return 2           -3.74%          -0.68%          +7.05%
--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.


                                                              Annual Report | 13

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT 1

The graph below illustrates the hypothetical investment of $10,000 in Fiduciary Small Capitalization Equity Fund from 8/1/96 through 7/31/06, compared with the Russell 2000 Growth Index. 3 Total return represents the change in value of an investment over the periods shown. It includes Fund expenses, account fees and reinvested dividends. The index is unmanaged and includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN 2

-----------------------------------------------------
                                            7/31/06 1
-----------------------------------------------------
1-Year                                       -3.74%
-----------------------------------------------------
5-Year                                       -0.68%
-----------------------------------------------------
10-Year                                      +7.05%
-----------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                -----------------------------------------------
                             Fiduciary Small
                             Capitalization       Russell 2000
                Date           Equity Fund       Growth Index 3
                -----------------------------------------------
                 Aug-96          10,596              10,740
                 Sep-96          11,274              11,293
                 Oct-96          11,036              10,806
                 Nov-96          11,072              11,107
                 Dec-96          11,311              11,323
                 Jan-97          11,155              11,606
                 Feb-97          10,477              10,905
                 Mar-97           9,844              10,136
                 Apr-97           9,798              10,018
                 May-97          11,201              11,524
                 Jun-97          11,916              11,915
                 Jul-97          12,695              12,525
                 Aug-97          12,878              12,901
                 Sep-97          14,244              13,931
                 Oct-97          13,584              13,094
                 Nov-97          13,171              12,782
                 Dec-97          13,323              12,789
                 Jan-98          13,041              12,618
                 Feb-98          14,217              13,733
                 Mar-98          14,931              14,309
                 Apr-98          14,790              14,396
                 May-98          13,606              13,350
                 Jun-98          14,104              13,487
                 Jul-98          13,258              12,361
                 Aug-98          10,174               9,507
                 Sep-98          11,067              10,471
                 Oct-98          11,537              11,017
                 Nov-98          12,468              11,872
                 Dec-98          13,728              12,946
                 Jan-99          14,913              13,529
                 Feb-99          13,436              12,291
                 Mar-99          14,066              12,729
                 Apr-99          14,583              13,853
                 May-99          14,142              13,875
                 Jun-99          15,571              14,606
                 Jul-99          15,646              14,154
                 Aug-99          16,069              13,625
                 Sep-99          16,492              13,888
                 Oct-99          17,602              14,243
                 Nov-99          19,567              15,749
                 Dec-99          23,241              18,525
                 Jan-00          23,190              18,353
                 Feb-00          28,181              22,623
                 Mar-00          26,620              20,245
                 Apr-00          23,354              18,201
                 May-00          22,522              16,607
                 Jun-00          25,234              18,752
                 Jul-00          24,289              17,145
                 Aug-00          26,528              18,949
                 Sep-00          26,363              18,007
                 Oct-00          25,090              16,546
                 Nov-00          21,567              13,542
                 Dec-00          23,950              14,370
                 Jan-01          23,036              15,533
                 Feb-01          21,393              13,404
                 Mar-01          19,318              12,185
                 Apr-01          20,951              13,677
                 May-01          21,033              13,994
                 Jun-01          21,649              14,376
                 Jul-01          20,437              13,149
                 Aug-01          19,092              12,328
                 Sep-01          16,607              10,339
                 Oct-01          17,932              11,333
                 Nov-01          19,215              12,280
                 Dec-01          20,219              13,044
                 Jan-02          19,462              12,580
                 Feb-02          18,264              11,766
                 Mar-02          19,349              12,788
                 Apr-02          18,479              12,512
                 May-02          17,043              11,780
                 Jun-02          15,778              10,781
                 Jul-02          13,845               9,124
                 Aug-02          13,958               9,120
                 Sep-02          12,884               8,461
                 Oct-02          13,495               8,889
                 Nov-02          14,094               9,770
                 Dec-02          13,054               9,097
                 Jan-03          12,432               8,850
                 Feb-03          12,104               8,614
                 Mar-03          12,297               8,744
                 Apr-03          13,336               9,571
                 May-03          15,054              10,650
                 Jun-03          15,224              10,855
                 Jul-03          16,105              11,676
                 Aug-03          17,360              12,303
                 Sep-03          16,670              11,992
                 Oct-03          18,106              13,028
                 Nov-03          18,739              13,452
                 Dec-03          18,908              13,512
                 Jan-04          19,643              14,222
                 Feb-04          19,767              14,200
                 Mar-04          19,451              14,267
                 Apr-04          18,287              13,551
                 May-04          18,558              13,820
                 Jun-04          19,112              14,280
                 Jul-04          16,795              12,998
                 Aug-04          16,264              12,718
                 Sep-04          17,111              13,422
                 Oct-04          17,642              13,748
                 Nov-04          19,055              14,910
                 Dec-04          19,586              15,446
                 Jan-05          18,479              14,750
                 Feb-05          18,886              14,952
                 Mar-05          18,185              14,391
                 Apr-05          17,597              13,475
                 May-05          18,580              14,426
                 Jun-05          19,202              14,892
                 Jul-05          20,524              15,933
                 Aug-05          20,230              15,708
                 Sep-05          20,253              15,833
                 Oct-05          19,078              15,248
                 Nov-05          20,106              16,111
                 Dec-05          20,400              16,087
                 Jan-06          22,559              17,639
                 Feb-06          22,807              17,545
                 Mar-06          24,005              18,398
                 Apr-06          23,847              18,344
                 May-06          21,914              17,053
                 Jun-06          21,248              17,064
                 Jul-06          19,756              16,177


WHILE STOCKS HAVE HISTORICALLY OUTPERFORMED OTHER ASSET CLASSES OVER THE LONG TERM, THEY TEND TO FLUCTUATE MORE DRAMATICALLY OVER THE SHORT TERM. SMALLER COMPANY SECURITIES HAVE BEEN MORE VOLATILE IN PRICE THAN LARGER COMPANY SECURITIES, ESPECIALLY OVER THE SHORT TERM. THESE PRICE MOVEMENTS MAY RESULT FROM FACTORS AFFECTING INDIVIDUAL COMPANIES, INDUSTRIES OR THE SECURITIES MARKET AS A WHOLE. THE FUND'S PORTFOLIO INCLUDES TECHNOLOGY STOCKS, A SECTOR THAT HAS BEEN ONE OF THE MOST VOLATILE AND INVOLVES SPECIAL RISKS. THE FUND MAY INVEST IN STOCKS OF FOREIGN COMPANIES, WHICH INVOLVE SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATIONS AND ECONOMIC AS WELL AS POLITICAL UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

ENDNOTES

1. Performance prior to the 7/24/03 reorganization reflects historical performance of FTI Small Capitalization Equity Fund. Past expense reductions by the Fund's manager and administrator increased the Fund's total returns. If the manager and administrator had not taken this action, the Fund's total returns would have been lower.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Average annual total returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

3. Source: Standard & Poor's Micropal. The Russell 2000 Growth Index is market capitalization weighted and measures performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.


14 | Annual Report

Your Fund's Expenses

FIDUCIARY SMALL CAPITALIZATION EQUITY FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) of the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the Fund's actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 15

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

--------------------------------------------------------------------------------------------------------
                                            BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 2/1/06       VALUE 7/31/06   PERIOD* 2/1/06-7/31/06
--------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $  875.80              $6.51
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,017.85              $7.00
--------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


16 | Annual Report

Franklin Global Trust

FINANCIAL HIGHLIGHTS a

FIDUCIARY LARGE CAPITALIZATION GROWTH AND INCOME FUND

                                                    ------------------------------------------------------------------------------
                                                                                                                  YEAR ENDED
                                                                   YEAR ENDED JULY 31,                           NOVEMBER 30,
                                                        2006          2005         2004         2003 f       2002           2001
                                                    ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..............   $   7.15      $   6.77     $   5.91     $   5.65     $   7.21       $   9.63
                                                    ------------------------------------------------------------------------------

Income from investment operations: b

  Net investment income c .......................       0.04          0.08         0.03         0.03         0.04           0.04

  Net realized and unrealized gains (losses) ....       0.13          0.74         0.90         0.27        (1.19)         (0.81)
                                                    ------------------------------------------------------------------------------
Total from investment operations ................       0.17          0.82         0.93         0.30        (1.15)         (0.77)
                                                    ------------------------------------------------------------------------------

Less distributions from:

  Net investment income .........................      (0.04)        (0.08)       (0.03)       (0.04)       (0.05)         (0.04)

  Net realized gains ............................      (0.65)        (0.36)       (0.04)          --        (0.36)         (1.61)
                                                    ------------------------------------------------------------------------------
Total distributions .............................      (0.69)        (0.44)       (0.07)       (0.04)       (0.41)         (1.65)
                                                    ------------------------------------------------------------------------------
Net asset value, end of year ....................   $   6.63      $   7.15     $   6.77     $   5.91     $   5.65       $   7.21
                                                    ==============================================================================

Total return d ..................................       2.22%        12.38%       15.78%        5.30%      (16.93)% h      (9.22)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .................   $ 91,915      $ 94,536     $ 82,921     $ 70,684     $ 60,904       $ 74,634

Ratios to average net assets:

  Expenses before waiver and payments by
    affiliate and expense reduction .............       1.02%         1.01%        1.02%        1.21% g      1.10%          1.09%

  Expenses net of waiver and payments by
    affiliate and expense reduction .............       1.02% e       1.01% e      0.98%        1.03% g      1.03%          1.03%

  Net investment income .........................       0.57%         1.13%        0.43%        0.77% g      0.73%          0.61%

Portfolio turnover rate .........................      54.63%        47.08%       48.04%       33.02%       64.46%         37.59%

a Financial highlights presented reflect historical financial information from Fiduciary Trust International (FTI) - Large Capitalization Growth and Income Fund as a result of a merger on July 24, 2003.

b The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

c     Based on average daily shares outstanding.

d     Total return is not annualized for periods less than one year.

e     Benefit of expense reduction rounds to less than 0.01%.

f     For the period December 1, 2002 to July 31, 2003.

g     Annualized.

h The Fund's advisor fully reimbursed the Fund for a loss on a transaction not meeting the Fund's investment guidelines, which otherwise would have reduced total return by 0.15%.


                                                                 Annual Report |
 The accompanying notes are an integral part of these financial statements. | 17

Franklin Global Trust

STATEMENT OF INVESTMENTS, JULY 31, 2006

-------------------------------------------------------------------------------------------------------------------------------
  FIDUCIARY LARGE CAPITALIZATION GROWTH AND INCOME FUND                            COUNTRY           SHARES           VALUE
-------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS 88.3%
  AEROSPACE & DEFENSE 7.3%
  Honeywell International Inc. ...........................................     United States           57,400   $     2,221,380
  L-3 Communications Holdings Inc. .......................................     United States           25,000         1,841,250
  United Technologies Corp. ..............................................     United States           42,000         2,611,980
                                                                                                                ---------------
                                                                                                                      6,674,610
                                                                                                                ---------------
  BIOTECHNOLOGY 2.7%
a Amgen Inc. .............................................................     United States           35,000         2,440,900
                                                                                                                ---------------
  CAPITAL MARKETS 2.3%
  Credit Suisse Group ....................................................      Switzerland            37,000         2,072,673
                                                                                                                ---------------
  COMMERCIAL BANKS 2.1%
  Banco Bilbao Vizcaya Argentaria SA .....................................         Spain               90,000         1,912,735
                                                                                                                ---------------
  COMMUNICATIONS EQUIPMENT 5.5%
a Corning Inc. ...........................................................     United States           85,600         1,632,392
a Juniper Networks Inc. ..................................................     United States          124,000         1,667,800
  QUALCOMM Inc. ..........................................................     United States           49,000         1,727,740
                                                                                                                ---------------
                                                                                                                      5,027,932
                                                                                                                ---------------
  COMPUTERS & PERIPHERALS 1.9%
a EMC Corp. ..............................................................     United States          176,000         1,786,400
                                                                                                                ---------------
  DIVERSIFIED FINANCIAL SERVICES 2.7%
  Citigroup Inc. .........................................................     United States           52,000         2,512,120
                                                                                                                ---------------
  DIVERSIFIED TELECOMMUNICATION SERVICES 1.7%
  Telenor ASA ............................................................         Norway             125,000         1,594,051
                                                                                                                ---------------
  ENERGY EQUIPMENT & SERVICES 8.9%
  BJ Services Co. ........................................................     United States           38,900         1,410,904
  SBM Offshore NV ........................................................      Netherlands            85,900         2,367,574
  Schlumberger Ltd. ......................................................     United States           30,000         2,005,500
a Transocean Inc. ........................................................     United States           31,000         2,394,130
                                                                                                                ---------------
                                                                                                                      8,178,108
                                                                                                                ---------------
  FOOD & STAPLES RETAILING 2.8%
  Tesco PLC ..............................................................     United Kingdom         386,000         2,592,306
                                                                                                                ---------------
  FOOD PRODUCTS 2.8%
  Nestle SA ..............................................................      Switzerland             8,000         2,620,953
                                                                                                                ---------------
  HEALTH CARE EQUIPMENT & SUPPLIES 2.9%
a Boston Scientific Corp. ................................................     United States          100,000         1,701,000
a Zimmer Holdings Inc. ...................................................     United States           16,000         1,011,840
                                                                                                                ---------------
                                                                                                                      2,712,840
                                                                                                                ---------------
  HEALTH CARE PROVIDERS & SERVICES 2.8%
  Quest Diagnostics Inc. .................................................     United States           43,000         2,585,160
                                                                                                                ---------------
  HOTELS RESTAURANTS & LEISURE 2.7%
  McDonald's Corp. .......................................................     United States           70,000         2,477,300
                                                                                                                ---------------
  INDUSTRIAL CONGLOMERATES 2.6%
  General Electric Co. ...................................................     United States           73,000         2,386,370
                                                                                                                ---------------


18 | Annual Report

Franklin Global Trust

-------------------------------------------------------------------------------------------------------------------------------
  FIDUCIARY LARGE CAPITALIZATION GROWTH AND INCOME FUND                            COUNTRY           SHARES           VALUE
-------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONTINUED)
  INSURANCE 8.1%
  AFLAC Inc. .............................................................     United States           54,000   $     2,383,560
  American International Group Inc. ......................................     United States           40,000         2,426,800
  Hartford Financial Services Group Inc. .................................     United States           31,000         2,630,040
                                                                                                                ---------------
                                                                                                                      7,440,400
                                                                                                                ---------------
  IT SERVICES 3.4%
a Cognizant Technology Solutions Corp., A ................................     United States           14,000           916,860
  First Data Corp. .......................................................     United States           53,000         2,165,050
                                                                                                                ---------------
                                                                                                                      3,081,910
                                                                                                                ---------------
  LIFE SCIENCES TOOLS & SERVICES 2.3%
a Invitrogen Corp. .......................................................     United States           34,000         2,100,860
                                                                                                                ---------------
  MACHINERY 4.9%
  Danaher Corp. ..........................................................     United States           38,100         2,484,120
  Komatsu Ltd. ...........................................................         Japan              100,000         2,010,730
                                                                                                                ---------------
                                                                                                                      4,494,850
                                                                                                                ---------------
  MEDIA 2.8%
  Time Warner Inc. .......................................................     United States          156,000         2,574,000
                                                                                                                ---------------
  OIL, GAS & CONSUMABLE FUELS 8.3%
  Cameco Corp. ...........................................................         Canada              36,000         1,436,400
  ConocoPhillips .........................................................     United States           40,000         2,745,600
  Exxon Mobil Corp. ......................................................     United States           51,000         3,454,740
                                                                                                                ---------------
                                                                                                                      7,636,740
                                                                                                                ---------------
  PHARMACEUTICALS 2.3%
  Johnson & Johnson ......................................................     United States           34,000         2,126,700
                                                                                                                ---------------
  SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 2.3%
  Intel Corp. ............................................................     United States          120,000         2,160,000
                                                                                                                ---------------
  SOFTWARE 2.2%
  SAP AG .................................................................        Germany              11,000         2,010,440
                                                                                                                ---------------
  TOTAL COMMON STOCKS (COST $65,637,444)..................................                                           81,200,358
                                                                                                                ---------------
  SHORT TERM INVESTMENT (COST $9,190,187) 10.0%
  MONEY MARKET FUND 10.0%
b Franklin Institutional Fiduciary Trust Money Market Portfolio, 5.00% ...     United States        9,190,187         9,190,187
                                                                                                                ---------------
  TOTAL INVESTMENTS (COST $74,827,631) 98.3% .............................                                           90,390,545
  OTHER ASSETS, LESS LIABILITIES 1.7% ....................................                                            1,524,073
                                                                                                                ---------------
  NET ASSETS 100.0% ......................................................                                      $    91,914,618
                                                                                                                ===============

a     Non-income producing for the twelve months ended July 31, 2006.

b See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


                                                                 Annual Report |
 The accompanying notes are an integral part of these financial statements. | 19

Franklin Global Trust

FINANCIAL HIGHLIGHTS a

FIDUCIARY SMALL CAPITALIZATION EQUITY FUND

                                                    ------------------------------------------------------------------------------
                                                                                                                 YEAR ENDED
                                                                   YEAR ENDED JULY 31,                          NOVEMBER 30,
                                                        2006          2005         2004         2003 f          2002        2001
                                                    ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..............   $  18.16      $  14.86     $  14.25     $  12.48        $  18.71    $  21.00
                                                    ------------------------------------------------------------------------------

Income from investment operations: b

  Net investment income (loss) c ................      (0.20)        (0.10)       (0.16)       (0.07)          (0.15)      (0.13)

  Net realized and unrealized gains (losses) ....      (0.48)         3.40         0.77         1.84           (4.37)      (2.16)
                                                    ------------------------------------------------------------------------------
Total from investment operations ................      (0.68)         3.30         0.61         1.77           (4.52)      (2.29)
                                                    ------------------------------------------------------------------------------
Less distributions from net realized gains ......         --            --           --           --           (1.71)         --
                                                    ------------------------------------------------------------------------------
Net asset value, end of year ....................   $  17.48      $  18.16     $  14.86     $  14.25        $  12.48    $  18.71
                                                    ==============================================================================

Total return d ..................................      (3.74)%       22.21%        4.28%       14.18%         (26.65)%    (10.90)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .................   $ 37,233      $ 44,821     $ 62,786     $ 61,026        $ 59,882    $ 97,660

Ratios to average net assets:

  Expenses before waiver and payments by
    affiliate and expense reduction .............       1.35%         1.30%        1.27%        1.43% g         1.34%       1.32%

  Expenses net of waiver and payments by
    affiliate and expense reduction .............       1.35% e       1.30%        1.26%        1.30% g         1.30%       1.30%

  Net investment income (loss) ..................      (1.07)%       (0.66)%      (1.01)%      (0.89)% g       (1.01)%     (0.67)%

Portfolio turnover rate .........................      97.79%       111.92%      130.22%       92.58%         178.05%     111.67%

a Financial highlights presented reflect historical financial information from Fiduciary Trust International (FTI)--Small Capitalization Equity Fund as a result of a merger on July 24, 2003.

b The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

c     Based on average daily shares outstanding.

d     Total return is not annualized for periods less than one year.

e     Benefit of expense reduction rounds to less than 0.01%.

f     For the period December 1, 2002 to July 31, 2003.

g     Annualized.


20 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Global Trust

STATEMENT OF INVESTMENTS, JULY 31, 2006

-------------------------------------------------------------------------------------------------------------------------------
  FIDUCIARY SMALL CAPITALIZATION EQUITY FUND                                                         SHARES          VALUE
-------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS 95.4%
  AEROSPACE & DEFENSE 2.0%
a Teledyne Technologies Inc. .................................................................         19,600   $       747,936
                                                                                                                ---------------
  AIR FREIGHT & LOGISTICS 1.7%
a Hub Group Inc., A ..........................................................................         27,800           627,724
                                                                                                                ---------------
  BIOTECHNOLOGY 3.8%
a Alexion Pharmaceuticals Inc. ...............................................................         16,500           566,940
a Cell Genesys Inc. ..........................................................................         86,400           424,224
a Medarex Inc. ...............................................................................         46,100           431,035
                                                                                                                ---------------
                                                                                                                      1,422,199
                                                                                                                ---------------
  CAPITAL MARKETS 5.0%
a GFI Group Inc. .............................................................................         11,600           665,376
  Greenhill & Co. Inc. .......................................................................          8,000           463,680
a MarketAxess Holdings Inc. ..................................................................         39,200           398,272
a Thomas Weisel Partners Group Inc. ..........................................................         23,000           345,920
                                                                                                                ---------------
                                                                                                                      1,873,248
                                                                                                                ---------------
  CHEMICALS 1.0%
  Georgia Gulf Corp. .........................................................................         14,000           356,440
                                                                                                                ---------------
  COMMERCIAL BANKS 2.8%
  First Security Group Inc. ..................................................................         43,800           518,592
a Signature Bank .............................................................................         15,900           510,867
                                                                                                                ---------------
                                                                                                                      1,029,459
                                                                                                                ---------------
  COMMERCIAL SERVICES & SUPPLIES 5.4%
a Clean Harbors Inc. .........................................................................         18,600           686,154
a Korn/Ferry International ...................................................................         30,700           570,099
a TeleTech Holdings Inc. .....................................................................         60,000           756,000
                                                                                                                ---------------
                                                                                                                      2,012,253
                                                                                                                ---------------
  COMMUNICATIONS EQUIPMENT 4.9%
a Arris Group Inc. ...........................................................................         55,800           596,502
a Avocent Corp. ..............................................................................         16,400           419,512
a F5 Networks Inc. ...........................................................................          7,400           342,916
a Sonus Networks Inc. ........................................................................        101,400           454,272
                                                                                                                ---------------
                                                                                                                      1,813,202
                                                                                                                ---------------
  COMPUTERS & PERIPHERALS 3.1%
a Hypercom Corp. .............................................................................         48,300           454,020
a Presstek Inc. ..............................................................................         40,200           322,806
a Rackable Systems Inc. ......................................................................         17,900           381,628
                                                                                                                ---------------
                                                                                                                      1,158,454
                                                                                                                ---------------
  DIVERSIFIED FINANCIAL SERVICES 0.9%
a IntercontinentalExchange Inc. ..............................................................          5,800           345,680
                                                                                                                ---------------
  ENERGY EQUIPMENT & SERVICES 4.8%
a Hercules Offshore Inc. .....................................................................         18,700           668,338
a Hornbeck Offshore Services Inc. ............................................................         17,900           622,025


                                                              Annual Report | 21

Franklin Global Trust

-------------------------------------------------------------------------------------------------------------------------------
  FIDUCIARY SMALL CAPITALIZATION EQUITY FUND                                                         SHARES          VALUE
-------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONTINUED)
  ENERGY EQUIPMENT & SERVICES (CONTINUED)
a PHI Inc., non-voting .......................................................................         15,200   $       479,712
a Warrior Energy Services Corp. ..............................................................            500            10,820
                                                                                                                ---------------
                                                                                                                      1,780,895
                                                                                                                ---------------
  FOOD & STAPLES RETAILING 1.4%
a United Natural Foods Inc. ..................................................................         17,500           527,450
                                                                                                                ---------------
  HEALTH CARE EQUIPMENT & SUPPLIES 1.2%
a American Medical Systems Holdings Inc. .....................................................         23,700           432,525
                                                                                                                ---------------
  HEALTH CARE PROVIDERS & SERVICES 9.8%
a Allion Healthcare Inc. .....................................................................         40,700           315,425
a Healthways Inc. ............................................................................         15,700           843,404
a Horizon Health Corp. .......................................................................         29,800           392,764
a Matria Healthcare Inc. .....................................................................         18,100           446,527
a Nighthawk Radiology Holdings Inc. ..........................................................         21,200           421,456
a Psychiatric Solutions Inc. .................................................................         13,600           428,264
a Sunrise Senior Living Inc. .................................................................         16,500           476,520
a United Surgical Partners International Inc. ................................................         12,450           307,515
                                                                                                                ---------------
                                                                                                                      3,631,875
                                                                                                                ---------------
  HOTELS RESTAURANTS & LEISURE 5.6%
a Cosi Inc. ..................................................................................         75,100           377,753
a Ruth's Chris Steak House Inc. ..............................................................         31,600           560,900
a Shuffle Master Inc. ........................................................................         17,625           513,769
a Vail Resorts Inc. ..........................................................................         18,800           649,916
                                                                                                                ---------------
                                                                                                                      2,102,338
                                                                                                                ---------------
  HOUSEHOLD DURABLES 1.6%
a Jarden Corp. ...............................................................................         20,800           602,992
                                                                                                                ---------------
  HOUSEHOLD PRODUCTS 1.9%
a Central Garden & Pet Co. ...................................................................         17,600           695,904
                                                                                                                ---------------
  INSURANCE 3.3%
  Max Re Capital Ltd. ........................................................................         26,600           598,500
  National Financial Partners Corp. ..........................................................         14,400           648,576
                                                                                                                ---------------
                                                                                                                      1,247,076
                                                                                                                ---------------
  INTERNET & CATALOG RETAIL 1.6%
a Gaiam Inc., A ..............................................................................         42,900           578,721
                                                                                                                ---------------
  INTERNET SOFTWARE & SERVICES 3.8%
a Equinix Inc. ...............................................................................          9,600           502,848
a Tumbleweed Communications Corp. ............................................................        146,922           412,851
a webMethods Inc. ............................................................................         68,000           505,920
                                                                                                                ---------------
                                                                                                                      1,421,619
                                                                                                                ---------------
  LEISURE EQUIPMENT & PRODUCTS 1.6%
a MarineMax Inc. .............................................................................         18,800           395,740
a Marvel Entertainment Inc. ..................................................................         11,050           195,364
                                                                                                                ---------------
                                                                                                                        591,104
                                                                                                                ---------------


22 | Annual Report

Franklin Global Trust

-------------------------------------------------------------------------------------------------------------------------------
  FIDUCIARY SMALL CAPITALIZATION EQUITY FUND                                                         SHARES          VALUE
-------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONTINUED)
  MACHINERY 4.3%
a Astec Industries Inc. ......................................................................         14,000   $       296,800
a Commercial Vehicle Group Inc. ..............................................................         26,500           477,265
  Greenbrier Cos. Inc. .......................................................................         12,200           338,916
  Kaydon Corp. ...............................................................................         13,700           496,625
                                                                                                                ---------------
                                                                                                                      1,609,606
                                                                                                                ---------------
  MEDIA 1.6%
a Lions Gate Entertainment Corp. .............................................................         64,600           600,134
                                                                                                                ---------------
  METALS & MINING 1.0%
  Metal Management Inc. ......................................................................         13,200           375,936
                                                                                                                ---------------
  OIL, GAS & CONSUMABLE FUELS 4.2%
a EXCO Resources Inc. ........................................................................         39,500           510,340
a Petrohawk Energy Corp. .....................................................................         37,456           438,973
  Western Refining Inc. ......................................................................         26,300           604,637
                                                                                                                ---------------
                                                                                                                      1,553,950
                                                                                                                ---------------
  PHARMACEUTICALS 0.8%
a POZEN Inc. .................................................................................         39,100           295,205
                                                                                                                ---------------
  REAL ESTATE MANAGEMENT & DEVELOPMENT 2.2%
a Move Inc. ..................................................................................         73,800           324,720
a Trammell Crow Co. ..........................................................................         14,200           489,332
                                                                                                                ---------------
                                                                                                                        814,052
                                                                                                                ---------------
  SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 7.1%
a ANADIGICS Inc. .............................................................................         82,000           452,640
a ATMI Inc. ..................................................................................         18,800           499,516
a Diodes Inc. ................................................................................         13,750           493,487
a Microtune Inc. .............................................................................         62,900           365,449
a Netlogic Microsystems Inc. .................................................................         19,700           482,650
a Trident Microsystems Inc. ..................................................................         19,900           342,678
                                                                                                                ---------------
                                                                                                                      2,636,420
                                                                                                                ---------------
  SOFTWARE 2.2%
a Nuance Communications Inc. .................................................................         43,500           402,810
a Witness Systems Inc. .......................................................................         26,800           426,924
                                                                                                                ---------------
                                                                                                                        829,734
                                                                                                                ---------------
  SPECIALTY RETAIL 1.0%
a Guitar Center Inc. .........................................................................          9,000           382,680
                                                                                                                ---------------
  TEXTILES, APPAREL & LUXURY GOODS 3.8%
a Crocs Inc. .................................................................................         25,000           691,750
a Volcom Inc. ................................................................................         15,200           305,976
a The Warnaco Group Inc. .....................................................................         24,000           427,440
                                                                                                                ---------------
                                                                                                                      1,425,166
                                                                                                                ---------------
  TOTAL COMMON STOCKS (COST $34,793,298) .....................................................                       35,521,977
                                                                                                                ---------------


                                                              Annual Report | 23

Franklin Global Trust

-------------------------------------------------------------------------------------------------------------------------------
  FIDUCIARY SMALL CAPITALIZATION EQUITY FUND                                                         SHARES          VALUE
-------------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENT (COST $1,423,663) 3.8%
  MONEY MARKET FUND 3.8%
b Franklin Institutional Fiduciary Trust Money
    Market Portfolio, 5.00% ..................................................................      1,423,663   $     1,423,663
                                                                                                                ---------------
  TOTAL INVESTMENTS (COST $36,216,961) 99.2% .................................................                       36,945,640
  OTHER ASSETS, LESS LIABILITIES 0.8% ........................................................                          287,023
                                                                                                                ---------------
  NET ASSETS 100.0% ..........................................................................                  $    37,232,663
                                                                                                                ===============

a     Non-income producing for the twelve months ended July 31, 2006.

b See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


24 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Global Trust

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
July 31, 2006

                                                                                               --------------------------------
                                                                                                 FIDUCIARY
                                                                                                   LARGE           FIDUCIARY
                                                                                               CAPITALIZATION        SMALL
                                                                                                 GROWTH AND     CAPITALIZATION
                                                                                                INCOME FUND       EQUITY FUND
                                                                                               --------------------------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ..............................................................   $   65,637,444   $    34,793,298
  Cost - Sweep Money Fund (Note 7) .........................................................        9,190,187         1,423,663
                                                                                               --------------------------------
  Total cost of investments ................................................................   $   74,827,631   $    36,216,961
                                                                                               ================================
  Value - Unaffiliated issuers .............................................................   $   81,200,358   $    35,521,977
  Value - Sweep Money Fund (Note 7) ........................................................        9,190,187         1,423,663
                                                                                               --------------------------------
  Total value of investments ...............................................................       90,390,545        36,945,640
 Receivables:
  Investment securities sold ...............................................................        1,701,798           350,586
  Capital shares sold ......................................................................               --               305
  Dividends ................................................................................           14,405                --
                                                                                               --------------------------------
      Total assets .........................................................................       92,106,748        37,296,531
                                                                                               --------------------------------
Liabilities:
 Payables:
  Capital shares redeemed ..................................................................           91,168                --
  Affiliates ...............................................................................           70,951            38,149
  Reports to shareholders ..................................................................            9,377             5,388
  Professional fees ........................................................................           18,603            19,920
 Accrued expenses and other liabilities ....................................................            2,031               411
                                                                                               --------------------------------
      Total liabilities ....................................................................          192,130            63,868
                                                                                               --------------------------------
       Net assets, at value ................................................................   $   91,914,618   $    37,232,663
                                                                                               ================================
Net assets consist of:
 Paid-in capital ...........................................................................   $   71,182,624   $    36,065,244
 Undistributed net investment income .......................................................           21,727                --
 Net unrealized appreciation (depreciation) ................................................       15,562,914           728,679
 Accumulated net realized gain (loss) ......................................................        5,147,353           438,740
                                                                                               --------------------------------
       Net assets, at value ................................................................   $   91,914,618   $    37,232,663
                                                                                               ================================
Shares outstanding .........................................................................       13,862,644         2,130,349
                                                                                               ================================
Net asset value and maximum offering price per share a .....................................   $         6.63   $         17.48
                                                                                               ================================

a Redemption price is equal to net asset value less any applicable redemption fees retained by the Fund.


                                                                 Annual Report |
 The accompanying notes are an integral part of these financial statements. | 25

Franklin Global Trust

STATEMENTS OF OPERATIONS
for the year ended July 31, 2006

                                                                                        --------------------------------
                                                                                          FIDUCIARY
                                                                                            LARGE           FIDUCIARY
                                                                                        CAPITALIZATION        SMALL
                                                                                          GROWTH AND      CAPITALIZATION
                                                                                         INCOME FUND        EQUITY FUND
                                                                                        --------------------------------
Investment income:
 Dividends:
  Unaffiliated issuers ..............................................................   $    1,361,381    $       70,511
  Sweep Money Fund (Note 7) .........................................................          148,349            49,624
 Interest ...........................................................................              518                --
                                                                                        --------------------------------
      Total investment income .......................................................        1,510,248           120,135
                                                                                        --------------------------------
Expenses:
 Management fees (Note 3a) ..........................................................          698,585           422,100
 Administrative fees (Note 3b) ......................................................          189,570            85,311
 Transfer agent fees (Note 3d) ......................................................              960             1,809
 Custodian fees (Note 4) ............................................................            6,897             2,077
 Reports to shareholders ............................................................           23,825            15,772
 Registration and filing fees .......................................................           20,808            16,753
 Professional fees ..................................................................           22,013            24,700
 Trustees' fees and expenses ........................................................            3,805             1,760
 Other ..............................................................................            5,527             3,943
                                                                                        --------------------------------
      Total expenses ................................................................          971,990           574,225
      Expense reductions (Note 4) ...................................................             (692)               (1)
                                                                                        --------------------------------
       Net expenses .................................................................          971,298           574,224
                                                                                        --------------------------------
        Net investment income (loss) ................................................          538,950          (454,089)
                                                                                        --------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments .......................................................................        5,362,378         8,685,228
  Foreign currency transactions .....................................................          (46,767)               --
                                                                                        --------------------------------
        Net realized gain (loss) ....................................................        5,315,611         8,685,228
                                                                                        --------------------------------
 Net change in unrealized appreciation (depreciation) on investments ................       (3,552,481)       (9,487,391)
                                                                                        --------------------------------
Net realized and unrealized gain (loss) .............................................        1,763,130          (802,163)
                                                                                        --------------------------------
Net increase (decrease) in net assets resulting from operations .....................   $    2,302,080    $   (1,256,252)
                                                                                        ================================


26 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Global Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                    ------------------------------------------------------------
                                                                             FIDUCIARY                       FIDUCIARY
                                                                        LARGE CAPITALIZATION            SMALL CAPITALIZATION
                                                                       GROWTH AND INCOME FUND               EQUITY FUND
                                                                    ------------------------------------------------------------
                                                                         YEAR ENDED JULY 31,             YEAR ENDED JULY 31,
                                                                        2006            2005            2006            2005
                                                                    ------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) ..................................   $    538,950    $    992,447    $   (454,089)   $   (336,785)
  Net realized gain (loss) from investments and foreign
   currency transactions ........................................      5,315,611       9,334,504       8,685,228       1,921,643
  Net change in unrealized appreciation (depreciation)
   on investments ...............................................     (3,552,481)         (8,438)     (9,487,391)      8,337,273
                                                                    ------------------------------------------------------------
      Net increase (decrease) in net assets resulting
         from operations ........................................      2,302,080      10,318,513      (1,256,252)      9,922,131
                                                                    ------------------------------------------------------------
 Distributions to shareholders from:
  Net investment income .........................................       (533,657)     (1,018,355)             --              --
  Net realized gains ............................................     (8,479,663)     (4,439,717)             --              --
                                                                    ------------------------------------------------------------
 Total distributions to shareholders ............................     (9,013,320)     (5,458,072)             --              --
                                                                    ------------------------------------------------------------
 Capital share transactions: (Note 2) ...........................      4,089,593       6,754,820      (6,332,160)    (27,887,516)
                                                                    ------------------------------------------------------------
      Net increase (decrease) in net assets .....................     (2,621,647)     11,615,261      (7,588,412)    (17,965,385)
Net assets:
 Beginning of year ..............................................     94,536,265      82,921,004      44,821,075      62,786,460
                                                                    ------------------------------------------------------------
 End of year ....................................................   $ 91,914,618    $ 94,536,265    $ 37,232,663    $ 44,821,075
                                                                    ============================================================
Undistributed net investment income included in net assets:
 End of year ....................................................   $     21,727    $     34,213    $         --    $         --
                                                                    ============================================================


                                                                 Annual Report |
 The accompanying notes are an integral part of these financial statements. | 27

Franklin Global Trust

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Global Trust (the Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end investment company, consisting of eight separate series. All funds included in this report (the Funds) are diversified. The financial statements of the remaining funds in the series are presented separately.

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.


28 | Annual Report

Franklin Global Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Funds purchase or sell foreign securities they may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statements of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statements of Assets and Liabilities.

D. INCOME TAXES

No provision has been made for U.S. income taxes because each Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.


                                                              Annual Report | 29

Franklin Global Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Funds are notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Funds and accounted for as an addition to paid-in capital. There were no redemption fees for the year.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.


30 | Annual Report

Franklin Global Trust

2. SHARES OF BENEFICIAL INTEREST

At July 31, 2006, there were an unlimited number of shares authorized (no par value). Transactions in the Funds' shares were as follows:

                                                ----------------------------------------------------------
                                                       FIDUCIARY                       FIDUCIARY
                                                  LARGE CAPITALIZATION            SMALL CAPITALIZATION
                                                 GROWTH AND INCOME FUND               EQUITY FUND
                                                ----------------------------------------------------------
                                                 SHARES          AMOUNT          SHARES          AMOUNT
                                                ----------------------------------------------------------
Year ended July 31, 2006
 Shares sold .................................     758,648    $  5,206,412          27,300    $    488,316
 Shares issued in reinvestment
  of distributions ...........................   1,240,651       8,324,935              --              --
 Shares redeemed .............................  (1,365,865)     (9,441,754)       (364,445)     (6,820,476)
                                                ----------------------------------------------------------
 Net increase (decrease) .....................     633,434    $  4,089,593        (337,145)   $ (6,332,160)
                                                ==========================================================
Year ended July 31, 2005
 Shares sold .................................   1,509,984    $ 10,450,004          97,650    $  1,597,736
 Shares issued in reinvestment
  of distributions ...........................     636,956       4,413,959              --              --
 Shares redeemed .............................  (1,174,500)     (8,109,143)     (1,854,247)    (29,485,252)
                                                ----------------------------------------------------------
 Net increase (decrease) .....................     972,440    $  6,754,820      (1,756,597)   $(27,887,516)
                                                ==========================================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

--------------------------------------------------------------------------------------
SUBSIDIARY                                                      AFFILIATION
--------------------------------------------------------------------------------------
Fiduciary International, Inc. (Fiduciary)                       Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Funds pay an investment management fee to Fiduciary based on the average daily net assets of each of the Funds as follows:

--------------------------------------------------------------------------------
                                                              ANNUALIZED
                                                               FEE RATE
--------------------------------------------------------------------------------
Fiduciary Large Capitalization Growth and Income Fund           0.75%
Fiduciary Small Capitalization Equity Fund                      1.00%

B. ADMINISTRATIVE FEES

The Funds pay an administrative fee to FT Services of 0.20% per year of the average daily net assets of each of the Funds.


                                                              Annual Report | 31

Franklin Global Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act. The Funds have not activated the plan.

D. TRANSFER AGENT FEES

The Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                                    -----------------------------------------
                                       FIDUCIARY LARGE        FIDUCIARY SMALL
                                    CAPITALIZATION GROWTH     CAPITALIZATION
                                       AND INCOME FUND          EQUITY FUND
                                    -----------------------------------------
Transfer agent fees............                     $464                $979

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the year ended July 31, 2006, the custodian fees were reduced as noted in the Statements of Operations.

5. INCOME TAXES

During the year ended July 31, 2006, the Fiduciary Small Capitalization Equity Fund utilized $7,387,241 of capital loss carryforwards.

For tax purposes, realized currency losses, occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At July 31, 2006, the Fiduciary Large Capitalization Growth and Income Fund deferred realized currency losses of $62,338.

The tax character of distributions paid during the years ended July 31, 2006 and 2005, was as follows:

                                               ------------------------
                                                      FIDUCIARY
                                                 LARGE CAPITALIZATION
                                                GROWTH AND INCOME FUND
                                               ------------------------
                                                  2006          2005
                                               ------------------------
Distributions paid from:
 Ordinary income ........................      $1,380,046    $1,989,354
 Long term capital gain .................       7,633,274     3,468,718
                                               ------------------------
                                               $9,013,320    $5,458,072
                                               ========================


32 | Annual Report

Franklin Global Trust

5. INCOME TAXES (CONTINUED)

At July 31, 2006, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

                                                           -----------------------------------------
                                                             FIDUCIARY LARGE         FIDUCIARY SMALL
                                                           CAPITALIZATION GROWTH     CAPITALIZATION
                                                              AND INCOME FUND          EQUITY FUND
                                                           -----------------------------------------
Cost of investments ....................................           $ 74,827,631         $ 36,540,328
                                                           =========================================
Unrealized appreciation ................................           $ 17,790,739         $  4,482,373
Unrealized depreciation ................................             (2,227,825)          (4,077,061)
                                                           -----------------------------------------
Net unrealized appreciation (depreciation) .............           $ 15,562,914         $    405,312
                                                           =========================================
Undistributed ordinary income ..........................           $    434,896         $         --
Undistributed long term capital gains ..................              4,796,522              762,107
                                                           -----------------------------------------
Distributable earnings .................................           $  5,231,418         $    762,107
                                                           =========================================

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

6. INVESTMENT TRANSACTIONS

Purchases and sales (excluding short term securities) for the year ended July 31, 2006, were as follows:

                                                           -----------------------------------------
                                                              FIDUCIARY LARGE        FIDUCIARY SMALL
                                                           CAPITALIZATION GROWTH     CAPITALIZATION
                                                              AND INCOME FUND          EQUITY FUND
                                                           -----------------------------------------
Purchases ..............................................           $ 49,429,681         $ 40,625,301
Sales ..................................................           $ 59,630,458         $ 47,043,976

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.


                                                              Annual Report | 33

Franklin Global Trust

8. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop separate plans for the distribution of the respective settlement monies. The CAGO approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement, and in March 2005, the disbursement of monies to the relevant funds in accordance with the terms and conditions of that settlement was completed. The Trust did not participate in the CAGO Settlement.

On June 23, 2006, the SEC approved the IDC's proposed plan of distribution arising from the December 13, 2004 SEC Order and disbursement of the settlement monies to the designated funds in accordance with the terms and conditions of the SEC's order and the plan will be completed in September, 2006. The Trust did not participate in the December 13, 2004 SEC Order.

The IDC has also completed a proposed Plan of Distribution under the August 2, 2004 SEC Order resolving the SEC's market timing investigation and has submitted that plan to the SEC staff, where it is under review. The SEC has announced the following expected schedule with respect to the market timing Plan of
Distribution: "The SEC anticipates that Notice of the Plan will be published on or after September 15, 2006. After publication and comment, the proposed Distribution Plan will be submitted to the SEC for approval. When the SEC approves the proposed Distribution Plan, with modifications as appropriate, distributions will begin pursuant to that Plan. The SEC anticipates the distribution will begin in the fall of 2006."

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.


34 | Annual Report

Franklin Global Trust

8. REGULATORY MATTERS (CONTINUED)

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.

9. NEW ACCOUNTING PRONOUNCEMENT

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. We have not yet completed our evaluation of the impact, if any, of adopting FIN 48 on the Trust's financial statements.


                                                              Annual Report | 35

Franklin Global Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF THE FRANKLIN GLOBAL TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fiduciary Large Capitalization Growth and Income Fund and Fiduciary Small Capitalization Equity Fund (separate portfolios of the Franklin Global Trust, hereafter referred to as the "Funds") at July 31, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
September 15, 2006


36 | Annual Report

Franklin Global Trust

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Funds designate the maximum amount allowable but no less than the following amounts as long term capital gain dividends for the fiscal year ended July 31, 2006:

                 ---------------------------------------------
                    FIDUCIARY LARGE            FIDUCIARY SMALL
                 CAPITALIZATION GROWTH         CAPITALIZATION
                    AND INCOME FUND              EQUITY FUND
                 ---------------------------------------------
                           $ 4,949,079               $ 762,107

Under Section 871(k)(2)(C) of the Code, the Fiduciary Large Capitalization Growth and Income Fund designates the maximum amount allowable but no less than $413,299 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended July 31, 2006.

Under Section 854(b)(2) of the Code, the Fiduciary Large Capitalization Growth and Income Fund designates 73.52% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended July 31, 2006.

Under Section 854(b)(2) of the Code, the Fiduciary Large Capitalization Growth and Income Fund designates the maximum amount allowable but no less than $1,360,897 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended July 31, 2006.

In January 2007, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2006. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.


                                                              Annual Report | 37

Franklin Global Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                          LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                  POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)      Trustee         Since 2000         139                        Director, Bar-S Foods (meat packing
One Franklin Parkway                                                                       company).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
ROBERT F. CARLSON (1928)     Trustee         Since 2000         56                         None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, senior member and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS);
and FORMERLY, member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of California; and
Chief Counsel, California Department of Transportation.
------------------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (1932)   Trustee         Since 2000         140                        None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)      Trustee         Since 2000         135                        Director, Hess Corporation (formerly,
One Franklin Parkway                                                                       Amerada Hess Corporation) (exploration
San Mateo, CA 94403-1906                                                                   and refining of oil and gas),
                                                                                           H.J. Heinz Company (processed foods
                                                                                           and allied products), RTI International
                                                                                           Metals, Inc. (manufacture and
                                                                                           distribution of titanium), Canadian
                                                                                           National Railway (railroad) and White
                                                                                           Mountains Insurance Group, Ltd.
                                                                                           (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (1929)     Trustee         Since 2000         114                        Director, Center for Creative Land
One Franklin Parkway                                                                       Recycling (redevelopment).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------


38 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                          LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                  POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (1928)     Trustee         Since 2000         139                        Director, MedImmune, Inc.
One Franklin Parkway                                                                       (biotechnology), and Overstock.com
San Mateo, CA 94403-1906                                                                   (Internet services); and FORMERLY,
                                                                                           Director, MCI Communication Corporation
                                                                                           (subsequently known as MCI WorldCom,
                                                                                           Inc. and WorldCom, Inc.) (communications
                                                                                           services) (1988-2002), White
                                                                                           Mountains Insurance Group, Ltd.
                                                                                           (holding company) (1987-2004),
                                                                                           Spacehab, Inc. (aerospace services)
                                                                                           (1994-2003) and Martek Biosciences
                                                                                           Corporation (1998-2006).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; Senior business Advisor, Martek Biosciences Corporation (research and development); and FORMERLY,
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company) (2001-2004); Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and President, National Association of
Securities Dealers, Inc. (1970-1987).
------------------------------------------------------------------------------------------------------------------------------------
FRANK A. OLSON (1932)        Trustee         Since 2005         102                        Director, Hess Corporation (formerly,
One Franklin Parkway                                                                       Amerada Hess Corporation) (exploration
San Mateo, CA 94403-1906                                                                   and refining of oil and gas) and
                                                                                           Sentient Jet (private jet service); and
                                                                                           FORMERLY, Director, Becton Dickinson
                                                                                           and Company (medical technology),
                                                                                           Cooper Industries, Inc. (electrical
                                                                                           products and tools and hardware),
                                                                                           Health Net, Inc. (formerly Foundation
                                                                                           Health) (integrated managed care),
                                                                                           The Hertz Corporation, Pacific
                                                                                           Southwest Airlines, the RCA
                                                                                           Corporation, Unicom (formerly,
                                                                                           Commonwealth Edison), UAL
                                                                                           Corporation (airlines) and White
                                                                                           Mountains Insurance Group, Ltd.
                                                                                           (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977- 1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
------------------------------------------------------------------------------------------------------------------------------------
JOHN B. WILSON (1959)        Trustee         Since February     38                         None
One Franklin Parkway                         2006
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President - Finance Strategy, Staples, Inc. (office supplies) (1992-1996); Executive Vice President - Corporate
Planning, Northwest Airlines, Inc. (airlines) (1990-1992); Vice President and Partner, Bain & Company (1986-1990).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 39

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                          LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                  POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**HARMON E. BURNS (1945)     Trust and Vice  Since 2000         21                         None
One Franklin Parkway         President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)  Trustee and     Since 2000         139                        None
One Franklin Parkway         Chairman of
San Mateo, CA 94403-1906     the Board

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON,         Trustee,        Trustee and        123                        None
JR. (1940)                   President and   President since
One Franklin Parkway         Chief           2000 and Chief
San Mateo, CA 94403-1906     Executive       Executive
                             Officer         Officer -
                             - Investment    Investment
                             Management      Management
                                             since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)        Chief           Chief Compliance   Not Applicable             Not Applicable
One Franklin Parkway         Compliance      Officer since
San Mateo, CA 94403-1906     Officer and     2004
                             Vice President  and Vice
                             - AML           President - AML
                             Compliance      Compliance since
                                             February 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
LAURA FERGERSON (1962)       Treasurer       Since 2004         Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 31 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).
------------------------------------------------------------------------------------------------------------------------------------


40 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                          LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                  POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)      Senior Vice     Since 2002         Not Applicable             Not Applicable
500 East Broward Blvd.       President and
Suite 2100                   Chief
Fort Lauderdale,             Executive
FL 33394-3091                Officer -
                             Finance and
                             Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)         Vice President  Since 2000         Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (1947)      Vice President  Since 2000         Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC,
Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin
Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment
Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in
Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior
Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission
(1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until
1979).
------------------------------------------------------------------------------------------------------------------------------------
EDWARD B. JAMIESON (1948)    Vice President  Since 2000         Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Franklin Advisers, Inc.; officer and/or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of four of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
CHRISTOPHER                  Vice President  Since 2000         Not Applicable             Not Applicable
J. MOLUMPHY (1962)
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President, Franklin Adviser, Inc.; and officer of six of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 41

------------------------------------------------------------------------------------------------------------------------------------
                                                                NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                          LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                  POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
KAREN L. SKIDMORE (1952)     Vice President  Vice President     Not Applicable             Not Applicable
One Franklin Parkway         and Secretary   since March 2006
San Mateo, CA 94403-1906                     and Secretary
                                             since May 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Templeton Funds Annuity Company; and
officer of 31 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)         Vice President  Since October      Not Applicable             Not Applicable
One Franklin Parkway                         2005
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company
Institute (ICI) (1997-2004).
------------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)       Chief           Since 2004         Not Applicable             Not Applicable
500 East Broward Blvd.       Financial
Suite 2100 Fort              Officer and
Lauderdale, FL 33394-3091    Chief
                             Accounting
                             Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 47 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and
1991-2004).
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor. Harmon E. Burns is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and directors of Resources.

      Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

      THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE TRUST TO DISCLOSE WHETHER THE TRUST'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE TRUST'S BOARD OF TRUSTEES HAVE DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECT OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE TRUST'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPALS AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE TRUST'S, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

      THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/845-4514 TO REQUEST THE SAI.


42 | Annual Report

Franklin Global Trust

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 28, 2006, the Board of Trustees ("Board"), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for the separate funds comprising Franklin Global Trust ("Fund(s)"). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Funds, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager ("Manager") and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper report compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional information accompanying such report was a memorandum prepared by management describing enhancements to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Funds, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Funds and their shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to each Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange


                                                              Annual Report | 43

Franklin Global Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the hurricanes and blackout experienced last year in Florida. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed so as to be aligned with the interests of Fund shareholders. The Board also took into account the transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties and the firsthand experience of the individual Trustees who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton Funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each individual Fund showed the investment performance of the Fund in comparison to a performance universe selected by Lipper. Comparative performance for each Fund was shown for the one-year period ended December 31, 2005, and for additional periods ended that date depending on when a particular Fund commenced operations. Investment performance was shown on a total return basis for each Fund. The following summarizes the performance results for each of the Funds and the Board's view of such performance.

FIDUCIARY LARGE CAPITALIZATION GROWTH AND INCOME FUND - The performance universe for this Fund consisted of the Fund and all retail and institutional large-cap core funds as selected by Lipper. The Lipper report showed the Fund's total return for the one-year period to be in the middle quintile of such performance universe, and on an annualized basis to be in the second-highest quintile for each of the previous three- and five-year periods. The Board was satisfied with this Fund's performance.

FIDUCIARY SMALL CAPITALIZATION EQUITY FUND - The performance universe for this Fund consisted of the Fund and all retail and institutional small-cap growth funds as selected by Lipper. The Lipper report showed this Fund's total return for the one-year period to be in the second-lowest quintile of such performance universe, and on an annualized basis to be in the second-lowest quintile for the previous three-year period, the lowest quintile for the previous five-year period, and the middle


44 | Annual Report

Franklin Global Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

quintile of such performance universe for the previous ten-year period. In discussing such performance, management pointed out changes in the structure of the Fund's portfolio team made during the past year and other actions taken to improve such performance. The Board accepted such performance, but intends to monitor the effectiveness of the actions taken by management.

COMPARATIVE EXPENSES. Consideration was given to the management fee and total expense ratios of each Fund compared with those of a group of funds selected by Lipper as its appropriate Lipper expense group. Prior to making such comparisons, the Board relied upon a survey showing that the scope of management advisory services covered under a Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups that would be used as a basis of comparison in the Lipper reports. In reviewing comparative costs, emphasis was given to each Fund's management fee in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were the same size as the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper effective management fee analysis includes the advisory and administrative fees directly charged to each Fund as being part of the management fee. The effective management fee ratio for Fiduciary Small Capitalization Equity Fund was in the most expensive quintile of its Lipper expense group, while its total expenses were in the middle quintile of its Lipper expense group. The effective management fee ratio and total expenses of Fiduciary Large Capitalization Growth and Income Fund were in the most expensive and second most expensive quintiles, respectively, of its Lipper expense group. Its total expenses, however, were within ten basis points of the median for such group, which included several funds whose expenses were subsidized through fee waivers. The Board found the expenses of these Funds to be acceptable.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Funds. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the cost allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. Included in the analysis were the revenue and related


                                                              Annual Report | 45

Franklin Global Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

costs involved in providing services to the Fund, as well as the Fund's relative contribution to the profitability of the Manager's parent. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary to the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager's realizing a larger profit margin on management services provided such a fund. The two Funds each have a fixed combined management and administrative fee at all asset levels amounting to 0.95% in the case of Fiduciary Large Capitalization Growth and Income Fund and 1.20% in the case of Fiduciary Small Capitalization Equity Fund. In considering whether economies of scale might exist so as to warrant fee breakpoints for these Funds, the Board took into account the size of each Fund, as well as the fact that, as shown in their respective Lipper report, each Fund had comparatively low expenses for non-management services provided them, which included transfer agent and shareholder services furnished by an affiliate of the Manager. The Board believes the present fee structure under the investment management agreement for each of these Funds is appropriate, but intends to monitor future growth to determine the advisability of providing fee breakpoints at some level of assets.


46 | Annual Report

Franklin Global Trust

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures ("Policies") that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                              Annual Report | 47

                       This page intentionally left blank.

                                [GRAPHIC OMITTED]

                                     [LOGO]
                                     -----
                                      FGT
                                     -----
                                     FUNDS
                                     -----

                               F G T   F U N D S

                                   ----------

              Fiduciary Large Capitalization Growth and Income Fund
                                 Cusip 353533870

                   Fiduciary Small Capitalization Equity Fund
                                 Cusip 353533862

Authorized for distribution only when accompanied or preceded by a current FGT Funds prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information. Please carefully read the prospectus before you invest or send money.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

INVESTMENT MANAGER

Fiduciary International, Inc.
600 5th Avenue
New York, NY 10020-2302

DISTRIBUTOR
                                                               -----------------
Franklin/Templeton Distributors, Inc.
One Franklin Parkway                                           -----------------
San Mateo, CA 94403-1906                                          Fiduciary
                                                               -----------------
INVESTOR/SHAREHOLDER SERVICES                                       Trust
                                                               -----------------
1-800/845-4514                                                   International
                                                               -----------------
FGT1 A2006 09/06
                                                               -----------------

                                                               -----------------





                                                      ANNUAL REPORT | 07 31 2006
--------------------------------------------------------------------------------

THE EXPERTISE OF MANY. THE STRENGTH OF ONE.
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

                               FRANKLIN GLOBAL TRUST

                               ------------------------------------------------

                               Franklin Templeton Core Fixed Income Fund
                               (formerly, Fiduciary Core Fixed Income Fund)

                               Franklin Templeton Core Plus Fixed Income Fund (formerly, Fiduciary Core Plus Fixed Income Fund)

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                  INSTITUTIONAL

                        FRANKLIN o TEMPLETON o FIDUCIARY

Contents

ANNUAL REPORT

Economic and Market Overview ..............................................    1

Franklin Templeton Core Fixed Income Fund .................................    2

Franklin Templeton Core Plus Fixed Income Fund ............................    9

Financial Highlights and Statements of Investments ........................   16

Financial Statements ......................................................   26

Notes to Financial Statements .............................................   29

Report of Independent Registered Public Accounting Firm ...................   39

Tax Designation ...........................................................   40

Board Members and Officers ................................................   41

Shareholder Information ...................................................   46

--------------------------------------------------------------------------------

Annual Report

Economic and Market Overview

The U.S. economy continued to grow at a healthy pace during year under review, although the pace in the second quarter of 2006 slowed from the first quarter's 5.6% annualized rate. Overall, several factors contributed to real growth. During most of the reporting period, labor markets improved, indicated by nonfarm payroll data and the unemployment rate. Rising personal income also helped support greater consumer spending. Business spending and productivity also rose for most of the period. However, late in the period, the economy experienced rising inflation pressures, largely due to high energy prices and increasing labor costs. In addition, productivity growth and the pace of business spending slowed.

Oil prices reached a historical high during the year, which contributed to the rise in headline, or overall, inflation. Core inflation, which excludes food and energy costs, remained more contained but nonetheless began to experience some upward pressure. For example, while July's headline Consumer Price Index (CPI) reported a 12-month rise of 4.1%, core CPI increased 2.7. 1

Several times during the period the Federal Reserve Board acknowledged the economy's strength as well as the potential inflationary pressure from high energy prices. By period-end it had raised the federal funds target rate to 5.25% and indicated its next moves would be highly dependent on forthcoming economic data. The 10-year Treasury note yield rose from 4.28% at the beginning of the period to 4.99% on July 31, 2006, as some inflationary concerns began to affect intermediate- and long-maturity Treasuries.

1. Source: Bureau of Labor Statistics.

--------------------------------------------------------------------------------

              -----------------------------------------------------
              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
              -----------------------------------------------------

                                                               Annual Report | 1

Franklin Templeton Core Fixed Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Templeton Core Fixed Income Fund (formerly, Fiduciary Core Fixed Income Fund) seeks total return by investing predominantly in debt securities of varying maturities. The Fund invests mainly in investment-grade U.S. dollar denominated debt securities of U.S. issuers, with a focus on U.S. government securities, mortgage and asset-backed securities, and corporate debt securities.

--------------------------------------------------------------------------------
   PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT 1-800/321-8563 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This annual report for Franklin Templeton Core Fixed Income Fund covers the fiscal year ended July 31, 2006. Effective April 17, 2006, the Fund's name changed from Fiduciary Core Fixed Income Fund. The Fund's investment goal and main investments remain the same.

PERFORMANCE OVERVIEW

Franklin Templeton Core Fixed Income Fund posted a +1.14% cumulative total return for the 12-month period ended July 31, 2006. The Fund under-performed its benchmark, the Lehman Brothers (LB) U.S. Aggregate Index, which returned +1.46% during the same period. 1 You can find more of the Fund's performance information in the Performance Summary beginning on page 5.

INVESTMENT STRATEGY

We allocate our investments among the various types of debt securities available in the Fund's core investments, based on our assessment of the U.S. market, industry and issuer conditions, and the opportunities presented within the various sectors. We use a top-down/bottom-up selection process and rely on both internal and external research to identify individual securities. Our credit research process focuses on bottom-up credit selection that relies on

1. Source: Standard & Poor's Micropal. The LB U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must also be dollar denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 17.


2 | Annual Report
our independent investment analysis to evaluate the issuer's creditworthiness. We consider a variety of factors, including the issuer's historical balance sheets, income and cash flow statements, as well as projected earnings and the need for future borrowings.

MANAGER'S DISCUSSION

During the fiscal year under review, we remained diligent in our efforts to execute our investment strategy of uncovering value across the entire fixed income market. Early in the reporting period, the Fund held a significant position in the mortgage sector. This positioning was beneficial as mortgages outperformed the overall fixed income market early in the period due largely to less volatility than most other market sectors. As yield spreads narrowed and neared historically tight levels, we reduced our exposure to mortgages.

Our neutral to underweighted position in investment grade corporate bonds provided a modest boost to the Fund's relative performance, as the corporate bond sector was among the worst performing sectors in the LB U.S. Aggregate Index for the period.

As we expected, the yield curve flattened during the period as short- and intermediate-term yields rose more than longer-term yields. The long end of the yield curve benefited from technical factors including risk reduction by pension plans that resulted in strong demand for long-term bonds. The Fund's duration changed significantly throughout the fiscal year. For the first half of the period, we positioned the portfolio's duration short relative to the index in anticipation of rising interest rates, which detracted from performance as the bond market rallied. We altered this view for the second half of the period as we increased the Fund's duration. This also detracted from performance due largely to rising interest rates amid higher-than-expected core CPI numbers and stronger-than-expected economic data.

PORTFOLIO BREAKDOWN
Franklin Templeton Core Fixed Income Fund
Based on Total Investments as of
7/31/06

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

Mortgage-Backed Securities                                                 34.1%

Diversified Financial Services                                             14.1%

U.S. Government & Agency Securities                                        11.6%

Thrifts & Mortgage Finance                                                  5.9%

Consumer Finance                                                            5.5%

Commercial Banks                                                            2.5%

Capital Markets                                                             2.1%

Foreign Government & Agency Securities                                      2.0%

Communications Equipment                                                    1.9%

Diversified Telecommunication Services                                      1.6%

Oil, Gas & Consumable Fuels                                                 1.4%

Media                                                                       1.4%

Other                                                                       3.0%

Short-Term Investments                                                     12.9%


                                                               Annual Report | 3

TOP 10 HOLDINGS
Franklin Templeton Core Fixed Income Fund
7/31/06

--------------------------------------------------------------------------------
ISSUE/ISSUER                                                          % OF TOTAL
SECTOR                                                               INVESTMENTS
--------------------------------------------------------------------------------
FNMA                                                                       21.8%
 MORTGAGE-BACKED SECURITIES
--------------------------------------------------------------------------------
FHLMC                                                                      14.2%
 MORTGAGE-BACKED SECURITIES
--------------------------------------------------------------------------------
U.S. Treasury Note                                                          6.2%
 U.S. GOVERNMENT & AGENCY SECURITIES
--------------------------------------------------------------------------------
U.S. Treasury Bond                                                          5.4%
 U.S. GOVERNMENT & AGENCY SECURITIES
--------------------------------------------------------------------------------
SLM Student Loan Trust                                                      4.1%
 DIVERSIFIED FINANCIAL SERVICES
--------------------------------------------------------------------------------
Popular ABS Mortgage
Pass-Through Trust                                                          3.1%
 DIVERSIFIED FINANCIAL SERVICES
--------------------------------------------------------------------------------
American Express Credit Account
Master Trust                                                                2.6%
 CONSUMER FINANCE
--------------------------------------------------------------------------------
Indymac Index Mortgage Loan Trust                                           2.5%
 THRIFTS & MORTGAGE FINANCE
--------------------------------------------------------------------------------
LB-UBS Commercial Mortgage Trust                                            2.5%
 THRIFTS & MORTGAGE FINANCE
--------------------------------------------------------------------------------
Core Investment Grade Bond Trust 1                                          2.2%
 DIVERSIFIED FINANCIAL SERVICES
--------------------------------------------------------------------------------

We thank you for your continued participation and look forward to serving your investment needs.

Sincerely,

[PHOTO OMITTED]   /s/ Michael Materasso

                  Michael Materasso
                  Executive Vice President of Franklin Templeton
                  Institutional, LLC (FT Institutional)
                  Executive Vice President of Fiduciary Trust Company International (Fiduciary Trust)

[PHOTO OMITTED]   /s/ Warren Keyser

                  Warren Keyser
                  Portfolio Manager of FT Institutional
                  Senior Vice President of Fiduciary Trust

[PHOTO OMITTED]   /s/ Robert Waldner

                  Robert Waldner
                  Portfolio Manager of FT Institutional
                  Senior Vice President of Fiduciary Trust

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JULY 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


4 | Annual Report

Performance Summary as of 7/31/06

FRANKLIN TEMPLETON CORE FIXED INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
SYMBOL: FCFIX                                    CHANGE    7/31/06       7/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            -$0.38      $9.62        $10.00
--------------------------------------------------------------------------------
DISTRIBUTIONS (8/1/05-7/31/06)
--------------------------------------------------------------------------------
Dividend Income                    $0.4884
--------------------------------------------------------------------------------

PERFORMANCE 1

THE FUND MAY CHARGE A 2% FEE ON SHARES REDEEMED WITHIN SEVEN DAYS OF PURCHASE.

--------------------------------------------------------------------------------
                                               1-YEAR        INCEPTION (8/29/03)
--------------------------------------------------------------------------------
Cumulative Total Return 2                      +1.14%               +10.54%
--------------------------------------------------------------------------------
Average Annual Total Return 3                  +1.14%                +3.49%
--------------------------------------------------------------------------------
Value of $10,000 Investment 4                 $10,114               $11,054
--------------------------------------------------------------------------------
Avg. Ann. Total Return (6/30/06) 5             -0.70%                +3.13%
--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT 1-800/321-8563.

                                                               Annual Report | 5

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT 1

Total return represents the change in value of an investment over the periods shown. It includes Fund expenses, account fees and reinvested distributions. The index is unmanaged and includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------------------------------------------
                                                                         7/31/06
--------------------------------------------------------------------------------
1-Year                                                                    +1.14%
--------------------------------------------------------------------------------
Since Inception (8/29/03)                                                 +3.49%
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

(8/29/03-7/31/06)

                         Franklin Templeton Core           LB U.S.
                            Fixed Income Fund        Aggregate Index 6

         Aug-03                $10,000.00                $10,000.00
         Aug-03                $10,000.00                $10,004.00
         Sep-03                $10,260.00                $10,269.11
         Oct-03                $10,200.49                $10,173.60
         Nov-03                $10,250.47                $10,198.02
         Dec-03                $10,345.80                $10,302.04
         Jan-04                $10,426.50                $10,384.46
         Feb-04                $10,517.61                $10,496.61
         Mar-04                $10,609.11                $10,575.33
         Apr-04                $10,305.69                $10,300.37
         May-04                $10,254.16                $10,259.17
         Jun-04                $10,315.69                $10,317.65
         Jul-04                $10,397.18                $10,419.80
         Aug-04                $10,563.53                $10,618.81
         Sep-04                $10,604.73                $10,647.48
         Oct-04                $10,677.91                $10,736.92
         Nov-04                $10,625.58                $10,651.03
         Dec-04                $10,723.34                $10,749.02
         Jan-05                $10,787.68                $10,816.74
         Feb-05                $10,744.53                $10,752.92
         Mar-05                $10,690.80                $10,698.08
         Apr-05                $10,841.54                $10,842.50
         May-05                $10,939.12                $10,959.60
         Jun-05                $10,993.81                $11,019.88
         Jul-05                $10,930.05                $10,919.60
         Aug-05                $11,061.21                $11,059.37
         Sep-05                $10,951.71                $10,945.46
         Oct-05                $10,870.66                $10,858.99
         Nov-05                $10,915.23                $10,906.77
         Dec-05                $11,029.84                $11,010.38
         Jan-06                $11,040.87                $11,011.48
         Feb-06                $11,086.14                $11,047.82
         Mar-06                $10,963.08                $10,939.55
         Apr-06                $10,917.04                $10,919.86
         May-06                $10,894.11                $10,907.85
         Jun-06                $10,916.99                $10,930.76
         Jul-06                $11,055.64                $11,078.32

ENDNOTES

INTEREST RATE MOVEMENTS AND MORTGAGE PREPAYMENT RATES MAY AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THE FUND'S INVESTMENTS IN FOREIGN COMPANIES, INCLUDING EMERGING MARKETS, CAN INVOLVE SPECIAL RISKS INCLUDING CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

1. The Fund's manager and administrator agreed in advance to waive a portion of their fees and to make certain payments to reduce expenses. The manager also agreed in advance to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund (the Sweep Money Fund). If the manager and administrator had not taken this action, the Fund's total returns would have been lower. The fee waiver may be discontinued at any time, upon notice to the Fund's Board of Trustees. However, the manager is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission to reduce its fees if the Fund invests in the Sweep Money Fund.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

6. Source: Standard & Poor's Micropal. The LB U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must also be dollar denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization.


6 | Annual Report

Your Fund's Expenses

FRANKLIN TEMPLETON CORE FIXED INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases, if applicable, and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) of the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the Fund's actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                               Annual Report | 7

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEE, IF APPLICABLE. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-----------------------------------------------------------------------------------------------------------
                                            BEGINNING ACCOUNT     ENDING ACCOUNT     EXPENSES PAID DURING
                                               VALUE 2/1/06        VALUE 7/31/06    PERIOD* 2/1/06-7/31/06
-----------------------------------------------------------------------------------------------------------
Actual                                            $1,000             $1,001.30               $2.23
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000             $1,022.56               $2.26
-----------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio, net of expense waivers, of 0.45%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


8 | Annual Report

Franklin Templeton Core Plus Fixed Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Templeton Core Plus Fixed Income Fund (formerly, Fiduciary Core Plus Fixed Income Fund) seeks total return by investing predominantly in debt securities of varying maturities. The Fund will normally invest about 70% of its net assets in core sectors of investment grade U.S. dollar-denominated debt securities of U.S. issuers, with a focus on U.S. government securities, mortgage and asset-backed securities, and corporate debt securities.

--------------------------------------------------------------------------------
   PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT 1-800/321-8563 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Franklin Templeton Core Plus Fixed Income Fund's annual report for the fiscal year ended July 31, 2006. Effective April 17, 2006, the Fund's name changed from Fiduciary Core Plus Fixed Income Fund. The Fund's investment goal and main investments remain the same.

PERFORMANCE OVERVIEW

Franklin Templeton Core Plus Fixed Income Fund posted a +2.10% cumulative total return for the 12-month period ended July 31, 2006. The Fund outperformed its benchmark, the Lehman Brothers (LB) U.S. Aggregate Index, which returned +1.46% during the same period. 1 You can find more of the Fund's performance information in the Performance Summary beginning on page 12.

INVESTMENT STRATEGY

We allocate our investments among the various types of debt securities available in the Fund's core investments, based on our assessment of the U.S. market, industry and issuer conditions, and the opportunities presented within the various sectors. We use a top-down/bottom-up selection process and rely on both internal and external research to identify individual securities. Our credit research process focuses on bottom-up credit selection that relies on our independent investment analysis to evaluate the issuer's creditworthiness. We consider a variety of factors, including the issuer's historical balance sheets, income and cash flow statements, as well as projected earnings and the need for future borrowings.

1. Source: Standard & Poor's Micropal. The LB U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must also be dollar denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 21.


                                                               Annual Report | 9

PORTFOLIO BREAKDOWN
Franklin Templeton
Core Plus Fixed Income Fund
Based on Total Investments as of 7/31/06

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

Mortgage-Backed Securities                                                 35.7%

Diversified Financial Services                                             10.4%

U.S. Government & Agency Securities                                         9.7%

Foreign Government & Agency Securities                                      8.2%

Thrifts & Mortgage Finance                                                  6.6%

Commercial Banks                                                            3.6%

Consumer Finance                                                            2.2%

Other                                                                      10.8%

Short-Term Investments                                                     12.8%

MANAGER'S DISCUSSION

During the fiscal year under review, we remained diligent in our efforts to execute our investment strategy of uncovering value across the entire fixed income market. Early in the reporting period, the Fund held a significant position in the mortgage sector. This positioning was beneficial as mortgages outperformed the overall fixed income market early in the period due largely to less volatility than most other market sectors. As yield spreads narrowed and neared historically tight levels, we reduced our exposure to mortgages.

Our neutral to underweighted position in investment grade corporate bonds provided a modest boost to the Fund's relative performance, as the corporate bond sector was among the worst performing sectors in the LB U.S. Aggregate Index for the period. Other positive contributors to Fund performance included the portfolio's high yield and emerging markets exposure. The high yield corporate bond sector performed well, outperforming Treasury securities during the period. The sector benefited from ongoing economic strength, while new issuance was not enough to satisfy demand. Emerging market bonds continued their recent strong performance as the sector was the best performing fixed income asset class for the reporting period.

As we expected, the yield curve flattened during the period as short- and intermediate-term yields rose more than longer-term yields. The long end of the yield curve benefited from technical factors including risk reduction by pension plans that resulted in strong demand for long-term bonds. The Fund's duration changed significantly throughout the fiscal year. For the first half of the period, we positioned the portfolio's duration short relative to the index in anticipation of rising interest rates, which detracted from performance as the bond market rallied. We altered this view for the second half of the period as we increased the Fund's duration. This also detracted from performance due largely to rising interest rates amid higher-than-expected core CPI numbers and stronger-than-expected economic data.


10 | Annual Report

We thank you for your continued participation and look forward to serving your investment needs.

Sincerely,

[PHOTO OMITTED]   /s/ Michael Materasso

                  Michael Materasso
                  Executive Vice President of Franklin Templeton
                  Institutional, LLC (FT Institutional)
                  Executive Vice President of Fiduciary Trust Company International (Fiduciary Trust)

[PHOTO OMITTED]   /s/ Warren Keyser

                  Warren Keyser
                  Portfolio Manager of FT Institutional
                  Senior Vice President of Fiduciary Trust

[PHOTO OMITTED]   /s/ Robert Waldner

                  Robert Waldner
                  Portfolio Manager of FT Institutional
                  Senior Vice President of Fiduciary Trust

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JULY 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

TOP 10 HOLDINGS
Franklin Templeton Core Plus
Fixed Income Fund
7/31/06

--------------------------------------------------------------------------------
ISSUE/ISSUER                                                          % OF TOTAL
SECTOR                                                               INVESTMENTS
--------------------------------------------------------------------------------
FNMA                                                                       23.5%
 MORTGAGE-BACKED SECURITIES
--------------------------------------------------------------------------------
FHLMC                                                                      15.3%
 MORTGAGE-BACKED SECURITIES
--------------------------------------------------------------------------------
U.S. Treasury Note                                                          5.3%
 U.S. GOVERNMENT & AGENCY SECURITIES
--------------------------------------------------------------------------------
U.S. Treasury Bond                                                          4.4%
 U.S. GOVERNMENT & AGENCY SECURITIES
--------------------------------------------------------------------------------
SLM Student Loan Trust                                                      3.2%
 DIVERSIFIED FINANCIAL SERVICES
--------------------------------------------------------------------------------
Popular ABS Mortgage
Pass-Through Trust                                                          2.7%
 DIVERSIFIED FINANCIAL SERVICES
--------------------------------------------------------------------------------
American Express Credit Account
Master Trust                                                                1.8%
 CONSUMER FINANCE
--------------------------------------------------------------------------------
Indymac Index Mortgage Loan Trust                                           1.8%
 THRIFTS & MORTGAGE FINANCE
--------------------------------------------------------------------------------
General Electric Capital Corp.                                              1.7%
 DIVERSIFIED FINANCIAL SERVICES
--------------------------------------------------------------------------------
Greenwich Capital Commercial
Funding Corp.                                                               1.6%
 THRIFTS & MORTGAGE FINANCE
--------------------------------------------------------------------------------


                                                              Annual Report | 11

Performance Summary as of 7/31/06

FRANKLIN TEMPLETON CORE PLUS FIXED INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
SYMBOL: FCPFX                                  CHANGE      7/31/06     7/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          -$0.30       $10.16      $10.46
--------------------------------------------------------------------------------
DISTRIBUTIONS (8/1/05-7/31/06)
--------------------------------------------------------------------------------
Dividend Income                  $0.5096
--------------------------------------------------------------------------------
Short-Term Capital Gain          $0.0017
--------------------------------------------------------------------------------
Long-Term Capital Gain           $0.0008
--------------------------------------------------------------------------------
        TOTAL                    $0.5121
--------------------------------------------------------------------------------

PERFORMANCE 1

THE FUND MAY CHARGE A 2% FEE ON SHARES REDEEMED WITHIN SEVEN DAYS OF PURCHASE.

--------------------------------------------------------------------------------
                                                  1-YEAR      INCEPTION (8/4/03)
--------------------------------------------------------------------------------
Cumulative Total Return 2                         +2.10%            +15.55%
--------------------------------------------------------------------------------
Average Annual Total Return 3                     +2.10%             +4.95%
--------------------------------------------------------------------------------
Value of $10,000 Investment 4                    $10,210            $11,555
--------------------------------------------------------------------------------
Avg. Ann. Total Return (6/30/06) 5                +0.28%             +4.56%
--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT 1-800/321-8563.


12 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT 1

Total return represents the change in value of an investment over the periods shown. It includes Fund expenses, account fees and reinvested distributions. The index is unmanaged and includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

(8/4/03-7/31/06)

                           Franklin Templeton Core      LB U.S. Aggregate
                           Plus Fixed Income Fund           Index 6

          1-Aug                    10,000.00               10,000.00
         Aug-03                    10,040.00               10,057.44
         Sep-03                    10,360.00               10,323.96
         Oct-03                    10,300.00               10,227.94
         Nov-03                    10,320.00               10,252.40
         Dec-03                    10,532.33               10,356.98
         Jan-04                    10,614.45               10,439.83
         Feb-04                    10,696.58               10,552.58
         Mar-04                    10,778.70               10,631.73
         Apr-04                    10,602.27               10,355.30
         May-04                    10,561.10               10,313.88
         Jun-04                    10,591.98               10,372.67
         Jul-04                    10,696.70               10,475.36
         Aug-04                    10,862.54               10,675.44
         Sep-04                    10,914.37               10,704.26
         Oct-04                    10,993.66               10,794.18
         Nov-04                    10,951.78               10,707.83
         Dec-04                    11,071.75               10,806.34
         Jan-05                    11,135.26               10,874.42
         Feb-05                    11,103.51               10,810.26
         Mar-05                    11,018.83               10,755.13
         Apr-05                    11,159.91               10,899.82
         May-05                    11,256.30               11,017.53
         Jun-05                    11,352.70               11,078.13
         Jul-05                    11,317.13               10,977.32
         Aug-05                    11,436.15               11,117.82
         Sep-05                    11,382.05               11,003.31
         Oct-05                    11,308.87               10,916.26
         Nov-05                    11,363.72               10,964.56
         Dec-05                    11,476.15               11,068.75
         Jan-06                    11,509.45               11,069.42
         Feb-06                    11,553.84               11,106.13
         Mar-06                    11,431.75               10,997.16
         Apr-06                    11,417.82               10,977.25
         May-06                    11,384.14               10,965.49
         Jun-06                    11,384.14               10,988.77
         Jul-06                    11,554.79               11,137.33

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------------------------------------------
                                                                         7/31/06
--------------------------------------------------------------------------------
1-Year                                                                    +2.10%
--------------------------------------------------------------------------------
Since Inception (8/4/03)                                                  +4.95%
--------------------------------------------------------------------------------

ENDNOTES

INTEREST RATE MOVEMENTS AND MORTGAGE PREPAYMENT RATES MAY AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. THE FUND'S INVESTMENTS IN FOREIGN COMPANIES, INCLUDING EMERGING MARKETS, CAN INVOLVE SPECIAL RISKS INCLUDING CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

1. The Fund's manager and administrator agreed in advance to waive a portion of their fees and to make certain payments to reduce expenses. The manager also agreed in advance to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund (the Sweep Money Fund). If the manager and administrator had not taken this action, the Fund's total returns would have been lower. The fee waiver may be discontinued at any time, upon notice to the Fund's Board of Trustees. However, the manager is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission to reduce its fees if the Fund invests in the Sweep Money Fund.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

6. Source: Standard & Poor's Micropal. The LB U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must also be dollar denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization.


                                                              Annual Report | 13

Your Fund's Expenses

FRANKLIN TEMPLETON CORE PLUS FIXED INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases, if applicable, and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) of the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the Fund's actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


14 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES, IF APPLICABLE. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-----------------------------------------------------------------------------------------------------------------------------
                                                   BEGINNING ACCOUNT          ENDING ACCOUNT         EXPENSES PAID DURING
                                                      VALUE 2/1/06             VALUE 7/31/06        PERIOD* 2/1/06-7/31/06
-----------------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000                  $1,003.90                   $2.14
-----------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000                  $1,022.66                   $2.16
-----------------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio, net of expense waivers, of 0.43%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                              Annual Report | 15

Franklin Global Trust

FINANCIAL HIGHLIGHTS

FRANKLIN TEMPLETON CORE FIXED INCOME FUND

                                                           ---------------------------------
                                                                   YEAR ENDED JULY 31,
                                                               2006        2005      2004 f
                                                           ---------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ......................   $ 10.00     $  9.97     $ 10.00
                                                            -------------------------------
Income from investment operations a:

 Net investment income b ................................      0.43        0.32        0.26

 Net realized and unrealized gains (losses) .............     (0.32)       0.19        0.13
                                                            -------------------------------
Total from investment operations ........................      0.11        0.51        0.39
                                                            -------------------------------
Less distributions from:

 Net investment income ..................................     (0.49)      (0.45)      (0.39)

 Net realized gains .....................................        --       (0.03)      (0.03)
                                                            -------------------------------
Total distributions .....................................     (0.49)      (0.48)      (0.42)
                                                            -------------------------------
Net asset value, end of year ............................   $  9.62     $ 10.00     $  9.97
                                                            ===============================

Total return c ..........................................      1.14%       5.13%       3.96%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .........................   $20,316     $26,720     $17,543

Ratios to average net assets:

 Expenses before waiver and payments by affiliate .......      0.70%       0.72%       0.99% g

 Expenses net of waiver and payments by affiliate .......      0.45% e     0.45% e     0.45% e,g

 Net investment income ..................................      4.32%       3.19%       2.76% g

Portfolio turnover rate .................................    534.14%     473.05%     459.82%

Portfolio turnover rate excluding mortgage dollar rolls d    213.90%     254.13%     259.85%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c     Total return is not annualized for periods less than one year.

d     See Note 1(e) regarding mortgage dollar rolls.

e     Benefit of expense reduction rounds to less than 0.01%.

f     For the period August 29, 2003 (commencement of operations) to July 31,
      2004.

g     Annualized.


16 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Global Trust

STATEMENT OF INVESTMENTS, JULY 31, 2006

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL
  FRANKLIN TEMPLETON CORE FIXED INCOME FUND                                         COUNTRY          AMOUNT d       VALUE
-----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 115.7%
  CORPORATE BONDS 20.6%
  AEROSPACE & DEFENSE 0.5%
  B.F. Goodrich Corp., 6.80%, 2/01/18 .........................................   United States     $   105,000   $   109,117
                                                                                                                  -----------
  CAPITAL MARKETS 1.8%
  The Goldman Sachs Group Inc., 6.345%, 2/15/34 ...............................   United States         190,000       182,246
  Morgan Stanley, sub. note, 4.75%, 4/01/14 ...................................   United States         205,000       190,686
                                                                                                                  -----------
                                                                                                                      372,932
                                                                                                                  -----------
  COMMERCIAL BANKS 3.3%
a BNP Paribas, sub. note, 144A, 5.186%, Perpetual .............................       France            210,000       194,442
  HSBC Capital Funding LP, 4.61%, Perpetual ...................................   Jersey Islands        205,000       186,851
  Wachovia Capital Trust III, 5.80%, Perpetual ................................   United States         300,000       295,434
                                                                                                                  -----------
                                                                                                                      676,727
                                                                                                                  -----------
  CONSUMER FINANCE 1.0%
  Residential Capital Corp., senior note, 6.375%, 6/30/10 .....................   United States         195,000       194,509
                                                                                                                  -----------
  DIVERSIFIED FINANCIAL SERVICES 4.6%
  Core Investment Grade Bond Trust I, Pass-Through Certificates, 2002-1,
   4.659%, 11/30/07 ...........................................................   United States         594,470       588,475
b General Electric Capital Corp., FRN, 5.31%, 3/04/08 .........................   United States         345,000       345,389
                                                                                                                  -----------
                                                                                                                      933,864
                                                                                                                  -----------
  DIVERSIFIED TELECOMMUNICATION SERVICES 2.2%
  Ameritech Capital Funding Corp., 6.25%, 5/18/09 .............................   United States         250,000       252,675
  Sprint Capital Corp., 6.90%, 5/01/19 ........................................   United States         180,000       187,355
                                                                                                                  -----------
                                                                                                                      440,030
                                                                                                                  -----------
  ELECTRIC UTILITIES 0.4%
  Exelon Corp., 4.90%, 6/15/15 ................................................   United States          95,000        87,679
                                                                                                                  -----------
  INSURANCE 1.1%
b Lincoln National Corp., FRN, 7.00%, 5/17/2066 ...............................   United States         210,000       213,627
                                                                                                                  -----------
  MEDIA 1.8%
  News America Inc., 6.40%, 12/15/35 ..........................................   United States         200,000       188,628
  TCI Communications Inc., senior note, 8.75%, 8/01/15 ........................   United States         155,000       178,414
                                                                                                                  -----------
                                                                                                                      367,042
                                                                                                                  -----------
  OIL, GAS & CONSUMABLE FUELS 1.9%
a Petroleum Export Cayman, senior note, 144A, 5.265%, 6/15/11 .................   United States         392,083       382,626
                                                                                                                  -----------
  REAL ESTATE INVESTMENT TRUST 0.9%
  Simon Property Group LP, 5.10%, 6/15/15 .....................................   United States         205,000       192,090
                                                                                                                  -----------
  ROAD & RAIL 1.1%
  Kazakhstan Temir Zholy, 6.50%, 5/11/11 ......................................     Kazakhstan          230,000       228,510
                                                                                                                  -----------
  TOTAL CORPORATE BONDS (COST $4,307,951) .....................................                                     4,198,753
                                                                                                                  -----------
  MORTGAGE-BACKED SECURITIES 45.3%
  FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) FIXED RATE 18.9%
  FHLMC 30 Year, 5.50%, 8/01/33 ...............................................   United States       3,953,000     3,840,584
                                                                                                                  -----------


                                                              Annual Report | 17

Franklin Global Trust

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL
    FRANKLIN TEMPLETON CORE FIXED INCOME FUND                                       COUNTRY          AMOUNT d       VALUE
-----------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    MORTGAGE-BACKED SECURITIES (CONTINUED)
  b FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE 1.0%
    FNMA, 3.691%, 3/01/34 .....................................................   United States     $   207,186   $   208,598
                                                                                                                  -----------
    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) FIXED RATE 25.4%
  c FNMA 15 Year, 5.00%, 8/15/18 ..............................................   United States       1,047,000     1,016,899
  c FNMA 15 Year, 5.50%, 8/15/21 ..............................................   United States       2,901,000     2,870,177
  c FNMA 30 Year, 5.00%, 8/01/33 ..............................................   United States       1,342,000     1,270,286
                                                                                                                  -----------
                                                                                                                    5,157,362
                                                                                                                  -----------
    TOTAL MORTGAGE-BACKED SECURITIES (COST $9,125,138) ........................                                     9,206,544
                                                                                                                  -----------
    ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED
    SECURITIES 29.3%
    CAPITAL MARKETS 0.9%
  b Granite Master Issuer PLC, 2005-2, A1, FRN, 5.418%, 6/20/30 ...............   United States         185,137       185,137
                                                                                                                  -----------
    CONSUMER FINANCE 6.4%
  b American Express Credit Account Master Trust, 2003-3, A, FRN, 5.479%,
     11/15/10 .................................................................   United States         700,000       701,642
  b Ameriquest Mortgage Securities Inc., 2005-R8, A2A, FRN, 5.495%,
     10/25/35 .................................................................   United States         130,334       130,429
  b Citigroup/Deutsche Bank Commercial Mortgage Trust, 2005-CD1, A4, FRN,
     5.226%, 7/15/44 ..........................................................   United States         475,000       461,725
                                                                                                                  -----------
                                                                                                                    1,293,796
                                                                                                                  -----------
    DIVERSIFIED FINANCIAL SERVICES 14.2%
  b Bear Stearns Commercial Mortgage Securities Inc., 2005-PW10, A4, FRN,
     5.405%, 12/11/40 .........................................................   United States         475,000       465,344
  b Ford Credit Floorplan Master Owner Trust, 2006, A, FRN, 5.549%,
     6/15/11 ..................................................................   United States         210,000       210,435
  b Permanent Financing PLC, 7, 2A, FRN, 5.34%, 9/10/14 .......................   United States         250,000       249,960
  b Popular ABS Mortgage Pass-Through Trust,
       2006-A, A1, FRN, 5.435%, 2/25/36 .......................................   United States         518,323       518,719
       2006-C, A1, FRN, 5.475%, 7/25/36 .......................................   United States         315,984       316,323
  b SLM Student Loan Trust,
       2004-2, A2, FRN, 5.505%, 4/25/13 .......................................   United States         300,161       300,335
       2005-4, A1, FRN, 5.495%, 10/26/15 ......................................   United States         153,402       153,533
       2006-1, A2, FRN, 5.495%, 1/26/15 .......................................   United States         661,000       661,393
                                                                                                                  -----------
                                                                                                                    2,876,042
                                                                                                                  -----------
    THRIFTS & MORTGAGE FINANCE 7.8%
a,b Countrywide Asset-Backed Certificates, 2004-SD3, A1, 144A, FRN, 5.835%,
     9/25/34 ..................................................................   United States          47,969        48,043
    CS First Boston Mortgage Securities Corp., 2004-1, 5A1, 5.50%, 2/25/19 ....   United States          27,417        26,968
  b Indymac Index Mortgage Loan Trust, 2006-AR6, 2A1C, FRN, 5.595%, 4/30/20 ...   United States         686,768       687,562
    LB-UBS Commercial Mortgage Trust, 2006-C1, A4, 5.156%, 2/15/31 ............   United States         700,000       673,064
  b Washington Mutual Inc., 2004-AR2, A, FRN, 5.682%, 4/25/44 .................   United States         143,990       145,257
                                                                                                                  -----------
                                                                                                                    1,580,894
                                                                                                                  -----------
    TOTAL ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED
     SECURITIES (COST $5,936,954) .............................................                                     5,935,869
                                                                                                                  -----------


18 | Annual Report

Franklin Global Trust

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL
  FRANKLIN TEMPLETON CORE FIXED INCOME FUND                                         COUNTRY          AMOUNT d       VALUE
-----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  FOREIGN GOVERNMENT AND AGENCY SECURITIES 2.6%
e Gazprom International SA, Reg S, 7.201%, 2/01/20 ............................       Russia            190,000   $   197,661
e Government of Russia, Reg S, 12.75%, 6/24/28 ................................       Russia            190,000       330,481
                                                                                                                  -----------
  TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES (COST $493,887) ..............                                       528,142
                                                                                                                  -----------
  U.S. GOVERNMENT AND AGENCY SECURITIES 15.4%
  U.S. Treasury Bond,
    4.50%, 2/15/36 ............................................................   United States          83,000        75,776
    4.875%, 2/15/12 ...........................................................   United States         490,000       489,484
    5.375%, 2/15/31 ...........................................................   United States         534,000       552,315
    7.25%, 8/15/22 ............................................................   United States         271,000       331,848
  U.S. Treasury Note,
    4.00%, 8/31/07 ............................................................   United States         252,000       249,155
    4.50%, 2/28/11 ............................................................   United States         389,000       382,603
    4.75%, 5/15/14 ............................................................   United States       1,053,000     1,039,345
                                                                                                                  -----------
  TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (COST $3,160,170) ...............                                     3,120,526
                                                                                                                  -----------


                                                                                                   -----------
                                                                                                      SHARES
                                                                                                   -----------
  PREFERRED STOCK (COST $570,273) 2.5%
  COMMUNICATIONS EQUIPMENT 2.5%
a Centaur Funding Corp., 9.08%, pfd., B, 144A .................................   United States             448       507,640
                                                                                                                  -----------
  TOTAL LONG TERM INVESTMENTS (COST $23,594,373) ..............................                                    23,497,474
                                                                                                                  -----------


                                                                                                   -----------
                                                                                                     PRINCIPAL
                                                                                                      AMOUNT
                                                                                                   -----------
  SHORT TERM INVESTMENTS 17.1%
  U.S. GOVERNMENT AND AGENCY SECURITIES (COST $527,173) 2.6%
f FNMA, 9/06/06 ...............................................................   United States     $   530,000       527,241
                                                                                                                  -----------


                                                                                                   -----------
                                                                                                      SHARES
                                                                                                   -----------
  TOTAL INVESTMENTS BEFORE MONEY MARKET FUND (COST $24,121,546) ...............                                    24,024,715
                                                                                                                  -----------
  MONEY MARKET FUND (COST $2,946,938) 14.5%
g Franklin Institutional Fiduciary Trust Money Market Portfolio, 5.00% ........   United States       2,946,938     2,946,938
                                                                                                                  -----------
  TOTAL INVESTMENTS (COST $27,068,484) 132.8% .................................                                    26,971,653
  OTHER ASSETS, LESS LIABILITIES (32.8)% ......................................                                    (6,655,837)
                                                                                                                  -----------
  NET ASSETS 100.0% ...........................................................                                   $20,315,816
                                                                                                                  ===========

See Selected Portfolio Abbreviations on page 26.

a Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At July 31, 2006, the aggregate value of these securities was $1,132,751, representing 5.58% of net assets.

b     The coupon rate shown represents the rate at period end.

c     See Note 1(c) regarding securities purchased on a to-be-announced basis.

d     The principal amount is stated in U.S. dollars unless otherwise indicated.

e Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At July 31, 2006, the aggregate value of these securities was $528,142, representing 2.60% of net assets.

f     The security is traded on a discount basis with no stated coupon rate.

g See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 19

Franklin Global Trust

FINANCIAL HIGHLIGHTS

FRANKLIN TEMPLETON CORE PLUS FIXED INCOME FUND

                                                            -------------------------------
                                                                  YEAR ENDED JULY 31,
                                                               2006        2005      2004 g
                                                            -------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ......................   $ 10.46     $ 10.32     $ 10.00
                                                            -------------------------------
Income from investment operations a:

 Net investment income b ................................      0.46        0.36        0.28

 Net realized and unrealized gains (losses) .............     (0.25)       0.23        0.41
                                                            -------------------------------
Total from investment operations ........................      0.21        0.59        0.69
                                                            -------------------------------
Less distributions from:

 Net investment income ..................................     (0.51)      (0.45)      (0.30)

 Net realized gains .....................................        -- e        --       (0.07)
                                                            -------------------------------
Total distributions .....................................     (0.51)      (0.45)      (0.37)
                                                            -------------------------------
Net asset value, end of year ............................   $ 10.16     $ 10.46     $ 10.32
                                                            ===============================

Total return c ..........................................      2.10%       5.80%       6.97%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .........................   $97,272     $96,823     $54,132

Ratios to average net assets:

 Expenses before waiver and payments by affiliate .......      0.56%       0.58%       0.84% h

 Expenses net of waiver and payments by affiliate .......      0.43% f     0.43% f     0.43% f,h

 Net investment income ..................................      4.47%       3.44%       2.76% h

Portfolio turnover rate .................................    516.39%     465.89%     426.29%

Portfolio turnover rate excluding mortgage dollar rolls d    213.60%     244.29%     222.53%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c     Total return is not annualized for periods less than one year.

d     See Note 1(e) regarding mortgage dollar rolls.

e     Includes distributions of net realized gains in the amount of $0.0025.

f     Benefit of expense reduction rounds to less than 0.01%.

g     For the period August 4, 2003 (commencement of operations) to July 31,
      2004.

h     Annualized.

20 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Global Trust

STATEMENT OF INVESTMENTS, JULY 31, 2006

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL
  FRANKLIN TEMPLETON CORE FIXED INCOME FUND                                         COUNTRY          AMOUNT c         VALUE
--------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 114.7%
  CORPORATE BONDS 18.6%
  AEROSPACE & DEFENSE 0.5%
  B.F. Goodrich Corp., 6.80%, 2/01/18 .........................................   United States         450,000      $   467,645
                                                                                                                     -----------
  AUTOMOBILES 2.1%
  Ford Motor Credit Co.,
    5.70%, 1/15/10 ............................................................   United States         260,000          233,130
    7.875%, 6/15/10 ...........................................................   United States         275,000          258,941
    8.625%, 11/01/10 ..........................................................   United States         500,000          481,075
  General Motors Acceptance Corp.,
    7.00%, 2/01/12 ............................................................   United States         575,000          557,190
    6.75%, 12/01/14 ...........................................................   United States         530,000          499,673
                                                                                                                     -----------
                                                                                                                       2,030,009
                                                                                                                     -----------
  CAPITAL MARKETS 1.8%
  The Goldman Sachs Group Inc., 6.345%, 2/15/34 ...............................   United States         930,000          892,046
  Morgan Stanley, sub. note, 4.75%, 4/01/14 ...................................   United States         965,000          897,618
                                                                                                                     -----------
                                                                                                                       1,789,664
                                                                                                                     -----------
  COMMERCIAL BANKS 2.9%
a BNP Paribas, sub. note, 144A, 5.186%, Perpetual .............................       France          1,065,000          986,102
  HSBC Capital Funding LP, 4.61%, Perpetual ...................................   Jersey Islands      1,085,000          988,940
  RBS Capital Trust III, 5.512%, Perpetual ....................................   United States         920,000          872,309
                                                                                                                     -----------
                                                                                                                       2,847,351
                                                                                                                     -----------
  DIVERSIFIED FINANCIAL SERVICES 3.5%
  Core Investment Grade Bond Trust I, Pass-Through Certificates, 2002-1,
   4.659%, 11/30/07 ...........................................................   United States       1,226,668        1,214,297
b General Electric Capital Corp., FRN,
    5.27%, 9/18/06 ............................................................   United States         120,000          120,018
    5.31%, 3/04/08 ............................................................   United States       2,040,000        2,042,303
                                                                                                                     -----------
                                                                                                                       3,376,618
                                                                                                                     -----------
  DIVERSIFIED TELECOMMUNICATION SERVICES 0.9%
  Sprint Capital Corp., 6.90%, 5/01/19 ........................................   United States         870,000          905,548
                                                                                                                     -----------
  ELECTRIC UTILITIES 2.3%
  Consumers Energy Co., C, 4.25%, 4/15/08 .....................................   United States         985,000          962,377
  Elektrownia Turow BV, 9.75%, 3/14/11 ........................................       Poland            545,000 EUR      791,854
  Exelon Corp., 4.90%, 6/15/15 ................................................   United States         540,000          498,384
                                                                                                                     -----------
                                                                                                                       2,252,615
                                                                                                                     -----------
  FOOD PRODUCTS 0.1%
  Smithfield Foods Inc., senior note, 7.75%, 5/15/13 ..........................   United States          90,000           90,225
                                                                                                                     -----------
  HOTELS RESTAURANTS & LEISURE 0.5%
  Host Marriott LP, senior note, K, 7.125%, 11/01/13 ..........................   United States         195,000          196,219
  Station Casinos Inc., senior sub. note, 6.875%, 3/01/16 .....................   United States         305,000          282,125
                                                                                                                     -----------
                                                                                                                         478,344
                                                                                                                     -----------
  MEDIA 2.4%
  Lamar Media Corp., senior sub. note, 7.25%, 1/01/13 .........................   United States         200,000          197,500
  LIN Television Corp., senior sub. note, 6.50%, 5/15/13 ......................   United States         275,000          251,969


                                                              Annual Report | 21

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL
  FRANKLIN TEMPLETON CORE FIXED INCOME FUND                                         COUNTRY          AMOUNT c        VALUE
-----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  CORPORATE BONDS (CONTINUED)
  MEDIA (CONTINUED)
  News America Inc., 6.40%, 12/15/35 ..........................................   United States       1,070,000   $ 1,009,160
  TCI Communications Inc., senior note, 8.75%, 8/01/15 ........................   United States         740,000       851,783
                                                                                                                  -----------
                                                                                                                    2,310,412
                                                                                                                  -----------
  OIL, GAS & CONSUMABLE FUELS 1.0%
  Chesapeake Energy Corp., senior note, 6.375%, 6/15/15 .......................   United States         115,000       108,675
a Petroleum Export Cayman, senior note, 144A, 5.265%, 6/15/11 .................   United States         908,486       886,571
                                                                                                                  -----------
                                                                                                                      995,246
                                                                                                                  -----------
  ROAD & RAIL 0.4%
  Kazakhstan Temir Zholy, 7.00%, 5/11/16 ......................................     Kazakhstan          365,000       364,325
                                                                                                                  -----------
  TOBACCO 0.2%
a Reynolds American Inc., 144A, 7.625%. 6/01/16 ...............................   United States         185,000       189,296
                                                                                                                  -----------
  TOTAL CORPORATE BONDS (COST $18,553,851) ....................................                                    18,097,298
                                                                                                                  -----------
  MORTGAGE-BACKED SECURITIES 47.0%
b FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) ADJUSTABLE RATE 1.2%
  FHLMC, 4.912%, 9/01/24 ......................................................   United States       1,111,317     1,116,731
                                                                                                                  -----------
  FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) FIXED RATE 19.0%
d FHLMC 30 Year, 5.50%, 8/01/33 ...............................................   United States      19,037,000    18,495,626
                                                                                                                  -----------
b FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE 1.0%
  FNMA, 3.691%, 3/01/34 .......................................................   United States         988,119       994,850
                                                                                                                  -----------
  FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) FIXED RATE 25.8%
d FNMA 15 Year, 5.00%, 8/15/18 ................................................   United States       5,042,000     4,897,043
d FNMA 15 Year, 5.50%, 8/15/21 ................................................   United States      13,830,000    13,683,056
d FNMA 30 Year, 5.00%, 8/01/33 ................................................   United States       6,535,000     6,185,783
  FNMA 30 Year, 6.50%, 10/01/34 ...............................................   United States         358,533       363,269
                                                                                                                  -----------
                                                                                                                   25,129,151
                                                                                                                  -----------
  TOTAL MORTGAGE-BACKED SECURITIES (COST $45,357,077) .........................                                    45,736,358
                                                                                                                  -----------
  ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED
  SECURITIES 23.6%
  COMMERCIAL BANKS 1.8%
b Citibank Credit Card Issuance Trust, 2003-A9, A9, FRN, 2.93%,
   11/22/10 ...................................................................   United States       1,700,000     1,703,455
                                                                                                                  -----------
  CONSUMER FINANCE 2.9%
b American Express Credit Account Master Trust, 2003-3, A, FRN, 5.479%,
   11/15/10 ...................................................................   United States       2,300,000     2,305,395
b Ameriquest Mortgage Securities Inc., 2005-R8, A2A, FRN, 5.495%,
   10/25/35 ...................................................................   United States         505,502       505,869
                                                                                                                  -----------
                                                                                                                    2,811,264
                                                                                                                  -----------
  DIVERSIFIED FINANCIAL SERVICES 10.2%
b Ford Credit Floorplan Master Owner Trust, 2006, A, FRN, 5.549%,
   6/15/11 ....................................................................   United States       1,000,000     1,002,072
b Permanent Financing PLC, 7, 2A, FRN, 5.34%, 9/10/14 .........................   United States       1,470,000     1,469,762


22 | Annual Report

Franklin Global Trust

-----------------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL
    FRANKLIN TEMPLETON CORE FIXED INCOME FUND                                  COUNTRY          AMOUNT c             VALUE
-----------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED SECURITIES (CONTINUED)
    DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
  b Popular ABS Mortgage Pass-Through Trust,
       2006-A, A1, FRN, 5.435%, 2/25/36 .................................    United States        1,922,735         $ 1,924,206
       2006-C, A1, FRN, 5.475%, 7/25/36 .................................    United States        1,520,672           1,522,306
  b SLM Student Loan Trust,
       2002-3, A4, FRN 5.625%, 10/25/16 .................................    United States          395,093             397,009
       2005-4, A1, FRN, 5.495%, 10/26/15 ................................    United States        1,180,170           1,181,178
       2006-1, A2, FRN, 5.495%, 1/26/15 .................................    United States        2,452,000           2,453,459
                                                                                                                    -----------
                                                                                                                      9,949,992
                                                                                                                    -----------
    THRIFTS & MORTGAGE FINANCE 8.7%
a,b Countrywide Asset-Backed Certificates, 2004-SD3, A1, 144A, FRN,
     5.835%, 9/25/34 ....................................................    United States           23,984              24,021
  b Granite Master Issuer PLC, 2005-2, A1, FRN, 5.418%, 6/20/30 .........    United States          872,786             872,786
    Greenwich Capital Commercial Funding Corp., 2005-GG5, A5, 5.224%,
     4/10/37 ............................................................    United States        2,117,000           2,047,479
  b Indymac Index Mortgage Loan Trust, 2006-AR6, 2A1C, FRN, 5.595%,
     4/30/20 ............................................................    United States        2,256,522           2,259,132
    LB-UBS Commercial Mortgage Trust, 2006-C1, A4, 5.156%, 2/15/31 ......    United States        2,117,000           2,035,538
    Master Alternative Loans Trust,
       2003-3, 1A1, 6.50%, 5/25/33 ......................................    United States           83,063              83,000
       2003-7, 6A1, 6.50%, 12/25/33 .....................................    United States          177,466             177,664
  b Washington Mutual Inc., 2004-AR2, A, FRN, 5.682%, 4/25/44 ...........    United States          943,514             951,818
                                                                                                                    -----------
                                                                                                                      8,451,438
                                                                                                                    -----------
    TOTAL ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED
     SECURITIES (COST $22,882,131) ......................................                                            22,916,149
                                                                                                                    -----------
    FOREIGN GOVERNMENT AND AGENCY SECURITIES 10.8%
    Eksportfinans AS, 8.50%, 9/07/07 ....................................        Norway          28,000,000   ISK       372,841
  e Gazprom International SA, Reg S, 7.201%, 2/01/20 ....................        Russia             940,000             977,901
    Government of Indonesia, 12.00%, 9/15/11 ............................      Indonesia      9,000,000,000   IDR     1,004,398
  b Government of Japan, FRN, 1.20%, 3/20/21 ............................        Japan          119,000,000   JPY     1,040,154
    Government of Malaysia, 3.756%, 4/28/11 .............................       Malaysia          5,300,000   MYR     1,416,654
  e Government of Russia, Reg S, 12.75%, 6/24/28 ........................        Russia           1,062,000           1,847,216
    Government of Singapore, 2.625%, 4/01/10 ............................      Singapore          3,250,000   SGD     2,021,010
  f Mexican Udibonos, Index Linked, 4.50%,
       12/18/14 .........................................................        Mexico             101,217 g MXN       933,341
       11/22/35 .........................................................        Mexico              55,938 g MXN       489,410
    Republic of South Africa, 13.00%, 8/31/10 ...........................     South Africa        2,630,000   ZAR       436,550
                                                                                                                    -----------
    TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES
     (COST $10,441,474) .................................................                                            10,539,475
                                                                                                                    -----------
    U.S. GOVERNMENT AND AGENCY SECURITIES 12.7%
    U.S. Treasury Bond,
       4.875%, 2/15/12 ..................................................    United States        2,414,000           2,411,456
       4.50%, 2/15/16 ...................................................    United States          170,000             163,798
       5.375%, 2/15/31 ..................................................    United States        1,625,000           1,680,732
       4.50%, 2/15/36 ...................................................    United States        1,545,000           1,410,537


                                                              Annual Report | 23

Franklin Global Trust

------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL
  FRANKLIN TEMPLETON CORE FIXED INCOME FUND                                         COUNTRY          AMOUNT c        VALUE
------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  U.S. GOVERNMENT AND AGENCY SECURITIES (CONTINUED)
  U.S. Treasury Note,
    4.75%, 5/15/14 ............................................................   United States       3,386,000   $  3,342,090
    4.50%, 11/15/15 ...........................................................   United States       3,511,000      3,387,567
                                                                                                                  ------------
  TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
   (COST $12,700,122) .........................................................                                     12,396,180
                                                                                                                  ------------

                                                                                                   ------------
                                                                                                      SHARES
                                                                                                   ------------
  PREFERRED STOCK (COST $2,169,136) 2.0%
  COMMUNICATIONS EQUIPMENT 2.0%
a Centaur Funding Corp., 9.08%, pfd., B, 144A .................................   United States           1,683      1,907,049
                                                                                                                  ------------
  TOTAL LONG TERM INVESTMENTS (COST $112,103,791) .............................                                    111,592,509
                                                                                                                  ------------


                                                                                                   ------------
                                                                                                     PRINCIPAL
                                                                                                      AMOUNT
                                                                                                   ------------
  SHORT TERM INVESTMENTS 16.8%
  U.S. GOVERNMENT AND AGENCY SECURITIES (COST $3,998,557) 4.1%
h FNMA, 9/06/06 ..............................................................   United States     $ 4,020,000      3,999,076
                                                                                                                  ------------
  TOTAL INVESTMENTS BEFORE MONEY MARKET FUND
   (COST $116,102,348) ........................................................                                    115,591,585
                                                                                                                  ------------

                                                                                                   ------------
                                                                                                      SHARES
                                                                                                   ------------
  MONEY MARKET FUND (COST $12,345,314) 12.7%
i Franklin Institutional Fiduciary Trust Money Market Portfolio, 5.00% .......   United States      12,345,314     12,345,314
                                                                                                                  ------------
  TOTAL INVESTMENTS (COST $128,447,662) 131.5% ................................                                    127,936,899
  NET UNREALIZED GAIN ON FOREIGN EXCHANGE CONTRACTS 0.0%j .....................                                         16,949
  OTHER ASSETS, LESS LIABILITIES (31.5)% ......................................                                    (30,682,152)
                                                                                                                  ------------
  NET ASSETS 100.0% ...........................................................                                   $ 97,271,696
                                                                                                                  ============

CURRENCY ABBREVIATIONS:

EUR - Euro
IDR - Indonesian Rupiah
ISK - Iceland Krona
JPY - Japanese Yen
MXN - Mexican Peso
MYR - Malaysian Ringgit
SGD - Singapore Dollar
ZAR - South African Rand

See Selected Portfolio Abbreviations on page 26.

a Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At July 31, 2006, the aggregate value of these securities was $3,993,039, representing 4.11% of net assets.

b     The coupon rate shown represents the rate at period end.

c     The principal amount is stated in U.S. dollars unless otherwise indicated.

d     See Note 1(c) regarding securities purchased on a to-be-announced basis.

e Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At July 31, 2006, the aggregate value of these securities was $2,825,117, representing 2.90% of net assets.

f     Principal amount of security is adjusted for inflation. See Note 1(g).

g     Principal is stated in 100 Peso units.

h     The security is traded on a discount basis with no stated coupon rate.

i See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

j     Rounds to less than 0.1% of net assets.

24 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Global Trust

STATEMENT OF INVESTMENTS, JULY 31, 2006

SELECTED PORTFOLIO ABBREVIATIONS:

FHLMC - Federal Home Loan Mortgage Corp.
FNMA  - Federal National Mortgage Association
FRN   - Floating Rate Note
GNMA  - Government National Mortgage Association

                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 25

Franklin Global Trust

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
July 31, 2006

                                                               ------------------------------
                                                                                  FRANKLIN
                                                                 FRANKLIN         TEMPLETON
                                                                 TEMPLETON        CORE PLUS
                                                                CORE FIXED          FIXED
                                                                INCOME FUND      INCOME FUND
                                                               ------------------------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ..............................   $  24,121,546    $ 116,102,348
  Cost - Sweep Money Fund (Note 7) .........................       2,946,938       12,345,314
                                                               ------------------------------
  Total cost of investments ................................   $  27,068,484    $ 128,447,662
                                                               ==============================
  Value - Unaffiliated issuers .............................   $  24,024,715    $ 115,591,585
  Value - Sweep Money Fund (Note 7) ........................       2,946,938       12,345,314
                                                               ------------------------------
  Total value of investments ...............................      26,971,653      127,936,899
 Receivables:
  Investment securities sold ...............................       2,565,003       12,720,196
  Capital shares sold ......................................              --          100,000
  Interest .................................................         153,838          834,374
 Unrealized gain on forward exchange contracts (Note 8) ....              --           20,193
                                                               ------------------------------
        Total assets .......................................      29,690,494      141,611,662
                                                               ==============================
Liabilities:
 Payables:
  Investment securities purchased ..........................       9,168,904       44,284,140
  Capital shares redeemed ..................................         189,432               --
  Affiliates ...............................................           5,891           38,619
 Unrealized loss on forward exchange contracts (Note 8) ....              --            3,244
 Accrued expenses and other liabilities ....................          10,451           13,963
                                                               ------------------------------
        Total liabilities ..................................       9,374,678       44,339,966
                                                               ------------------------------
          Net assets, at value .............................   $  20,315,816    $  97,271,696
                                                               ==============================
Net assets consist of:
 Paid-in capital ...........................................   $  21,145,067    $  99,473,787
 Undistributed net investment income .......................          55,604          655,273
 Net unrealized appreciation (depreciation) ................         (96,831)        (493,049)
 Accumulated net realized gain (loss) ......................        (788,024)      (2,364,315)
                                                               ------------------------------
    Net assets, at value ...................................   $  20,315,816    $  97,271,696
                                                               ==============================
Shares outstanding .........................................       2,111,465        9,575,380
                                                               ==============================
Net asset value and maximum offering price per sharea ......   $        9.62    $       10.16
                                                               ==============================

a Redemption price is equal to net asset value less any applicable redemption fees retained by the Fund.

26 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Global Trust

STATEMENTS OF OPERATIONS
for the year ended July 31, 2006

                                                                            ------------------------------
                                                                                               FRANKLIN
                                                                              FRANKLIN         TEMPLETON
                                                                              TEMPLETON        CORE PLUS
                                                                             CORE FIXED          FIXED
                                                                             INCOME FUND      INCOME FUND
                                                                            ------------------------------
Investment income:
 Dividends:
  Unaffiliated issuers ..................................................   $      49,088    $     263,928
  Sweep Money Fund (Note 7) .............................................         133,553          541,053
 Interest ...............................................................         930,212        4,122,476
                                                                            ------------------------------
        Total investment income .........................................       1,112,853        4,927,457
                                                                            ------------------------------
Expenses:
 Management fees (Note 3a) ..............................................          59,804          262,029
 Administrative fees (Note 3b) ..........................................          46,671          201,274
 Transfer agent fees (Note 3c) ..........................................             198              830
 Custodian fees (Note 4) ................................................           2,542           10,000
 Reports to shareholders ................................................           4,094           26,954
 Registration and filing fees ...........................................          17,296           26,613
 Professional fees ......................................................          23,547           24,815
 Trustees' fees and expenses ............................................             801            3,897
 Other ..................................................................           7,344            9,419
                                                                            ------------------------------
        Total expenses ..................................................         162,297          565,831
        Expense reductions (Note 4) .....................................             (39)          (1,574)
        Expenses waived/paid by affiliates (Note 3d) ....................         (57,251)        (131,419)
                                                                            ------------------------------
          Net expenses ..................................................         105,007          432,838
                                                                            ------------------------------
           Net investment income ........................................       1,007,846        4,494,619
                                                                            ------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ...........................................................        (601,831)      (1,672,328)
  Foreign currency transactions .........................................              --           35,018
                                                                            ------------------------------
           Net realized gain (loss) .....................................        (601,831)      (1,637,310)
                                                                            ------------------------------
 Net change in unrealized appreciation (depreciation) on:
  Investments ...........................................................        (125,577)        (796,209)
  Translation of assets and liabilities denominated in foreign currencies              --            7,886
                                                                            ------------------------------
           Net change in unrealized appreciation (depreciation) .........        (125,577)        (788,323)
                                                                            ------------------------------
Net realized and unrealized gain (loss) .................................        (727,408)      (2,425,633)
                                                                            ------------------------------
Net increase (decrease) in net assets resulting from operations .........   $     280,438    $   2,068,986
                                                                            ==============================


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 27

Franklin Global Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                              -------------------------------------------------------------
                                                                   FRANKLIN TEMPLETON               FRANKLIN TEMPLETON
                                                                 CORE FIXED INCOME FUND        CORE PLUS FIXED INCOME FUND
                                                              -------------------------------------------------------------
                                                                   YEAR ENDED JULY 31,               YEAR ENDED JULY 31,
                                                                   2006            2005            2006            2005
                                                              -------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ....................................   $  1,007,846    $    617,227    $  4,494,619    $  2,581,459
  Net realized gain (loss) from investments and foreign
    currency transactions ..................................       (601,831)        251,823      (1,637,310)      1,285,488
  Net change in unrealized appreciation (depreciation)
    on investments and translation of assets and liabilities
    denominated in foreign currencies ......................       (125,577)         58,037        (788,323)        157,731
                                                               ------------------------------------------------------------
        Net increase (decrease) in net assets resulting
          from operations ..................................        280,438         927,087       2,068,986       4,024,678
Distributions to shareholders from:
  Net investment income ....................................     (1,136,364)       (818,857)     (5,055,295)     (3,204,428)
  Net realized gains .......................................             --         (42,155)        (25,928)             --
                                                               ------------------------------------------------------------
 Total distributions to shareholders .......................     (1,136,364)       (861,012)     (5,081,223)     (3,204,428)
                                                               ------------------------------------------------------------
 Capital share transactions (Note 2) .......................     (5,548,308)      9,111,043       3,461,384      41,870,288
                                                               ------------------------------------------------------------
        Net increase (decrease) in net assets ..............     (6,404,234)      9,177,118         449,147      42,690,538
Net assets:
 Beginning of year .........................................     26,720,050      17,542,932      96,822,549      54,132,011
                                                               ------------------------------------------------------------
 End of year ...............................................   $ 20,315,816    $ 26,720,050    $ 97,271,696    $ 96,822,549
                                                               ============================================================
Undistributed net investment income included in net assets:
  End of year ..............................................   $     55,604    $     52,854    $    655,273    $    523,353
                                                               ============================================================


28 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Global Trust

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Global Trust (the Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end investment company, consisting of eight separate series. All funds included in this report (the Funds) are diversified, except the Franklin Templeton Core Plus Fixed Income Fund. The financial statements of the remaining funds in the series are presented separately.

Effective April 17, 2006, the following name changes occurred:

-------------------------------------------------------------------------------------------------
FORMER NAME                                     NEW NAME
-------------------------------------------------------------------------------------------------
Fiduciary Core Fixed Income Fund                Franklin Templeton Core Fixed Income Fund
Fiduciary Core Plus Fixed Income Fund           Franklin Templeton Core Plus Fixed Income Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities, government securities, mortgage pass-through securities, other mortgage-backed securities, collateralized mortgage obligations and asset-backed securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.


                                                              Annual Report | 29

Franklin Global Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


30 | Annual Report

Franklin Global Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. SECURITIES PURCHASED ON A TBA BASIS

The Funds may purchase securities on a to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

D. FOREIGN CURRENCY CONTRACTS

When the Franklin Templeton Core Plus Fixed Income Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Franklin Templeton Core Plus Fixed Income Fund may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. These contracts are valued daily by the fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

E. MORTGAGE DOLLAR ROLLS

The Funds enter into mortgage dollar rolls, typically on a TBA basis. Dollar rolls are agreements between the fund and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized at the time of the sale and the difference between the repurchase price and sale price is recorded as an unrealized gain to the fund. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

F. INCOME TAXES

No provision has been made for U.S. income taxes because each fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

                                                              Annual Report | 31

Franklin Global Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Inflation-indexed bonds provide an inflation hedge through periodic increases in the security's interest accruals and principal redemption value, by amounts corresponding to the current rate of inflation. Any such adjustments, including adjustments to principal redemption value, are recorded as interest income.

H. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

I. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Funds and accounted for as an addition to paid-in capital. There were no redemption fees for the year.

J. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements


32 | Annual Report

Franklin Global Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

J. GUARANTEES AND INDEMNIFICATIONS (CONTINUED)

is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At July 31, 2006, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Funds' shares were as follows:

                                 --------------------------------------------------------
                                   FRANKLIN TEMPLETON CORE      FRANKLIN TEMPLETON CORE
                                      FIXED INCOME FUND         PLUS FIXED INCOME FUND
                                 --------------------------------------------------------
                                    SHARES        AMOUNT         SHARES          AMOUNT
                                 --------------------------------------------------------
Year ended July 31, 2006
 Shares sold .................      537,907    $  5,266,001     1,930,452    $ 20,055,218
 Shares issued in reinvestment
  of distributions ...........       28,063         272,048        94,088         959,786
 Shares redeemed .............   (1,127,011)    (11,086,357)   (1,707,391)    (17,553,620)
                                 --------------------------------------------------------
 Net increase (decrease) .....     (561,041)   $ (5,548,308)      317,149    $  3,461,384
                                 ========================================================
Year ended July 31, 2005
 Shares sold .................    1,676,232    $ 16,843,953     5,442,801    $ 56,848,263
 Shares issued in reinvestment
  of distributions ...........       30,951         310,206        42,226         441,194
 Shares redeemed .............     (794,720)     (8,043,116)   (1,472,874)    (15,419,169)
                                 --------------------------------------------------------
 Net increase (decrease) .....      912,463    $  9,111,043     4,012,153    $ 41,870,288
                                 ========================================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

------------------------------------------------------------------------------------------------
SUBSIDIARY                                                         AFFILIATION
------------------------------------------------------------------------------------------------
Fiduciary International, Inc. (Fiduciary)                          Investment manager
Franklin Templeton Services, LLC (FT Services)                     Administrative manager
Franklin Templeton Investor Services, LLC (Investor Services)      Transfer agent

A. MANAGEMENT FEES

The Funds pay an investment management fee to Fiduciary of 0.30% per year of the average daily net assets of each of the Funds.

B. ADMINISTRATIVE FEES

The Funds pay an administrative fee to FT Services of 0.20% per year of the average daily net assets of each of the Funds.


                                                              Annual Report | 33

Franklin Global Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. TRANSFER AGENT FEES

The Funds paid transfer agent fees as noted in the Statement of Operations of which the following amounts were retained by Investor Services:

                                                -------------------------------
                                                   FRANKLIN       FRANKLIN
                                                  TEMPLETON       TEMPLETON
                                                  CORE FIXED   CORE PLUS FIXED
                                                  INCOME FUND    INCOME FUND
                                                -------------------------------
Transfer agent fees ..........................           $42             $106

D. VOLUNTARY WAIVER AND EXPENSE REIMBURSEMENTS

For the Franklin Templeton Core Fixed Income Fund, FT Services agreed in advance to voluntarily waive administrative fees. Additionally, Fiduciary agreed in advance to voluntarily waive a portion of management fees as noted in the Statement of Operations. For the Franklin Templeton Core Plus Fixed Income Fund, FT Services agreed in advanced to voluntarily waive a portion of administrative fees, as noted in the Statement of Operations. Total expenses waived by Fiduciary and FT Services are not subject to reimbursement by the funds subsequent to the funds' fiscal year end.

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the year ended July 31, 2006, the custodian fees were reduced as noted in the Statements of Operations.

5. INCOME TAXES

At July 31, 2006, the Funds had tax basis capital losses which may be carried over to offset future capital gains, if any. At July 31, 2006, the capital loss carryforwards were as follows:

                                             ----------------------------------
                                               FRANKLIN            FRANKLIN
                                              TEMPLETON            TEMPLETON
                                              CORE FIXED        CORE PLUS FIXED
                                             INCOME FUND          INCOME FUND
                                             ----------------------------------
Capital loss carryforwards expiring in:
 2014 .....................................    $156,633             $198,370

For tax purposes, realized capital losses, occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At July 31, 2006, the Franklin Templeton Core Fixed Income Fund and Franklin Templeton Core Plus Fixed Income Fund deferred realized capital losses of $606,313 and $1,931,860, respectively.


34 | Annual Report

Franklin Global Trust

5. INCOME TAXES (CONTINUED)

The tax character of distributions paid during the years ended July 31, 2006 and 2005, was as follows:

                               -------------------------------------------------
                                  FRANKLIN TEMPLETON       FRANKLIN TEMPLETON
                                     CORE FIXED             CORE PLUS FIXED
                                     INCOME FUND               INCOME FUND
                               -------------------------------------------------
                                  2006         2005         2006         2005
                               -------------------------------------------------
Distributions from:
  Ordinary income ..........   $1,136,364   $  855,123   $5,073,292   $3,204,428
  Long term capital gain ...           --        5,889        7,931           --
                               -------------------------------------------------
                               $1,136,364   $  861,012   $5,081,223   $3,204,428
                               =================================================

At July 31, 2006, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

                                                 -------------------------------
                                                   FRANKLIN         FRANKLIN
                                                   TEMPLETON        TEMPLETON
                                                  CORE FIXED     CORE PLUS FIXED
                                                  INCOME FUND      INCOME FUND
                                                 -------------------------------
Cost of investments ..........................   $  27,118,333    $ 128,767,425
                                                 ===============================

Unrealized appreciation ......................   $     135,329    $     732,187
Unrealized depreciation ......................        (282,009)      (1,562,713)
                                                 ------------------------------
Net unrealized appreciation (depreciation) ...   $    (148,680)   $    (830,526)
                                                 ===============================

Distributable earnings - undistributed
 ordinary income .............................   $      80,375    $     757,901
                                                 ===============================

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, mortgage dollar rolls, inflation related adjustments on foreign securities, pass-through entity income, paydown losses, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, mortgage dollar rolls, inflation related adjustments on foreign securities, paydown losses, and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended July 31, 2006, were as follows:

                                               ---------------------------------
                                                 FRANKLIN           FRANKLIN
                                                 TEMPLETON          TEMPLETON
                                                CORE FIXED       CORE PLUS FIXED
                                                INCOME FUND        INCOME FUND
                                               ---------------------------------
Purchases ..............................       $ 136,146,128      $ 581,847,872
Sales ..................................       $ 139,722,549      $ 577,381,493


                                                              Annual Report | 35

Franklin Global Trust

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. FORWARD EXCHANGE CONTRACTS

At July 31, 2006, the Franklin Templeton Core Plus Fixed Income Fund had the following forward exchange contracts outstanding:

------------------------------------------------------------------------------------------------
                                                           CONTRACT   SETTLEMENT     UNREALIZED
 CONTRACTS TO BUY                                           AMOUNT a     DATE        GAIN (LOSS)
------------------------------------------------------------------------------------------------
    115,000,000 Japanese Yen ..........................     986,329     8/21/06        $20,193


------------------------------------------------------------------------------------------------
                                                           CONTRACT   SETTLEMENT     UNREALIZED
 CONTRACTS TO SELL                                          AMOUNT a     DATE        GAIN (LOSS)
------------------------------------------------------------------------------------------------
        620,000 Euro ..................................    790,258      8/28/06        $(3,244)
                                                                                       -------
 Net unrealized gain (loss) on forward exchange contracts ..........................   $16,949
                                                                                       =======

a     In U.S. Dollar unless otherwise indicated.

9. SHAREHOLDER CONCENTRATIONS

The Franklin Templeton Core Fixed Income Fund has a concentration of shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the fund. At July 31, 2006, the Fund had five unaffiliated shareholders holding 30%, 26%, 7%, 6% and 5% of the Fund's outstanding shares.

10. CREDIT RISK

The Franklin Templeton Core Plus Fixed Income Fund has 5.29% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.


36 | Annual Report

Franklin Global Trust

11. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop separate plans for the distribution of the respective settlement monies. The CAGO approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement, and in March 2005, the disbursement of monies to the relevant funds in accordance with the terms and conditions of that settlement was completed. The Trust did not participate in the CAGO Settlement.

On June 23, 2006, the SEC approved the IDC's proposed plan of distribution arising from the December 13, 2004 SEC Order and disbursement of the settlement monies to the designated funds in accordance with the terms and conditions of the SEC's order and the plan will be completed in September, 2006. The Trust did not participate in the December 13, 2004 SEC Order.

The IDC has also completed a proposed Plan of Distribution under the August 2, 2004 SEC Order resolving the SEC's market timing investigation and has submitted that plan to the SEC staff, where it is under review. The SEC has announced the following expected schedule with respect to the market timing Plan of
Distribution: "The SEC anticipates that Notice of the Plan will be published on or after September 15, 2006. After publication and comment, the proposed Distribution Plan will be submitted to the SEC for approval. When the SEC approves the proposed Distribution Plan, with modifications as appropriate, distributions will begin pursuant to that Plan. The SEC anticipates the distribution will begin in the fall of 2006."

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

                                                              Annual Report | 37

Franklin Global Trust

11. REGULATORY MATTERS (CONTINUED)

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.

12. NEW ACCOUNTING PRONOUNCEMENT

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. We have not yet completed our evaluation of the impact, if any, of adopting FIN 48 on the Trust's financial statements.


38 | Annual Report

Franklin Global Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN GLOBAL TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Templeton Core Fixed Income Fund and Franklin Templeton Core Plus Fixed Income Fund, formerly Fiduciary Core Fixed Income Fund and Fiduciary Core Plus Fixed Income Fund, respectively (separate portfolios of Franklin Global Trust, hereafter referred to as the "Funds") at July 31, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
September 15, 2006


                                                              Annual Report | 39

Franklin Global Trust

TAX DESIGNATION (UNAUDITED)

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Funds designate the maximum amount allowable but no less than the following amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended July 31, 2006.

                        ---------------------------------
                          FRANKLIN            FRANKLIN
                          TEMPLETON          TEMPLETON
                         CORE FIXED       CORE PLUS FIXED
                         INCOME FUND        INCOME FUND
                        ---------------------------------
                             $6,097             $40,688

In January 2007, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2006. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Funds designate the maximum amount allowable but no less than the following amounts as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended July 31, 2006.

                        ---------------------------------
                          FRANKLIN            FRANKLIN
                          TEMPLETON          TEMPLETON
                         CORE FIXED       CORE PLUS FIXED
                         INCOME FUND        INCOME FUND
                        ---------------------------------
                            $930,994         $3,716,589


40 | Annual Report

Franklin Global Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

----------------------------------------------------------------------------------------------------------------------------------
                                                             NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                       LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                    POSITION   TIME SERVED        BY BOARD MEMBER*               OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)        Trustee    Since 2000         139                            Director, Bar-S Foods (meat packing
One Franklin Parkway                                                                        company).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President,
Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
----------------------------------------------------------------------------------------------------------------------------------
ROBERT F. CARLSON (1928)       Trustee    Since 2000         56                             None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, senior member and past President, Board of Administration, California Public Employees Retirement Systems
(CALPERS); and FORMERLY, member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of
California; and Chief Counsel, California Department of Transportation.
----------------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (1932)     Trustee    Since 2000         140                            None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
----------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)        Trustee    Since 2000         135                            Director, Hess Corporation (formerly,
One Franklin Parkway                                                                        Amerada Hess Corporation)
San Mateo, CA 94403-1906                                                                    (exploration and refining of oil and
                                                                                            gas), H.J. Heinz Company (processed
                                                                                            foods and allied products), RTI
                                                                                            International Metals, Inc. (manufacture
                                                                                            and distribution of titanium), Canadian
                                                                                            National Railway (railroad) and White
                                                                                            Mountains Insurance Group, Ltd.
                                                                                            (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary
of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary
and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
----------------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (1929)       Trustee    Since 2000         114                            Director, Center for Creative Land
One Franklin Parkway                                                                        Recycling (redevelopment).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
----------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 41

----------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                             LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION      TIME SERVED        BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (1928)          Trustee       Since 2000         139                       Director, MedImmune, Inc.
One Franklin Parkway                                                                         (biotechnology), and Overstock.com
San Mateo, CA 94403-1906                                                                     (Internet services); and FORMERLY,
                                                                                             Director, MCI Communication Corporation
                                                                                             (subsequently known as MCI WorldCom,
                                                                                             Inc. and WorldCom, Inc.)
                                                                                             (communications services) (1988-2002),
                                                                                              White Mountains Insurance Group, Ltd.
                                                                                             (holding company) (1987-2004),
                                                                                             Spacehab, Inc. (aerospace services)
                                                                                             (1994-2003) and Martek Biosciences
                                                                                             Corporation (1998-2006).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; Senior business Advisor, Martek Biosciences Corporation (research and development); and FORMERLY,
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company) (2001-2004); Chairman, White River Corporation
(financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and President, National
Association of Securities Dealers, Inc. (1970-1987).
----------------------------------------------------------------------------------------------------------------------------------
FRANK A. OLSON (1932)             Trustee       Since 2005         102                       Director, Hess Corporation (formerly,
One Franklin Parkway                                                                         Amerada Hess Corporation) (exploration
San Mateo, CA 94403-1906                                                                     and refining of oil and gas) and
                                                                                             Sentient Jet (private jet service); and
                                                                                             FORMERLY, Director, Becton Dickinson
                                                                                             and Company (medical technology),
                                                                                             Cooper Industries, Inc. (electrical
                                                                                             products and tools and hardware),
                                                                                             Health Net, Inc. (formerly Foundation
                                                                                             Health) (integrated managed care),
                                                                                             The Hertz Corporation, Pacific
                                                                                             Southwest Airlines, the RCA
                                                                                             Corporation, Unicom (formerly,
                                                                                             Commonwealth Edison), UAL
                                                                                             Corporation (airlines) and White
                                                                                             Mountains Insurance Group, Ltd.
                                                                                             (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive
Officer (1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
----------------------------------------------------------------------------------------------------------------------------------
JOHN B. WILSON (1959)             Trustee       Since February     38                        None
One Franklin Parkway                            2006
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial
Officer and Executive Vice President - Finance Strategy, Staples, Inc. (office supplies) (1992-1996); Executive Vice President -
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); Vice President and Partner, Bain & Company (1986-1990).
----------------------------------------------------------------------------------------------------------------------------------


42 | Annual Report

INTERESTED BOARD MEMBERS AND OFFICERS

----------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                             LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION       TIME SERVED       BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------------
**HARMON E. BURNS (1945)         Trust and Vice Since 2000        21                       None
One Franklin Parkway             President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin
Templeton Investments.
----------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)      Trustee and    Since 2000        139                      None
One Franklin Parkway             Chairman of
San Mateo, CA 94403-1906         the Board

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin
Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin
Templeton Investments.
----------------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR. (1940)  Trustee,       Trustee and       123                      None
One Franklin Parkway             President and  President since
San Mateo, CA 94403-1906         Chief          2000 and Chief
                                 Executive      Executive
                                 Officer        Officer -
                                 - Investment   Investment
                                 Management     Management
                                                since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and
officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)            Chief          Chief Compliance  Not Applicable           Not Applicable
One Franklin Parkway             Compliance     Officer since
San Mateo, CA 94403-1906         Officer and    2004 and Vice
                                 Vice President President - AML
                                 - AML          Compliance since
                                 Compliance     February 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
----------------------------------------------------------------------------------------------------------------------------------
LAURA FERGERSON (1962)           Treasurer      Since 2004        Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 31 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).
----------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 43

----------------------------------------------------------------------------------------------------------------------------------
                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                  LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION         TIME SERVED     BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)             Senior Vice      Since 2002      Not Applicable             Not Applicable
500 East Broward Blvd.              President and
Suite 2100                          Chief
Fort Lauderdale, FL 33394-3091      Executive
                                    Officer -
                                    Finance and
                                    Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)                Vice President   Since 2000      Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (1947)             Vice President   Since 2000      Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services,
LLC, Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC,
Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and
Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of
47 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment
Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney
Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S.
District Court (District of Massachusetts) (until 1979).
----------------------------------------------------------------------------------------------------------------------------------
EDWARD B. JAMIESON (1948)           Vice President   Since 2000      Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Franklin Advisers, Inc.; officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of four of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------------------------
CHRISTOPHER J. MOLUMPHY (1962)      Vice President   Since 2000      Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President, Franklin Adviser, Inc.; and officer of six of the investment companies in Franklin Templeton
Investments.
----------------------------------------------------------------------------------------------------------------------------------


44 | Annual Report

----------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION          TIME SERVED       BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------------
KAREN L. SKIDMORE (1952)        Vice President    Vice President    Not Applicable           Not Applicable
One Franklin Parkway            and Secretary     since March 2006
San Mateo, CA 94403-1906                          and Secretary
                                                  since May 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Templeton Funds Annuity Company;
and officer of 31 of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)            Vice President    Since October     Not Applicable           Not Applicable
One Franklin Parkway                              2005
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company
Institute (ICI) (1997-2004).
----------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)          Chief Financial   Since 2004        Not Applicable           Not Applicable
500 East Broward Blvd.          Officer and
Suite 2100 Fort Lauderdale, FL  Chief
33394-3091                      Accounting
                                Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 47 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987
and 1991-2004).
----------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor. Harmon E. Burns is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and directors of Resources.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE TRUST TO DISCLOSE WHETHER THE TRUST'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE TRUST'S BOARD OF TRUSTEES HAVE DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECT OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE TRUST'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPALS AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE TRUST'S, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/845-4514 TO REQUEST THE SAI.


                                                              Annual Report | 45

Franklin Global Trust

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 28, 2006, the Board of Trustees ("Board"), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for the separate funds comprising Franklin Global Trust ("Fund(s)"). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager ("Manager") and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper report compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional information accompanying such report was a memorandum prepared by management describing enhancements to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Funds, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Funds and their shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to each Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided


46 | Annual Report

Franklin Global Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the hurricanes and blackout experienced last year in Florida. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed so as to be aligned with the interests of Fund shareholders. The Board also took into account the transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties and the firsthand experience of the individual Trustees who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton Funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each individual Fund showed the investment performance of the Fund in comparison to a performance universe selected by Lipper. Comparative performance for each Fund was shown for the one-year period ended December 31, 2005, and for additional periods ended that date depending on when a particular Fund commenced operations. Investment performance was shown on a total return basis and on an income return basis as well for Franklin Templeton Core Fixed Income Fund and Franklin Templeton Core Plus Fixed Income Fund. The following summarizes the performance results for each of the Funds and the Board's view of such performance.

FRANKLIN TEMPLETON CORE FIXED INCOME FUND - The performance universe for this Fund consisted of the Fund and all retail and institutional BBB-rated corporate debt funds as selected by Lipper. This Fund has been in operation for only two full years. The Lipper report for the one-year period showed the Fund's income return to be in the second-lowest quintile of such performance universe and its total return to be in the highest quintile of such performance universe, and for the two-year period showed its income return to be in the second-highest quintile of its performance universe, and its total return to be in the middle quintile of such universe. The Board was satisfied with such performance.


                                                              Annual Report | 47

Franklin Global Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

FRANKLIN TEMPLETON CORE PLUS FUND INCOME FUND - The performance universe for this Fund consisted of the Fund and all retail and institutional BBB-rated corporate debt funds as selected by Lipper. This Fund has been in operation for only two full years. The Lipper report for the one-year period showed the Fund's income return to be in the second-highest quintile of such performance universe and its total return to be in the highest quintile of such performance universe, and for the two-year period its income and total return to be in the second-lowest and highest quintile of such universe, respectively. The Board was satisfied with the Fund's performance.

COMPARATIVE EXPENSES. Consideration was given to the management fee and total expense ratios of each Fund compared with those of a group of funds selected by Lipper as its appropriate Lipper expense group. Prior to making such comparisons, the Board relied upon a survey showing that the scope of management advisory services covered under a Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups that would be used as a basis of comparison in the Lipper reports. In reviewing comparative costs, emphasis was given to each Fund's management fee in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were the same size as the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper effective management fee analysis includes the advisory and administrative fees directly charged to each Fund as being part of the management fee. Both the effective management fee rate and actual total expenses were in the least expensive quintile of the Lipper expense group in the case of Franklin Templeton Core Fixed Income Fund. The effective management fee rate for Franklin Templeton Core Plus Fixed Income Fund was in the second least expensive quintile of its performance universe and its total expenses were in the least expensive quintile. The Board was satisfied with these comparative expenses noting that these Funds benefited from fee waivers or reimbursements.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Funds. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Specific attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the cost allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Funds' independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Funds' Board solely for their purposes and


48 | Annual Report

Franklin Global Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

use in reference to the profitability analysis. Included in the analysis were the revenue and related costs involved in providing services to each Fund, as well as each Fund's relative contribution to the profitability of the Manager's parent. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary to the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager's realizing a larger profit margin on management services provided such a fund. The Board believed that no economies of scale existed in the management of the Funds that have been in existence for only two full years and benefited from partial fee waivers or expense reimbursements.

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures ("Policies") that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

                                                              Annual Report | 49

Franklin Global Trust

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

50 | Annual Report

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

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

       [LOGO](R)                              FRANKLIN TEMPLETON INSTITUTIONAL
  FRANKLIN TEMPLETON
     INSTITUTIONAL                            600 Fifth Avenue
                                              New York, NY 10020

ANNUAL REPORT

FRANKLIN GLOBAL TRUST

INVESTMENT MANAGER

Fiduciary International, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
One Franklin Parkway
San Mateo, CA 94403-1906

FRANKLIN TEMPLETON INSTITUTIONAL SERVICES

1-800/321-8563
franklintempletoninstitutional .com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges, and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be identified by the presence of a regular beeping tone.

FGT2 A2006 09/06








                                                        JULY 31, 2006
--------------------------------------------------------------------------------

                [PHOTO]

--------------------------------------------------------------------------------
ANNUAL REPORT AND SHAREHOLDER LETTER                           SECTOR
--------------------------------------------------------------------------------
                                                      WANT TO RECEIVE
                                                      THIS DOCUMENT
                                                      FASTER VIA EMAIL?
                FRANKLIN GLOBAL
                REAL ESTATE FUND                      Eligible shareholders can
                                                      sign up for eDelivery at
                                                      franklintempleton.com.
                                                      See inside for details.
--------------------------------------------------------------------------------

                                    [GRAPHIC]

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      FRANKLIN o Templeton o Mutual Series

                              Franklin Templeton Investments

                              GAIN FROM OUR PERSPECTIVE(R)

                              Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE         Each of our portfolio management groups operates
                              autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                              FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                              TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                              MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION          Because our management groups work independently
                              and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST     At Franklin Templeton Investments, we seek to
                              consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

[PHOTO]

Not part of the annual report

Contents

SHAREHOLDER LETTER ........................................................    1

ANNUAL REPORT

Franklin Global Real Estate Fund ..........................................    3

Performance Summary .......................................................    9

Your Fund's Expenses ......................................................   11

Financial Highlights and Statement of Investments .........................   13

Financial Statements ......................................................   19

Notes to Financial Statements .............................................   23

Report of Independent Registered Public Accounting Firm ...................   33

Board Members and Officers ................................................   34

Shareholder Information ...................................................   39

--------------------------------------------------------------------------------

Shareholder Letter

Dear Shareholder:

We are pleased to bring you Franklin Global Real Estate Fund's inaugural annual report. During the period from the Fund's inception on June 16, 2006, through July 31, 2006, global economic growth began to moderate. Many central banks tightened monetary policy, thereby reducing the immense liquidity that helped fuel the recent recovery. The possibility of future rate increases in many countries remained, although the market consensus was that an end to the current U.S. tightening cycle might be near. Economic growth sustained strong demand for oil and other commodities, which elevated prices. Oil prices reached a historical high during the period. The U.S. housing market showed evidence of cooling. In this short review period, global equity markets were generally higher. From June 16, 2006, through July 31, 2006, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index returned
+1.02%. 1

In the enclosed annual report for Franklin Global Real Estate Fund, the portfolio managers discuss market conditions, investment management decisions and Fund performance during the period under review. You will also find performance data and financial information. Please remember that all securities markets fluctuate, as do mutual fund share prices.

1. Source: Standard & Poor's Micropal. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada.

EDELIVERY DETAILS

Log in at franklintempleton.com and click on eDelivery. Shareholders who are registered at franklintempleton.com can receive these reports via email. Not all accounts are eligible for eDelivery.

-----------------------------------------------------
NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
-----------------------------------------------------


                                               Not part of the annual report | 1

If you would like more frequent updates, FRANKLINTEMPLETON.COM provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely articles, and find helpful financial planning tools. We hope you will take advantage of these online services.

As always, we recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance. We firmly believe that most people benefit from professional advice, and that advice is invaluable as investors navigate changing market environments.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

/s/ Rupert H. Johnson, Jr.

Rupert H. Johnson, Jr.
President and Chief Executive Officer - Investment Management
Franklin Global Trust

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF JULY 31, 2006. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


2 | Not part of the annual report

Annual Report

Franklin Global Real Estate Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Global Real Estate Fund seeks a high total return. Under normal market conditions, the Fund will invest at least 80% of its net assets in securities of companies located anywhere in the world that operate in the real estate sector, including mainly real estate investment trusts (REITs) and REIT-like entities.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This annual report for Franklin Global Real Estate Fund covers the period from the Fund's inception on June 16, 2006, through July 31, 2006.

PERFORMANCE OVERVIEW

Franklin Global Real Estate Fund - Class A posted a +3.30% cumulative total return for the period under review. The Fund underperformed its benchmark, the Standard & Poor's (S&P)/Citigroup BMI Global REIT Index, which returned +5.88% for the same period. 1 You can find more of the Fund's performance data in the Performance Summary beginning on page 9.

ECONOMIC AND MARKET OVERVIEW

The European real estate markets witnessed strong performance during the brief review period since the Fund's inception on June 16, despite rising interest rates. French and Dutch property stocks rose +14.21% and +14.82% as recovering property demand fueled higher occupancy and lease rates, particularly in the office sector. 1 British property stocks increased +12.39% for many of the same reasons. 2 Property revaluations had a significant impact on regional returns as asset values grew in many city centers. Although the pace of value increases was expected to moderate sometime next year, we found many stocks attractively valued, based on forward expected earnings and asset growth.

1. Source: Standard & Poor's Micropal. The S&P/Citigroup BMI Global REIT Index is designed to measure performance of the investible universe of publicly traded REITs. Index constituents generally derive more than 60% of revenue from real estate development, management, rental, and/or direct investment in physical property and with local REIT or property trust tax status. Local property returns are from country subindexes of the S&P/Citigroup BMI Global REIT Index. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

2. Source: Standard & Poor's Micropal. Local property stock returns are from country subindexes of the S&P/Citigroup BMI Global Property Index. The index is designed to measure performance of the investable universe of publicly traded property companies. Index constituents generally derive more than 60% of revenue from real estate development, management, rental, and/or direct investment in physical property, such as REITs and property trusts.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 16.


                                                               Annual Report | 3

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 7/31/06

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

U.S                                               52.0%
U.K                                               16.6%
France                                             7.1%
Hong Kong                                          5.2%
Australia                                          4.6%
Norway                                             2.1%
Canada                                             2.0%
Singapore                                          1.8%
Japan                                              1.8%
Other                                              2.6%
Short-Term Investments & Other Net Assets          4.2%

U.S. REITs experienced solid returns during the period, rising +6.70%, as moderating economic measures indicated a possible pause in the U.S. Federal Reserve Board's rate hike schedule. 1 Apartments and offices performed well, especially those with exposure to the high barrier to entry coastal markets, where relatively strong regional economic growth and protection from new supply created strong pricing power for landlords.

In Asia, the real estate markets in Hong Kong, Singapore and Japan returned +6.23%, +3.56% and -0.23%, respectively. 1 The Hong Kong market, in particular, benefited from investors re-entering the property market after a -14.99% loss during the preceding eight weeks. 1 The Bank of Japan raised lending rates for the first time in six years, which hindered Japanese REIT performance.

South African real estate market returns contrasted sharply with those of the U.S. and Europe. Spiking energy prices, inflationary concerns and rising interest rates led to a sharp downturn in property stocks. Despite the difficult environment, we believed economic growth, demand for quality real estate assets, and rapidly increasing rents should create a compelling outlook for the sector.

INVESTMENT STRATEGY

We are research driven, fundamental investors. We seek to limit price volatility by investing across markets and property types. We also seek to provide a consistently high level of income. We center our active investment strategy on the belief that unsynchronized regional economic activity within the global economy can provide consistent, attractive return opportunities in global real estate markets. We use a bottom-up, value-oriented stock selection process that incorporates macrolevel views in the evaluation process. We use top-down macro overlays to provide country/regional, property type, and company size perspectives in identifying international/local cyclical and thematic trends that highlight investment opportunities. We will seek to manage the Fund's exposure to various currencies and will generally seek to hedge (protect) against currency risk, largely by using forward currency exchange contracts.


4 | Annual Report

MANAGER'S DISCUSSION

Despite the Fund's short history, global market volatility led to some appreciable gains and losses during the period.

U.S.-based Digital Realty, a leading owner and manager of corporate data centers and Internet gateway facilities worldwide, was among the Fund's top contributors to performance. Digital Realty's shares increased 11% in value due in large part to its robust acquisitions pipeline. In addition, continued strong demand for the company's highly-specialized database storage facilities and properties that house vital telecom switching equipment and Internet routers led to increased occupancy rates and higher rents. At period-end, Digital Realty comprised 2.9% of the Fund's total net assets.

On a regional basis, the Fund benefited most from its French investments relative to its benchmark, the S&P/Citigroup BMI Global REIT Index. France has been at the forefront of the European REIT market ever since the 2003 introduction of SIICs (les Societes d'Investissements Immobiliers Cotees, the French version of REIT legislation). Among the notable French contributors to performance were Societe de la Tour Eiffel (STE) and Klepierre, which rose 8% and 18% largely due to expectations that demand for French properties of all types, particularly retail, would continue to increase. Although Societe Immobiliere de Location (SILIC) was not a large portfolio holding, it also contributed to performance, gaining 23% during the review period. An improved economic outlook and falling yields also boosted investor sentiment toward real estate investments.

STE, one of the first SIICs listed on the Paris Bourse exchange, benefited from its acquisition of Locafimo in early 2006. The company was able to diversify its assets with the addition of Locafimo's portfolio, which included 11 business parks, 16 office buildings and 9 warehouses situated throughout France.

A leading European shopping center owner and manager, Klepierre is a subsidiary of BNP Paribas. At the end of the reporting period, the company had successfully completed its acquisition of shopping centers Molina de Segura in Spain and Novodorska Plaza in the Czech Republic.

The market responded positively to commercial property specialist SILIC's announcement that Spanish-based Realia Business agreed to acquire the company through a tender offer. SILIC's portfolio consists primarily of business parks in the Paris metropolitan area.

PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 7/31/06

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Real Estate Investment Trusts                     76.9%
Real Estate Development                           18.9%
Short-Term Investments & Other Net Assets          4.2%


                                                               Annual Report | 5

TOP 10 HOLDINGS
7/31/06

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                              NET ASSETS
--------------------------------------------------------------------------------
Slough Estates PLC                                                        3.6%
 REAL ESTATE DEVELOPMENT, U.K.
--------------------------------------------------------------------------------
Unibail                                                                   3.3%
 EQUITY REIT - DIVERSIFIED PROPERTY, FRANCE
--------------------------------------------------------------------------------
AvalonBay Communities Inc.                                                3.1%
 EQUITY REIT - APARTMENTS, U.S.
--------------------------------------------------------------------------------
Archstone-Smith Trust                                                     3.1%
 EQUITY REIT - APARTMENTS, U.S.
--------------------------------------------------------------------------------
Ashford Hospitality Trust                                                 3.0%
 EQUITY REIT - HOTELS, U.S.
--------------------------------------------------------------------------------
Simon Property Group Inc.                                                 3.0%
 EQUITY REIT - RETAIL, U.S.
--------------------------------------------------------------------------------
Champion REIT                                                             2.9%
 EQUITY REIT - OFFICE, HONG KONG
--------------------------------------------------------------------------------
FelCor Lodging Trust Inc.                                                 2.9%
 EQUITY REIT - HOTELS, U.S.
--------------------------------------------------------------------------------
Digital Realty Trust Inc.                                                 2.9%
 EQUITY REIT - OFFICE, U.S.
--------------------------------------------------------------------------------
BioMed Realty Trust Inc.                                                  2.9%
 EQUITY REIT - OFFICE, U.S.
--------------------------------------------------------------------------------

The Fund had several detractors from performance. For example, Japanese REIT Orix Jreit declined 15% during the review period as the Japanese securities and exchange commission unexpectedly recommended disciplinary action against the company. At period-end, Orix comprised 0.5% of the Fund's total net assets.

Geographically, investments in South Africa had the largest negative effect on Fund performance. Despite exhibiting some of the strongest fundamentals in the global property market, in addition to attractive macroeconomic and demographic trends, investors were caught by surprise when the central bank unexpectedly increased lending rates by 0.5% in response to spiking energy and inflationary trends. A sharp correction followed as investors adjusted to an environment of higher borrowing costs. However, by period-end, we believed the interest rate hike was fully priced into the market. Hyprop Investments, Growthpoint Properties and Emira Property Fund were among the Fund's South African investments that detracted most from performance.

Although real estate assets have experienced substantial gains over the last several years, we believe there is still significant value in mature property markets. In line with our investment strategy, we will continue to overweight what we believe are the highest-quality companies from around the world.


6 | Annual Report

Thank you for your participation in Franklin Global Real Estate Fund. We look forward to serving your future investment needs.

[PHOTO]       /s/ John W. Foster

              John W. Foster

[PHOTO]       /s/ Charles J. McKinley

              Charles J. McKinley

              Portfolio Management Team
              Franklin Global Real Estate Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JULY 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                               Annual Report | 7

--------------------------------------------------------------------------------
JOHN W. FOSTER, has been portfolio manager for Franklin Global Real Estate Fund since its inception. He is managing director of the Global Real Estate Group and joined Franklin Templeton Investments in 1987. His responsibilities include advising institutional real estate investors on global property investments and management of global real estate portfolios, which include both property securities and unlisted property securities for the firm.

Mr. Foster is a member of Fiduciary's Global Investment Forum. He serves as director on the board of the Asian Pacific Investment Company Limited, an affiliate of Lend Lease. He is also a member of the Real Estate Analysts Group of the New York Society of Security Analysts, NAREIT and PREA. Before joining Franklin Templeton Investments, Mr. Foster was a commercial real estate broker in New York City. His real estate career started more than 20 years ago in Maryland and Virginia, where he worked in residential housing development. Mr. Foster earned a B.A. from Columbia University.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CHARLES J. MCKINLEY, has been portfolio manager for Franklin Global Real Estate Fund since its inception. He has 12 years of investing and portfolio management experience: three years with Franklin Templeton Investments covering U.S. REITs and managing global real estate portfolios, and eight years with Fidelity Investments, where he was consultant to high net worth clients and institutions in an investment research, advisory and portfolio management capacity.

Mr. McKinley holds an M.B.A. from Cornell University's Johnson Graduate School of Management with a concentration in equity research and served for one year as a research analyst and portfolio manager for the Cayuga Fund, a market-neutral hedge fund, where he covered the basic materials sector. He holds an undergraduate business degree from Southern Methodist University.
--------------------------------------------------------------------------------


8 | Annual Report

Performance Summary as of 7/31/06

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: N/A)                        CHANGE        7/31/06       6/16/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                        +$0.33         $10.33        $10.00
--------------------------------------------------------------------------------
CLASS C (SYMBOL: N/A)                        CHANGE        7/31/06       6/16/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                        +$0.32         $10.32        $10.00
--------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: N/A)                  CHANGE        7/31/06       6/16/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                        +$0.34         $10.34        $10.00
--------------------------------------------------------------------------------

PERFORMANCE 1

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AGGREGATE TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGE. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

--------------------------------------------------------------------------------
CLASS A                                                    INCEPTION (6/16/06) 2
--------------------------------------------------------------------------------
Cumulative Total Return 3                                          +3.30%
--------------------------------------------------------------------------------
Aggregate Total Return 4                                           -2.64%
--------------------------------------------------------------------------------
Value of $10,000 Investment 5                                    $10,330
--------------------------------------------------------------------------------
Aggregate Total Return (6/30/06) 6                                 -4.34%
--------------------------------------------------------------------------------
CLASS C                                                    INCEPTION (6/16/06) 2
--------------------------------------------------------------------------------
Cumulative Total Return 3                                          +3.20%
--------------------------------------------------------------------------------
Aggregate Total Return 4                                           +2.20%
--------------------------------------------------------------------------------
Value of $10,000 Investment 5                                    $10,320
--------------------------------------------------------------------------------
Aggregate Total Return (6/30/06) 6                                 +0.50%
--------------------------------------------------------------------------------
ADVISOR CLASS                                              INCEPTION (6/16/06) 2
--------------------------------------------------------------------------------
Cumulative Total Return 3                                          +3.40%
--------------------------------------------------------------------------------
Aggregate Total Return 4                                           +3.40%
--------------------------------------------------------------------------------
Value of $10,000 Investment 5                                    $10,340
--------------------------------------------------------------------------------
Aggregate Total Return (6/30/06) 6                                 +1.60%
--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                               Annual Report | 9

ENDNOTES

INVESTING IN A NONDIVERSIFIED GLOBAL FUND CONCENTRATING IN REAL ESTATE SECURITIES INVOLVES SPECIAL RISKS, SUCH AS DECLINES IN THE VALUE OF REAL ESTATE AS WELL AS INCREASED SUSCEPTIBILITY TO ADVERSE ECONOMIC, POLITICAL OR REGULATORY DEVELOPMENTS AFFECTING THE INDUSTRY. FOREIGN INVESTING, ESPECIALLY IN EMERGING MARKETS, INVOLVES ADDITIONAL RISKS SUCH AS CURRENCY AND MARKET VOLATILITY, AS WELL AS POLITICAL AND SOCIAL INSTABILITY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:    Shares are available to certain eligible investors as
                  described in the prospectus.

1. The Fund's manager and administrator agreed in advance to waive a portion of their fees and to make certain payments to reduce expenses. If the manager and administrator had not taken this action, the Fund's total returns would have been lower. After June 14, 2007, the manager and administrator may end this agreement at any time.

2. The Fund's inception date is the date on which the Fund commenced investment operations and was first funded.

3. Cumulative total return represents the change in value of an investment since inception.

4. Aggregate total return represents the change in value of an investment since inception. Because the Fund has existed for less than one year, average annual total returns are not available.

5. This figure represents the value of a hypothetical $10,000 investment in the Fund since inception.

6. In accordance with SEC rules, we provide standardized total return information through the latest calendar quarter.


10 | Annual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 11

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

----------------------------------------------------------------------------------------------------------------------
                                                    BEGINNING                                    EXPENSES PAID
                                                  ACCOUNT VALUE             ENDING               DURING PERIOD*
                                                 ACTUAL 6/16/06          ACCOUNT VALUE       ACTUAL 6/16/06-7/31/06
CLASS A                                        HYPOTHETICAL 2/1/06          7/31/06        HYPOTHETICAL 2/1/06-7/31/06
----------------------------------------------------------------------------------------------------------------------
Actual                                                $1,000               $1,033.00                   $1.79
----------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)              $1,000               $1,017.85                   $7.00
----------------------------------------------------------------------------------------------------------------------
CLASS C
----------------------------------------------------------------------------------------------------------------------
Actual                                                $1,000               $1,032.00                   $2.62
----------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)              $1,000               $1,014.63                  $10.24
----------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
----------------------------------------------------------------------------------------------------------------------
Actual                                                $1,000               $1,034.00                   $1.35
----------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)              $1,000               $1,019.59                   $5.26
----------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio, net of expense waivers, for each class (A: 1.40%; C: 2.05%; and Advisor: 1.05%), multiplied by the average account value over the period, multiplied by 181/365 (Hypothetical) to reflect the one-half year period. For actual expenses, the multiplier is 45/365 to reflect the number of days since inception.


12 | Annual Report

Franklin Global Trust

FINANCIAL HIGHLIGHTS

FRANKLIN GLOBAL REAL ESTATE FUND

                                                                                  ------------
                                                                                  PERIOD ENDED
                                                                                    JULY 31,
CLASS A                                                                              2006 e
                                                                                  ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...........................................     $10.00
                                                                                     ------
Income from investment operations a:

 Net investment income b .......................................................       0.03

 Net realized and unrealized gains (losses) ....................................       0.30
                                                                                     ------
Total from investment operations ...............................................       0.33
                                                                                     ------
Net asset value, end of period .................................................     $10.33
                                                                                     ======

Total return c .................................................................       3.30%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..............................................     $5,488

Ratios to average net assets:

 Expenses before waiver and payments by affiliate and expense reduction d ......       6.25%

 Expenses net of waiver and payments by affiliate d ............................       2.09%

 Expenses net of waiver and payments by affiliate and expense reduction d ......       1.40%

 Net investment income d .......................................................       2.21%

Portfolio turnover rate ........................................................      13.57%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Annualized.

e     For the period June 16, 2006 (commencement of operations) to July 31,
      2006.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 13

Franklin Global Trust

FRANKLIN GLOBAL REAL ESTATE FUND

                                                                                  ------------
                                                                                  PERIOD ENDED
                                                                                    JULY 31,
CLASS C                                                                              2006 e
                                                                                  ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...........................................     $10.00
                                                                                     ------
Income from investment operations a:

 Net investment income b .......................................................       0.01

 Net realized and unrealized gains (losses) ....................................       0.31
                                                                                     ------
Total from investment operations ...............................................       0.32
                                                                                     ------
Net asset value, end of period .................................................     $10.32
                                                                                     ======

Total return c .................................................................       3.20%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..............................................     $  140

Ratios to average net assets:

 Expenses before waiver and payments by affiliate and expense reduction d ......       6.90%

 Expenses net of waiver and payments by affiliate d ............................       2.74%

 Expenses net of waiver and payments by affiliate and expense reduction d ......       2.05%

 Net investment income d .......................................................       1.56%

Portfolio turnover rate ........................................................      13.57%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Annualized.

e     For the period June 16, 2006 (commencement of operations) to July 31,
      2006.


14 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Global Trust

FRANKLIN GLOBAL REAL ESTATE FUND

                                                                                  ------------
                                                                                  PERIOD ENDED
                                                                                    JULY 31,
ADVISOR CLASS                                                                        2006 e
                                                                                  ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...........................................     $10.00
                                                                                     ------
Income from investment operations a:

 Net investment income b .......................................................       0.02

 Net realized and unrealized gains (losses) ....................................       0.32
                                                                                     ------
Total from investment operations ...............................................       0.34
                                                                                     ------
Net asset value, end of period .................................................     $10.34
                                                                                     ======

Total return c .................................................................       3.40%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..............................................     $1,221

Ratios to average net assets:

 Expenses before waiver and payments by affiliate and expense reduction d ......       5.90%

 Expenses net of waiver and payments by affiliate d ............................       1.74%

 Expenses net of waiver and payments by affiliate and expense reduction d ......       1.05%

 Net investment income d .......................................................       2.56%

Portfolio turnover rate ........................................................      13.57%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c     Total return is not annualized for periods less than one year.

d     Annualized.

e     For the period June 16, 2006 (commencement of operations) to July 31,
      2006.

                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 15

Franklin Global Trust

STATEMENT OF INVESTMENTS, JULY 31, 2006

-----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN GLOBAL REAL ESTATE FUND                                                    COUNTRY           SHARES       VALUE
-----------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS 95.8%
  EQUITY REIT - APARTMENTS 6.1%
  Archstone-Smith Trust ......................................................     United States         4,000    $  209,880
  AvalonBay Communities Inc. .................................................     United States         1,800       210,456
                                                                                                                  ----------
                                                                                                                     420,336
                                                                                                                  ----------
  EQUITY REIT - DIVERSIFIED PROPERTY 13.0%
  Emira Property Fund ........................................................      South Africa        15,036        18,576
a GZI REIT ...................................................................       Hong Kong         296,000       112,373
  Insight Foundation Property Trust Ltd. .....................................     United Kingdom       38,317        95,738
  Mirvac Group ...............................................................       Australia          14,734        48,220
  Mori Trust Sogo Reit, Inc. .................................................         Japan                 2        17,447
  Premier Investment Co. .....................................................         Japan                 5        29,005
a Prosperity REIT ............................................................       Hong Kong         207,000        44,221
  Societe de la Tour Eiffel ..................................................         France              830       106,008
  Spirit Finance Corp. .......................................................     United States        11,300       125,430
  Stockland ..................................................................       Australia           8,609        45,133
  Unibail ....................................................................         France            1,200       222,692
  Wereldhave NV ..............................................................      Netherlands            270        28,622
                                                                                                                  ----------
                                                                                                                     893,465
                                                                                                                  ----------
  EQUITY REIT - HEALTH CARE 6.6%
  Nationwide Health Properties Inc. ..........................................     United States         7,600       180,272
  OMEGA Healthcare Investors Inc. ............................................     United States         9,700       129,592
  Ventas Inc. ................................................................     United States         2,800       100,044
  Windrose Medical Properties Trust ..........................................     United States         2,600        38,610
                                                                                                                  ----------
                                                                                                                     448,518
                                                                                                                  ----------
  EQUITY REIT - HOTELS 21.2%
  Ashford Hospitality Trust ..................................................     United States        17,700       207,975
  Equity Inns Inc. ...........................................................     United States        11,000       173,470
  FelCor Lodging Trust Inc. ..................................................     United States         9,000       198,000
  Hersha Hospitality Trust ...................................................     United States         3,300        30,459
  Highland Hospitality Corp. .................................................     United States        10,100       134,835
  Host Hotels & Resorts Inc. .................................................     United States         7,700       163,394
  LaSalle Hotel Properties ...................................................     United States         3,900       161,109
  Strategic Hotels & Resorts Inc. ............................................     United States         9,800       195,510
  Sunstone Hotel Investors Inc. ..............................................     United States         6,600       187,176
                                                                                                                  ----------
                                                                                                                   1,451,928
                                                                                                                  ----------
  EQUITY REIT - INDUSTRIAL 0.8%
  Macquarie ProLogis Trust ...................................................       Australia          46,909        40,268
  Mapletree Logistics Trust ..................................................       Singapore          27,000        15,218
                                                                                                                  ----------
                                                                                                                      55,486
                                                                                                                  ----------
  EQUITY REIT - OFFICE 12.8%
  BioMed Realty Trust Inc. ...................................................     United States         6,600       196,746
a Champion REIT ..............................................................       Hong Kong         404,000       198,606
  Digital Realty Trust Inc. ..................................................     United States         7,200       196,776


16 | Annual Report

Franklin Global Trust

-----------------------------------------------------------------------------------------------------------------------------
    FRANKLIN GLOBAL REAL ESTATE FUND                                                  COUNTRY           SHARES       VALUE
-----------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONTINUED)
    EQUITY REIT - OFFICE (CONTINUED)
    Great Portland Estates PLC ...............................................     United Kingdom       17,860    $  179,417
    Japan Real Estate Investment Co. .........................................         Japan                 1         8,723
    Macquarie Office Trust ...................................................       Australia          20,250        21,263
    Nomura Real Estate Office Fund Inc. ......................................         Japan                 2        15,388
    Orix Jreit Inc. ..........................................................         Japan                 6        34,545
    Societe Immobiliere de Location pour l'Industrie et leCommerce ...........         France              210        25,748
                                                                                                                  ----------
                                                                                                                     877,212
                                                                                                                  ----------
    EQUITY REIT - OTHER 2.2%
    iStar Financial Inc. .....................................................     United States         3,800       151,088
                                                                                                                  ----------
    EQUITY REIT - RETAIL 12.1%
    Corio NV .................................................................      Netherlands            350        23,446
    Eurocommercial Properties NV .............................................      Netherlands            660        27,969
    Galileo Shopping America Trust ...........................................       Australia          71,736        62,955
    General Growth Properties Inc. ...........................................     United States         3,800       173,432
    Japan Retail Fund Investment Corp. .......................................         Japan                 2        15,405
    Klepierre ................................................................         France              530        67,184
    Macquarie MEAG Prime REIT ................................................       Singapore         119,000        68,958
    Simon Property Group Inc. ................................................     United States         2,400       205,272
    Suntec REIT ..............................................................       Singapore          46,000        36,416
    Trustreet Properties Inc. ................................................     United States         3,700        49,247
    Westfield Group ..........................................................       Australia           6,855        96,674
                                                                                                                  ----------
                                                                                                                     826,958
                                                                                                                  ----------
    EQUITY REIT - STORAGE 2.1%
    U-Store-It Trust .........................................................     United States         7,400       141,044
                                                                                                                  ----------
    REAL ESTATE DEVELOPMENT 18.9%
    British Land Co. PLC .....................................................     United Kingdom        6,790       173,523
    Brixton PLC ..............................................................     United Kingdom        6,870        64,394
    Fonciere des Regions .....................................................         France              490        67,464
    Growthpoint Properties Ltd. ..............................................      South Africa        29,590        44,779
    Hammerson PLC ............................................................     United Kingdom        7,090       165,296
    Hyprop Investments Ltd. ..................................................      South Africa         9,491        40,451
    Land Securities Group PLC ................................................     United Kingdom        4,790       176,548
    Liberty International PLC ................................................     United Kingdom        1,620        34,621
a,b Norwegian Property ASA, Reg S ............................................         Norway           17,400       141,332


                                                              Annual Report | 17

Franklin Global Trust

-----------------------------------------------------------------------------------------------------------------------------
FRANKLIN GLOBAL REAL ESTATE FUND                                                      COUNTRY           SHARES       VALUE
-----------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
REAL ESTATE DEVELOPMENT (CONTINUED)
Slough Estates PLC ...........................................................     United Kingdom       19,770    $  245,415
Versacold Income Fund ........................................................         Canada           17,497       139,197
                                                                                                                  ----------
                                                                                                                   1,293,020
                                                                                                                  ----------
TOTAL COMMON STOCKS (COST $6,322,597) ........................................                                     6,559,055
                                                                                                                  ----------
NET UNREALIZED LOSS ON FORWARD EXCHANGE CONTRACTS (1.0)% .....................                                       (63,069)
OTHER ASSETS, LESS LIABILITIES 5.2% ..........................................                                       352,881
                                                                                                                  ----------
NET ASSETS 100.0% ............................................................                                    $6,848,867
                                                                                                                  ==========

SELECTED PORTFOLIO ABBREVIATION

REIT - Real Estate Investment Trust

a     Non-income producing for the twelve months ended July 31, 2006.

b Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At July 31,2006, the value of this security was $141,332, representing 2.06% of net assets.


18 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Global Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
July 31, 2006

                                                                     -----------
                                                                      FRANKLIN
                                                                       GLOBAL
                                                                     REAL ESTATE
                                                                        FUND
                                                                     -----------
Assets:
 Investments in securities:
  Cost ..........................................................    $6,322,597
                                                                     ==========
  Value .........................................................    $6,559,055
 Cash ...........................................................       708,375
 Foreign currency, at value (cost $2,092) .......................         2,112
 Receivables:
  Investment securities sold ....................................        63,392
  Capital shares sold ...........................................        18,587
  Dividends .....................................................        14,906
 Offering costs .................................................        39,329
 Unrealized gain on forward exchange contracts (Note 7) .........         1,490
                                                                     ----------
        Total assets ............................................     7,407,246
                                                                     ----------
Liabilities:
 Payables:
  Investment securities purchased ...............................       445,296
  Capital shares redeemed .......................................            82
  Affiliates ....................................................         1,788
  Professional fees .............................................        28,155
 Unrealized loss on forward exchange contracts (Note 7) .........        64,559
 Accrued expenses and other liabilities .........................        18,499
                                                                     ----------
        Total liabilities .......................................       558,379
                                                                     ----------
          Net assets, at value ..................................    $6,848,867
                                                                     ==========
Net assets consist of:
 Paid-in capital ................................................    $6,659,796
 Undistributed net investment income ............................        48,876
 Net unrealized appreciation (depreciation) .....................       173,370
 Accumulated net realized gain (loss) ...........................       (33,175)
                                                                     ----------
          Net assets, at value ..................................    $6,848,867
                                                                     ==========


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 19

Franklin Global Trust

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
July 31, 2006

                                                                                   -----------
                                                                                    FRANKLIN
                                                                                     GLOBAL
                                                                                   REAL ESTATE
                                                                                      FUND
                                                                                   -----------
CLASS A:
 Net assets, at value .........................................................    $5,488,168
                                                                                   ==========
 Shares outstanding ...........................................................       531,327
                                                                                   ==========
 Net asset value per share a ..................................................    $    10.33
                                                                                   ==========
 Maximum offering price per share (net asset value per share / 94.25%) ........    $    10.96
                                                                                   ==========
CLASS C:
 Net assets, at value .........................................................    $  140,096
                                                                                   ==========
 Shares outstanding ...........................................................        13,569
                                                                                   ==========
 Net asset value and maximum offering price per share a .......................    $    10.32
                                                                                   ==========
ADVISOR CLASS:
 Net assets, at value .........................................................    $1,220,603
                                                                                   ==========
 Shares outstanding ...........................................................       118,068
                                                                                   ==========
 Net asset value and maximum offering price per share a .......................    $    10.34
                                                                                   ==========

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


20 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Global Trust

STATEMENT OF OPERATIONS
for the period ended July 31, 2006 a

                                                                                    -----------
                                                                                     FRANKLIN
                                                                                      GLOBAL
                                                                                    REAL ESTATE
                                                                                       FUND
                                                                                    -----------
Investment income:
 Dividends ......................................................................    $ 26,038
                                                                                     --------
Expenses:
 Management fees (Note 3a) ......................................................       5,756
 Administrative fees (Note 3b) ..................................................       1,439
 Distribution fees: (Note 3c)
  Class A .......................................................................       2,302
  Class C .......................................................................          59
 Transfer agent fees (Note 3e) ..................................................         273
 Custodian fees (Note 4) ........................................................         470
 Reports to shareholders ........................................................         626
 Professional fees ..............................................................      28,155
 Amortization of offering costs .................................................       5,671
 Other ..........................................................................         146
                                                                                     --------
        Total expenses ..........................................................      44,897
        Expense reduction (Note 4) ..............................................      (4,986)
        Expenses waived/paid by affiliates (Note 3f) ............................     (29,995)
                                                                                     --------
          Net expenses ..........................................................       9,916
                                                                                     --------
           Net investment income ................................................      16,122
                                                                                     --------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ...................................................................     (33,175)
  Foreign currency transactions .................................................      26,148
                                                                                     --------
           Net realized gain (loss) .............................................      (7,027)
                                                                                     --------
 Net change in unrealized appreciation (depreciation) on:
  Investments ...................................................................     173,389
  Translation of assets and liabilities denominated in foreign currencies .......         (19)
                                                                                     --------
                 Net change in unrealized appreciation (depreciation) ...........     173,370
                                                                                     --------
Net realized and unrealized gain (loss) .........................................     166,343
                                                                                     --------
Net increase (decrease) in net assets resulting from operations .................    $182,465
                                                                                     ========

a     For the period June 16, 2006 (commencement of operations) to July 31,
      2006.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 21

Franklin Global Trust

STATEMENT OF CHANGES IN NET ASSETS

                                                                                               ----------------
                                                                                               FRANKLIN GLOBAL
                                                                                               REAL ESTATE FUND
                                                                                               ----------------
                                                                                                 PERIOD ENDED
                                                                                                JULY 31, 2006 a
                                                                                               ----------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ....................................................................      $   16,122
  Net realized gain (loss) from investments and foreign currency transactions ..............          (7,027)
  Net change in unrealized appreciation (depreciation) on investments and translation
    of assets and liabilities denominated in foreign currencies ............................         173,370
                                                                                                  ----------
        Net increase (decrease) in net assets resulting from operations ....................         182,465
                                                                                                  ----------
 Capital share transactions: (Note 2)
  Class A ..................................................................................       5,315,548
  Class C ..................................................................................         137,777
  Advisor Class ............................................................................       1,213,077
                                                                                                  ----------
 Total capital share transactions ..........................................................       6,666,402
                                                                                                  ----------
        Net increase (decrease) in net assets ..............................................       6,848,867
Net assets:
 Beginning of period .......................................................................              --
                                                                                                  ----------
 End of period .............................................................................      $6,848,867
                                                                                                  ==========
Undistributed net investment income included in net assets:
 End of period .............................................................................      $   48,876
                                                                                                  ==========

a     For the period June 16, 2006 (commencement of operations) to July 31,
      2006.


22 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Global Trust

NOTES TO FINANCIAL STATEMENTS

FRANKLIN GLOBAL REAL ESTATE FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Global Trust (the Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end investment company, consisting of eight separate series. The Franklin Global Real Estate Fund (the Fund) included in this report is non-diversified. The financial statements of the remaining funds in the series are presented separately. Effective June 16, 2006, the Fund commenced operations offering three classes of shares: Class A, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.


                                                              Annual Report | 23

Franklin Global Trust

FRANKLIN GLOBAL REAL ESTATE FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.


24 | Annual Report

Franklin Global Trust

FRANKLIN GLOBAL REAL ESTATE FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.

Distributions received by the Fund from securities may be a return of capital
(ROC). Such distributions reduce the cost basis of the securities and any distributions in excess of the cost basis are recognized as capital gains.

F. OFFERING COSTS

Offering costs are amortized on a straight line basis over twelve months.


                                                              Annual Report | 25

Franklin Global Trust

FRANKLIN GLOBAL REAL ESTATE FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital. There were no redemption fees for the period.

I. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and directors are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At July 31, 2006, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                          ------------------------
                                                PERIOD ENDED
                                               JULY 31, 2006 a
                                          ------------------------
                                            SHARES        AMOUNT
                                          ------------------------
CLASS A SHARES:
 Shares sold .........................     531,780      $5,320,187
 Shares redeemed .....................        (453)         (4,639)
                                          ------------------------
 Net increase (decrease) .............     531,327      $5,315,548
                                          ========================
CLASS C SHARES:
 Shares sold .........................      13,569      $  137,777
                                          ------------------------
 Net increase (decrease) .............      13,569      $  137,777
                                          ========================
CLASS Z SHARES:
 Shares sold .........................     118,068      $1,213,077
                                          ------------------------
 Net increase (decrease) .............     118,068      $1,213,077
                                          ========================

a     For the period June 16, 2006 (commencement of operations) to July 31,
      2006.


26 | Annual Report

Franklin Global Trust

FRANKLIN GLOBAL REAL ESTATE FUND

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or trustees of the following subsidiaries:

----------------------------------------------------------------------------------------------
ENTITY                                                               AFFILIATION
----------------------------------------------------------------------------------------------
Franklin Templeton Institutional, LLC (FT Institutional)             Investment manager
Franklin Templeton Services, LLC (FT Services)                       Administration manager
Franklin Templeton Distributors, Inc. (Distributors)                 Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)        Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to FT Institutional based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE      NET ASSETS
--------------------------------------------------------------------------------
       0.800%            Up to and including $500 million
       0.700%            Over $500 million, up to and including $1 billion
       0.650%            Over $1 billion, up to and including $1.5 billion
       0.600%            Over $1.5 billion, up to and including $6.5 billion
       0.580%            Over $6.5 billion, up to and including $11.5 billion
       0.560%            Over $11.5 billion, up to and including $16.5 billion
       0.540%            Over $16.5 billion, up to and including $19 billion
       0.530%            Over $19 billion, up to and including $21.5 billion
       0.520%            In excess of $21.5 billion

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund's shares up to a certain percentage per year of its average daily net assets of each class as follows:

Class A .......................................   0.35%
Class C .......................................   1.00%


                                                              Annual Report | 27

Franklin Global Trust

FRANKLIN GLOBAL REAL ESTATE FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions paid to unaffiliated
 broker/dealers ........................................................    $949
Contingent deferred sales charges retained .............................    $ --

E. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $273, of which $197 was retained by Investor Services.

F. VOLUNTARY WAIVER AND EXPENSE REIMBURSEMENTS

FT Services agreed in advance to voluntarily waive administrative fees. Additionally, FT Institutional agreed in advance to voluntarily waive management fees and assume payment of other expenses through June 14, 2007. Total expenses waived/paid by FT Services and FT Institutional are not subject to reimbursement by the Fund subsequent to the Fund's fiscal year end.

G. OTHER AFFILIATED TRANSACTIONS

At July 31, 2006, Franklin Advisers, Inc. owned 75.12% of the Fund's outstanding shares.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended July 31, 2006, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At July 31, 2006, the Fund had tax basis capital losses of $6,701 expiring on July 31, 2014, which may be carried over to offset future capital gains, if any.


28 | Annual Report

Franklin Global Trust

FRANKLIN GLOBAL REAL ESTATE FUND

5. INCOME TAXES (CONTINUED)

At July 31, 2006, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ................................    $6,361,536
                                                        ==========

Unrealized appreciation ............................    $  252,785
Unrealized depreciation ............................       (55,266)
                                                        ----------
Net unrealized appreciation (depreciation) .........    $  197,519
                                                        ==========

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, and offering costs.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended July 31, 2006, aggregated $7,148,527 and $784,264, respectively.

7. FORWARD EXCHANGE CONTRACTS

At July 31, 2006, the Fund had the following forward exchange contracts outstanding:

---------------------------------------------------------------------------------------------------------------------
                                                                                         SETTLEMENT       UNREALIZED
CONTRACTS TO BUY                                                  CONTRACT AMOUNT a         DATE          GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------
       119,696    Euro .......................................         152,000             9/15/06         $  1,355
        52,039    Singapore Dollar ...........................          33,000             9/15/06               37
     1,171,531    South African Rand .........................         168,000             9/15/06               48
                                                                                                           --------
                                                                                                           $  1,440
                                                                                                           ========

---------------------------------------------------------------------------------------------------------------------
                                                                                         SETTLEMENT       UNREALIZED
CONTRACTS TO SELL                                                 CONTRACT AMOUNT a         DATE          GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------
     2,233,210    Hong Kong Dollar ...........................         288,000             9/15/06         $     50
                                                                                                           --------
Unrealized gain on forward exchange contracts ................                                             $  1,490
                                                                                                           ========


                                                              Annual Report | 29

Franklin Global Trust

FRANKLIN GLOBAL REAL ESTATE FUND

7. FORWARD EXCHANGE CONTRACTS (CONTINUED)

---------------------------------------------------------------------------------------------------------------------
                                                                                         SETTLEMENT       UNREALIZED
CONTRACTS TO BUY                                                  CONTRACT AMOUNT a         DATE          GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------
            21,037   Euro ....................................          27,000             9/15/06         $    (47)

---------------------------------------------------------------------------------------------------------------------
                                                                                         SETTLEMENT       UNREALIZED
CONTRACTS TO SELL                                                 CONTRACT AMOUNT a         DATE          GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------
           262,726   Australian Dollar .......................         192,000             9/15/06         $ (9,349)
           148,853   Australian Dollar .......................         111,000             9/15/06           (3,079)
           384,025   British Pound ...........................         701,000             9/15/06          (17,129)
            52,175   British Pound ...........................          96,000             9/15/06           (1,568)
           165,227   British Pound ...........................         306,000             9/15/06           (2,975)
           119,301   Canadian Dollar .........................         105,000             9/15/06             (613)
           654,091   Euro ....................................         827,000             9/15/06          (11,019)
           310,348   Hong Kong Dollar ........................          40,000             9/15/06              (16)
           341,634   Hong Kong Dollar ........................          44,000             9/15/06              (50)
        13,806,240   Japanese Yen ............................         120,000             9/15/06           (1,253)
           242,185   Singapore Dollar ........................         152,000             9/15/06           (1,748)
         1,561,938   South African Rand ......................         210,000             9/15/06          (14,049)
           322,286   South African Rand ......................          46,000             9/15/06           (1,664)
                                                                                                           --------
                                                                                                            (64,512)
                                                                                                           --------
Unrealized loss on forward exchange contracts ................                                              (64,559)
                                                                                                           --------
  Net unrealized gain (loss) on forward exchange contracts ...                                             $(63,069)
                                                                                                           ========

a     In U.S. Dollar unless otherwise indicated.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.


30 | Annual Report

Franklin Global Trust

FRANKLIN GLOBAL REAL ESTATE FUND

9. REGULATORY MATTERS (CONTINUED)

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop separate plans for the distribution of the respective settlement monies. The CAGO approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement, and in March 2005, the disbursement of monies to the relevant funds in accordance with the terms and conditions of that settlement was completed. The Trust did not participate in the CAGO Settlement.

On June 23, 2006, the SEC approved the IDC's proposed plan of distribution arising from the December 13, 2004 SEC Order and disbursement of the settlement monies to the designated funds in accordance with the terms and conditions of the SEC's order and the plan will be completed in September, 2006. The Trust did not participate in the December 13, 2004 SEC Order.

The IDC has also completed a proposed Plan of Distribution under the August 2, 2004 SEC Order resolving the SEC's market timing investigation and has submitted that plan to the SEC staff, where it is under review. The SEC has announced the following expected schedule with respect to the market timing Plan of
Distribution: "The SEC anticipates that Notice of the Plan will be published on or after September 15, 2006. After publication and comment, the proposed Distribution Plan will be submitted to the SEC for approval. When the SEC approves the proposed Distribution Plan, with modifications as appropriate, distributions will begin pursuant to that Plan. The SEC anticipates the distribution will begin in the fall of 2006."

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.


                                                              Annual Report | 31

Franklin Global Trust

FRANKLIN GLOBAL REAL ESTATE FUND

9. REGULATORY MATTERS (CONTINUED)

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.

10. NEW ACCOUNTING PRONOUNCEMENT

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. We have not yet completed our evaluation of the impact, if any, of adopting FIN 48 on the Trust's financial statements.


32 | Annual Report

Franklin Global Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN GLOBAL TRUST

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Global Real Estate Fund (a separate portfolio of Franklin Global Trust, hereafter referred to as the "Fund") at July 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the period June 15, 2006 (commencement of operations) through July 31, 2006, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2006 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
September 15, 2006


                                                              Annual Report | 33

Franklin Global Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupation during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                             NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                         LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                    POSITION     TIME SERVED      BY BOARD MEMBER*              OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)        Trustee      Since 2000       139                           Director, Bar-S Foods (meat packing
One Franklin Parkway                                                                       company).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
ROBERT F. CARLSON (1928)       Trustee      Since 2000       56                            None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, senior member and past President, Board of Administration, California Public Employees Retirement Systems
(CALPERS); and FORMERLY, member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of
California; and Chief Counsel, California Department of Transportation.
------------------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (1932)     Trustee      Since 2000       140                           None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)        Trustee      Since 2000       135                           Director, Hess Corporation (formerly,
One Franklin Parkway                                                                       Amerada Hess Corporation) (explo-
San Mateo, CA 94403-1906                                                                   ration and refining of oil and gas),
                                                                                           H.J. Heinz Company (processed foods
                                                                                           and allied products), RTI International
                                                                                           Metals, Inc. (manufacture and distri-
                                                                                           bution of titanium), Canadian National
                                                                                           Railway (railroad) and White
                                                                                           Mountains Insurance Group, Ltd.
                                                                                           (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (1929)       Trustee      Since 2000       114                           Director, Center for Creative Land
One Franklin Parkway                                                                       Recycling (redevelopment).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------


34 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                             NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                         LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                    POSITION     TIME SERVED      BY BOARD MEMBER*              OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (1928)       Trustee      Since 2000       139                           Director, MedImmune, Inc. (biotech-
One Franklin Parkway                                                                       nology), and Overstock.com (Internet
San Mateo, CA 94403-1906                                                                   services); and FORMERLY, Director, MCI
                                                                                           Communication Corporation (sub-
                                                                                           sequently known as MCI WorldCom,
                                                                                           Inc. and WorldCom, Inc.) (communi-
                                                                                           cations services) (1988-2002), White
                                                                                           Mountains Insurance Group, Ltd.
                                                                                           (holding company) (1987-2004),
                                                                                           Spacehab, Inc. (aerospace services)
                                                                                           (1994-2003) and Martek Biosciences
                                                                                           Corporation (1998-2006).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; Senior business Advisor, Martek Biosciences Corporation (research and development); and FORMERLY,
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company) (2001-2004); Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and President, National Association of
Securities Dealers, Inc. (1970-1987).
------------------------------------------------------------------------------------------------------------------------------------
FRANK A. OLSON (1932)          Trustee      Since 2005       102                           Director, Hess Corporation (formerly,
One Franklin Parkway                                                                       Amerada Hess Corporation) (explo-
San Mateo, CA 94403-1906                                                                   ration and refining of oil and gas) and
                                                                                           Sentient Jet (private jet service); and
                                                                                           FORMERLY, Director, Becton Dickinson
                                                                                           and Company (medical technology),
                                                                                           Cooper Industries, Inc. (electrical
                                                                                           products and tools and hardware),
                                                                                           Health Net, Inc. (formerly Foundation
                                                                                           Health) (integrated managed care),
                                                                                           The Hertz Corporation, Pacific
                                                                                           Southwest Airlines, the RCA
                                                                                           Corporation, Unicom (formerly,
                                                                                           Commonwealth Edison), UAL
                                                                                           Corporation (airlines) and White
                                                                                           Mountains Insurance Group, Ltd.
                                                                                           (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
------------------------------------------------------------------------------------------------------------------------------------
JOHN B. WILSON (1959)          Trustee      Since February   38                            None
One Franklin Parkway                        2006
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President - Finance Strategy, Staples, Inc. (office supplies) (1992-1996); Executive Vice President - Corporate
Planning, Northwest Airlines, Inc. (airlines) (1990-1992); Vice President and Partner, Bain & Company (1986-1990).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 35

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                             NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                    LENGTH OF             FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION            TIME SERVED           BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**HARMON E. BURNS (1945)           Trust and Vice      Since 2000            21                          None
One Franklin Parkway               President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)        Trustee and         Since 2000            139                         None
One Franklin Parkway               Chairman of
San Mateo, CA 94403-1906           the Board

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR. (1940)    Trustee,            Trustee and           123                         None
One Franklin Parkway               President and       President since
San Mateo, CA 94403-1906           Chief               2000 and Chief
                                   Executive           Executive Officer -
                                   Officer             Investment
                                   - Investment        Management
                                   Management          since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and
officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)              Chief               Chief Compliance      Not Applicable              Not Applicable
One Franklin Parkway               Compliance          Officer since 2004
San Mateo, CA 94403-1906           Officer and         and Vice
                                   Vice President      President - AML
                                   - AML               Compliance since
                                   Compliance          February 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
LAURA FERGERSON (1962)             Treasurer           Since 2004            Not Applicable              Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 31 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).
------------------------------------------------------------------------------------------------------------------------------------


36 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                             NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                    LENGTH OF             FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION            TIME SERVED           BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)            Senior Vice         Since 2002            Not Applicable              Not Applicable
500 East Broward Blvd.             President and
Suite 2100                         Chief
Fort Lauderdale, FL 33394-3091     Executive
                                   Officer -
                                   Finance and
                                   Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)               Vice President      Since 2000            Not Applicable              Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (1947)            Vice President      Since 2000            Not Applicable              Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC,
Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin
Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin
Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant
and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange
Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts)
(until 1979).
------------------------------------------------------------------------------------------------------------------------------------
EDWARD B. JAMIESON (1948)          Vice President      Since 2000            Not Applicable              Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Franklin Advisers, Inc.; officer and/or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of four of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
CHRISTOPHER J. MOLUMPHY (1962)     Vice President      Since 2000            Not Applicable              Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President, Franklin Adviser, Inc.; and officer of six of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 37

------------------------------------------------------------------------------------------------------------------------------------
                                                                             NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                    LENGTH OF             FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION            TIME SERVED           BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
KAREN L. SKIDMORE (1952)           Vice President      Vice President        Not Applicable              Not Applicable
One Franklin Parkway               and Secretary       since March 2006
San Mateo, CA 94403-1906                               and Secretary
                                                       since May 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Templeton Funds Annuity Company;
and officer of 31 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)               Vice President      Since October         Not Applicable              Not Applicable
One Franklin Parkway                                   2005
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company
Institute (ICI) (1997-2004).
------------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)             Chief Financial     Since 2004            Not Applicable              Not Applicable
500 East Broward Blvd.             Officer and
Suite 2100 Fort Lauderdale, FL     Chief
33394-3091                         Accounting
                                   Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 47 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and
1991-2004).
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor. Harmon E. Burns is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and directors of Resources.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T. LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECTOR OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


38 | Annual Report

Franklin Global Trust

SHAREHOLDER INFORMATION

FRANKLIN GLOBAL REAL ESTATE FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 28, 2006, the Board of Trustees ("Board"), including a majority of non-interested or independent Trustees, approved the investment management agreement for the newly created Fund, Franklin Global Real Estate Fund. In approving such agreement, the Board took into account the background and experience of proposed portfolio managers, estimated expenses in comparison to other funds deemed comparable, breakpoints provided under such agreements, and expense limitations agreed to by management.

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures ("Policies") that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                              Annual Report | 39

                       This page intentionally left blank.

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE

Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

RETIREMENT TARGET FUNDS

Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government
 Securities Fund 4
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 5

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 6

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC

Alabama                             Michigan 6
Arizona                             Minnesota 6
California 7                        Missouri
Colorado                            New Jersey
Connecticut                         New York 7
Florida 7                           North Carolina
Georgia                             Ohio 6
Kentucky                            Oregon
Louisiana                           Pennsylvania
Maryland                            Tennessee
Massachusetts 6                     Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products
  Trust 8

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

6.    Portfolio of insured municipal securities.

7. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

8. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

07/06
                                                   Not part of the annual report

     [LOGO](R)
FRANKLIN TEMPLETON         One Franklin Parkway
    INVESTMENTS            San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

Franklin Global Real Estate Fund

INVESTMENT MANAGER

Franklin Templeton Institutional, LLC

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to and from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

495 A2006 09/06










                                                      ANNUAL REPORT | 07 31 2006
--------------------------------------------------------------------------------

THE EXPERTISE OF MANY. THE STRENGTH OF ONE.
--------------------------------------------------------------------------------

                      FRANKLIN GLOBAL TRUST

                      ----------------------------------------------------------

                      Franklin Templeton Emerging Market Debt Opportunities Fund

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                  INSTITUTIONAL

                        FRANKLIN o TEMPLETON o FIDUCIARY

Contents

ANNUAL REPORT

Franklin Templeton Emerging Market Debt Opportunities Fund ................    1

Performance Summary .......................................................    6

Your Fund's Expenses ......................................................    7

Financial Highlights and Statement of Investments .........................    9

Financial Statements ......................................................   12

Notes to Financial Statements .............................................   15

Report of Independent Registered Public Accounting Firm ...................   25

Tax Designation ...........................................................   26

Board Members and Officers ................................................   27

Shareholder Information ...................................................   32

--------------------------------------------------------------------------------

Annual Report

Franklin Templeton Emerging Market
Debt Opportunities Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Templeton Emerging Market Debt Opportunities Fund seeks high total return through investing in debt securities of emerging market countries, primarily securities issued by sovereign and sub-sovereign government entities, but also including securities issued by corporate entities.

--------------------------------------------------------------------------------

PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 7/31/06

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Foreign Government & Agency Securities ...........   33.6%
Corporate Bonds ..................................   17.5%
Common Stock & Warrant ...........................    2.7%
Short-Term Investments & Other Net Assets ........   46.2%

--------------------------------------------------------------------------------

This inaugural annual report for Franklin Templeton Emerging Market Debt Opportunities Fund covers the period from inception on May 24, 2006, through July 31, 2006.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 10.

--------------------------------------------------------------------------------

-----------------------------------------------------
NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
-----------------------------------------------------


                                                               Annual Report | 1

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT 1-800/321-8563 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

Franklin Templeton Emerging Market Debt Opportunities Fund posted a +1.90% cumulative total return from inception on May 24, 2006, through July 31, 2006. In comparison, the J.P. Morgan (JPM) Emerging Markets Bond Index (EMBI) Global Diversified Index and JPM Global Bond Index (GBI) Emerging Markets (EM) Broad Diversified Index returned +3.07% and +1.50% during the same period. 1 You can find more performance data in the Performance Summary on page 6.

ECONOMIC AND MARKET OVERVIEW

During this short period under review, the main influence on emerging market debt securities was the market's changing perceptions of U.S. monetary policy. At the beginning of the period, many market observers expected the federal funds target rate to approach 5.30% by the end of 2006, indicated by the May 2006 federal funds futures contract. By the end of June 2006, they began to anticipate a higher year-end rate of 5.47%. The perception, however, reversed to a large extent in July, and by period-end, expectations for the year-end federal funds target rate fell to 5.36%.

These changing perceptions greatly influenced U.S. Treasury market performance. The 10-year Treasury note yield began the reporting period at 5.03%, increased to 5.15% by the end of June, and fell to 4.99% by the end of July. More volatile asset classes, such as emerging market debt securities, followed a similar path.

1. Source: J.P. Morgan. The JPM EMBI Global Diversified Index is a uniquely weighted version of the JPM EMBI Global Index, which tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. The index includes all countries except those that have been classified by the World Bank as high income for the past two consecutive years. The diversified index limits the weights of those index countries with larger debt stocks by only including specified portions of these countries' eligible current face amounts of debt outstanding. Both indexes cover the same countries. The JPM GBI EM Broad Diversified Index tracks local currency government bonds issued by emerging markets. The index limits the weights of those index countries with larger debt stocks and redistributes those weights to the countries with smaller weights, with a maximum 10% country weight allowed. The indexes are unmanaged and include reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


2 | Annual Report

INVESTMENT STRATEGY

Our portfolio construction process can be summarized in three integral steps -- country allocation, currency allocation and issue selection. The first stage of our emerging market debt investment process is identifying the countries for which we have a favorable outlook, which we manage with a bottom-up, research-driven perspective. Since the portfolio is constructed through bottom-up fundamental research and not relative to a benchmark index, there is no requirement to hold issues in any one country. The next decision is whether to take exposure in the form of "hard currency" or local currency instruments. Hard currencies are currencies in which investors have confidence and are typically currencies of economically and politically stable industrialized nations. The last decision concerns security selection. This depends on the shape of the sovereign spread curve and the type of the issue's coupon (fixed or floating). We may seek to manage the Fund's exposure to various currencies, and may from time to time seek to hedge (protect) against currency risk, largely by using forward currency exchange contracts.

MANAGER'S DISCUSSION

Following the Fund's inception on May 24, 2006, our priority was to construct the portfolio, taking into account constraints resulting from the Fund's small starting size of $5 million. The Fund's size prevented us from accessing some local currency markets via credit-linked notes. As a result, we held higher-than-normal cash levels, which held back performance during the reporting period.

At period-end, the Fund held securities issued by 13 emerging market countries and, in addition, had exposure to another country through a forward currency purchase. Seven securities, comprising 26.6% of total net assets, were denominated in the U.S. dollar; two were denominated in the euro, although one of these holdings' performance was linked to the local currency exchange against the euro; and four holdings were denominated in the local currencies of the Brazilian real, the Indonesian rupiah, the Mexican peso and the South African rand. Including the forward currency purchase of the Turkish lira, the Fund's total exposure to local currencies was 28.9% of total net assets at period-end. The exposure to the euro, taking a partial hedge against the U.S. dollar into account, was 8.1% of total net assets.

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 7/31/06

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Poland                                          10.1%
Kazakhstan                                       5.3%
Mexico                                           5.2%
Russia                                           4.2%
South Africa                                     3.8%
El Salvador                                      3.8%
Serbia                                           3.7%
Iraq                                             3.6%
Peru                                             3.3%
Indonesia                                        3.2%
Brazil                                           2.8%
Venezuela                                        2.7%
Ivory Coast                                      2.0%
Short-Term Investments & Other Net Assets       46.2%


                                                               Annual Report | 3

TOP 10 HOLDINGS
7/31/06

--------------------------------------------------------------------------------
ISSUE                                                                 % OF TOTAL
SECTOR, COUNTRY                                                       NET ASSETS
--------------------------------------------------------------------------------
Elektrownia Turow BV                                                     10.1%
 CORPORATE BONDS, POLAND
--------------------------------------------------------------------------------
Kazakhstan Temir Zholy                                                    5.3%
 CORPORATE BONDS, KAZAKHSTAN
--------------------------------------------------------------------------------
Mexican Udibonos                                                          5.2%
 FOREIGN GOVERNMENT &
 AGENCY SECURITIES, MEXICO
--------------------------------------------------------------------------------
Government of Russia                                                      4.2%
 FOREIGN GOVERNMENT &
 AGENCY SECURITIES, RUSSIA
--------------------------------------------------------------------------------
Government of South Africa                                                3.8%
 FOREIGN GOVERNMENT &
 AGENCY SECURITIES, SOUTH AFRICA
--------------------------------------------------------------------------------
Republic of El Salvador                                                   3.8%
 FOREIGN GOVERNMENT &
 AGENCY SECURITIES, EL SALVADOR
--------------------------------------------------------------------------------
Government of Serbia                                                      3.7%
 FOREIGN GOVERNMENT &
 AGENCY SECURITIES, SERBIA
--------------------------------------------------------------------------------
Government of Iraq                                                        3.6%
 FOREIGN GOVERNMENT &
 AGENCY SECURITIES, IRAQ
--------------------------------------------------------------------------------
Government of Peru                                                        3.3%
 FOREIGN GOVERNMENT &
 AGENCY SECURITIES, PERU
--------------------------------------------------------------------------------
Government of Indonesia                                                   3.2%
 FOREIGN GOVERNMENT &
 AGENCY SECURITIES, INDONESIA
--------------------------------------------------------------------------------

Thank you for your participation in Franklin Templeton Emerging Market Debt Opportunities Fund. We look forward to serving your future investment needs.

[PHOTO]         /s/ William Ledward

                William Ledward
                Portfolio Manager and Research Analyst of
                Franklin Templeton Investment Management Ltd.
                Fixed Income Group

[PHOTO]         /s/ Claire Husson

                Claire Husson
                Portfolio Manager and Research Analyst of
                Franklin Templeton Investment Management Ltd.
                Fixed Income Group

                Portfolio Management Team
                Franklin Templeton Emerging Market
                Debt Opportunities Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JULY 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


4 | Annual Report

--------------------------------------------------------------------------------
WILLIAM LEDWARD, based in London, has been portfolio manager for Franklin Templeton Emerging Market Debt Opportunities Fund since its inception. Prior to joining Fiduciary Trust International in 1997, now Franklin Templeton Investment Management Ltd., he was with BNP, Nomura, Merrill Lynch, and Phillips & Drew, where he held a variety of economic research positions over a 15-year period. Mr. Ledward earned an M.A. and a D.Phil. from Oxford University. He is a director of the Emerging Market Creditors Association.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CLAIRE HUSSON has been portfolio manager for Franklin Templeton Emerging Market Debt Opportunities Fund since its inception. She provides research and advice on the purchases and sales of individual securities, notably on local markets, analyses of emerging market macroeconomic fundamentals and portfolio risk assessment. Prior to joining Franklin Templeton Investments in 2005, she held research positions with UN Capital Development Fund in 2005 and Initiative for Policy Dialogue in 2004 and worked for PriceWaterhouseCoopers from 2000 to 2003. Ms. Husson holds a B.S. in economics from ESCP-EAP European School of Management and a Master of Public Administration in public finance from Columbia University.
--------------------------------------------------------------------------------


                                                               Annual Report | 5

Performance Summary as of 7/31/06

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

--------------------------------------------------------------------------------
SYMBOL: N/A                                CHANGE         7/31/06        5/24/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                      +$0.19          $10.19         $10.00
--------------------------------------------------------------------------------

PERFORMANCE 1

THE FUND MAY CHARGE A 2% FEE ON SHARES REDEEMED WITHIN SEVEN DAYS OF PURCHASE.

--------------------------------------------------------------------------------
                                                             INCEPTION (5/24/06)
--------------------------------------------------------------------------------
Cumulative Total Return 2                                           +1.90%
--------------------------------------------------------------------------------
Aggregate Total Return 3                                            +1.90%
--------------------------------------------------------------------------------
Value of $50,000 Investment 4                                     $50,950
--------------------------------------------------------------------------------
Aggregate Total Return (6/30/06) 5                                  -0.50%
--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT 1-800/321-8563.

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY VOLATILITY, ECONOMIC INSTABILITY AND SOCIAL AND POLITICAL DEVELOPMENTS OF COUNTRIES WHERE THE FUND INVESTS. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. ALSO, AS A NONDIVERSIFIED INVESTMENT COMPANY, THE FUND MAY INVEST IN A RELATIVELY SMALL NUMBER OF ISSUERS AND, AS A RESULT, BE SUBJECT TO A GREATER RISK OF LOSS WITH RESPECT TO ITS PORTFOLIO SECURITIES.

1. The Fund's manager and administrator agreed in advance to waive a portion of their fees and to make certain payments to reduce expenses. If the manager and administrator had not taken this action, the Fund's total returns would have been lower. The fee waiver is effective through 5/23/07.

2. Cumulative total return represents the change in value of an investment since inception.

3. Aggregate total return represents the change in value of an investment since inception. Because the Fund has existed for less than one year, average annual total returns are not available.

4. This figure represents the value of a hypothetical $50,000 investment in the Fund since inception.

5. In accordance with SEC rules, we provide standardized total return information through the latest calendar quarter.


6 | Annual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases, if applicable, and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) of the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) of the table below can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the Fund's actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                               Annual Report | 7

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES, IF APPLICABLE. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------------------
                                                  BEGINNING                                    EXPENSES PAID
                                                ACCOUNT VALUE            ENDING               DURING PERIOD*
                                               ACTUAL 5/24/06         ACCOUNT VALUE       ACTUAL 5/24/06-7/31/06
                                             HYPOTHETICAL 2/1/06         7/31/06        HYPOTHETICAL 2/1/06-7/31/06
-------------------------------------------------------------------------------------------------------------------
Actual                                              $1,000              $1,019.00                   $2.62
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000              $1,019.34                   $5.51
-------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio, net of expense waivers, of 1.10%, multiplied by the average account value over the period, multiplied by 181/365 (Hypothetical) to reflect the one-half year period. For actual expenses, the multiplier is 86/365 to reflect the number of days since inception.


8 | Annual Report

Franklin Global Trust

FINANCIAL HIGHLIGHTS

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

                                                                    ------------
                                                                    PERIOD ENDED
                                                                      JULY 31,
                                                                       2006 e
                                                                    ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .............................     $10.00
                                                                       ------
Income from investment operations a:

 Net investment income b .........................................       0.08

 Net realized and unrealized gains (losses) ......................       0.11
                                                                       ------
Total from investment operations .................................       0.19
                                                                       ------
Net asset value, end of period ...................................     $10.19
                                                                       ======

Total return c ...................................................       1.90%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ................................     $9,377

Ratios to average net assets:

 Expenses before waiver and payments by affiliate d ..............       4.34%

 Expenses net of waiver and payments by affiliate d ..............       1.10%

 Net investment income d .........................................       4.07%

Portfolio turnover rate ..........................................      38.29%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c     Total return is not annualized for periods less than one year.

d     Annualized.

e     For period May 24, 2006 (commencement of operations) to July 31, 2006.


                                                               Annual Report |
  The accompanying notes are an integral part of these financial statements. | 9

Franklin Global Trust

STATEMENT OF INVESTMENTS, JULY 31, 2006

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND                       COUNTRY        SHARES/WARRANTS         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 53.8%
    COMMON STOCK AND WARRANT (COST $253,250) 2.7%
    Republic of Venezeula, Oil Value Recovery, wts., 4/15/20 .................      Venezuela              7,000         $  253,750
                                                                                                                         ----------

                                                                                                  --------------------
                                                                                                   PRINCIPAL AMOUNT a
                                                                                                  --------------------
    CORPORATE BONDS 17.5%
    ELECTRICAL EQUIPMENT 10.1%
    Elektrownia Turow BV, 9.75%, 3/14/11 .....................................       Poland              650,000 EUR        944,413
                                                                                                                         ----------
    FINANCE 2.1%
  b Sphynx Capital Markets, 10.00%, 5/28/08 ..................................     Ivory Coast           152,449 EUR        194,099
                                                                                                                         ----------
    ROAD & RAIL 5.3%
    Kazakhstan Temir Zholy, 7.00%, 5/11/16 ...................................     Kazakhstan            500,000            499,075
                                                                                                                         ----------
    TOTAL CORPORATE BONDS (COST $1,636,268) ..................................                                            1,637,587
                                                                                                                         ----------
    FOREIGN GOVERNMENT AND AGENCY SECURITIES 33.6%
    Government of Indonesia, 12.00%, 9/15/11 .................................      Indonesia      2,700,000,000 IDR        301,320
  c Government of Iraq, 144A, 5.80%, 1/15/28 .................................        Iraq               500,000            336,875
    Government of Peru, 7.35%, 7/21/25 .......................................        Peru               300,000            304,500
  d Government of Russia, Reg S, 12.75%, 6/24/28 .............................       Russia              225,000            391,359
d,e Government of Serbia, Reg S, FRN, 3.75%, 11/01/24 ........................       Serbia              400,000            349,860
    Government of South Africa, 8.75%, 12/21/14 ..............................    South Africa         2,500,000 ZAR        360,535
  f Mexican Udibonos, Index Linked, 4.50%, 11/22/35 ..........................       Mexico               55,286 g MXN      483,706
    Nota Do Tesouro Nacional, 10.00%, 1/01/14 ................................       Brazil               75,000 h BRL      266,488
  d Republic of El Salvador, Reg S, 7.65%, 6/15/35 ...........................     El Salvador           350,000            354,900
                                                                                                                         ----------
    TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES
      (COST $3,087,995) ......................................................                                            3,149,543
                                                                                                                         ----------
    TOTAL LONG TERM INVESTMENTS (COST $4,977,513) ............................                                            5,040,880
                                                                                                                         ----------

                                                                                                  --------------------
                                                                                                        SHARES
                                                                                                  --------------------
    SHORT TERM INVESTMENTS 12.8%
    MONEY MARKET FUND (COST $502,098) 5.4%
  i Franklin Institutional Fiduciary Trust Money Market Portfolio, 5.00% .....    United States          502,098            502,098
                                                                                                                         ----------


10 | Annual Report

Franklin Global Trust

-----------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND                         COUNTRY      PRINCIPAL AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  REPURCHASE AGREEMENT (COST $698,804) 7.4%
j Joint Repurchase Agreement, 5.247%, 8/01/06
   (Maturity Value $698,906) .................................................    United States   $      698,804         $  698,804
    ABN AMRO Bank, N.V., New York Branch (Maturity Value $63,663)
    Banc of America Securities LLC (Maturity Value $63,663)
    Barclays Capital Inc. (Maturity Value $63,663)
    Bear, Stearns & Co. Inc. (Maturity Value $63,663)
    BNP Paribas Securities Corp. (Maturity Value $63,663)
    Deutsche Bank Securities Inc. (Maturity Value $63,663)
    Greenwich Capital Markets Inc. (Maturity Value $63,663)
    Lehman Brothers Inc. (Maturity Value $62,276)
    Merrill Lynch Government Securities Inc. (Maturity Value $63,663)
    Morgan Stanley & Co. Inc. (Maturity Value $63,663)
    UBS Securities LLC (Maturity Value $63,663)
     Collateralized by U.S. Government Agency Securities, 2.625 - 7.00%,
      8/15/06 - 5/15/13; k U.S. Government Agency Discount Notes, 9/22/06;
      U.S. Treasury Notes, 2.375 - 4.875%, 1/15/11 - 4/05/11
                                                                                                                         ----------
  TOTAL SHORT TERM INVESTMENTS (COST $1,200,902) .............................                                            1,200,902
                                                                                                                         ----------
  TOTAL INVESTMENTS (COST $6,178,415) 66.6% ..................................                                            6,241,782
        NET UNREALIZED GAIN ON FORWARD EXCHANGE CONTRACTS 0.0% l .............                                                5,067
  OTHER ASSETS, LESS LIABILITIES 33.4% .......................................                                            3,130,246
                                                                                                                         ----------
  NET ASSETS 100.0% ..........................................................                                           $9,377,095
                                                                                                                         ==========

CURRENCY ABBREVIATIONS

BRL - Brazilian Real
EUR - Euro
IDR - Indonesian Rupiah
MXN - Mexican Peso
ZAR - South African Rand

SELECTED PORTFOLIO ABBREVIATION

FRN - Floating Rate Note

a     The principal amount is stated in U.S. dollars unless otherwise indicated.

b     See Note 1(d) regarding credit linked notes.

c Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At July 31, 2006, the value of this security was $336,875, representing 3.59% of net assets.

d Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At July 31, 2006 the aggregate value of these securities was $1,096,119, representing 11.69% of net assets.

e     The coupon rate shown represents the rate at period end.

f     Principal amount of security is adjusted for inflation. See Note 1(g).

g     Principal is stated in 100 Peso units.

h     Principal is stated in 100 Real units.

i See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

j     See Note 1(c) regarding joint repurchase agreement.

k     The security is traded on a discount basis with no coupon rate.

l     Rounds to less than 0.1% of net assets.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 11

Franklin Global Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
July 31, 2006

                                                                 ---------------
                                                                    FRANKLIN
                                                                    TEMPLETON
                                                                 EMERGING MARKET
                                                                      DEBT
                                                                  OPPORTUNITIES
                                                                      FUND
                                                                 ---------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers .................................     $5,676,317
  Cost - Sweep Money Fund (Note 7) ............................        502,098
                                                                    ----------
  Total cost of investments ...................................     $6,178,415
                                                                    ==========
  Value - Unaffiliated issuers ................................     $5,739,684
  Value - Sweep Money Fund (Note 7) ...........................        502,098
                                                                    ----------
  Total value of investments ..................................      6,241,782
 Cash .........................................................         28,703
 Foreign currency, at value (cost $641,190) ...................        638,301
 Receivables:
  Capital shares sold .........................................      2,750,000
  Interest ....................................................         75,817
 Unrealized gain on forward exchange contracts (Note 8) .......          5,067
 Offering costs ...............................................         40,414
                                                                    ----------
        Total assets ..........................................      9,780,084
                                                                    ----------
Liabilities:
 Payables:
  Investment securities purchased .............................        350,750
  Affiliates ..................................................             12
  Professional fees ...........................................         27,625
 Accrued expenses and other liabilities .......................         24,602
                                                                    ----------
        Total liabilities .....................................        402,989
                                                                    ----------
          Net assets, at value ................................     $9,377,095
                                                                    ==========
Net assets consist of:
 Paid-in capital ..............................................     $9,247,027
 Undistributed net investment income ..........................         57,088
 Net unrealized appreciation (depreciation) ...................         65,633
 Accumulated net realized gain (loss) .........................          7,347
                                                                    ----------
          Net assets, at value ................................     $9,377,095
                                                                    ==========
Shares outstanding ............................................        920,350
                                                                    ==========
Net asset value and maximum offering price per share a ........     $    10.19
                                                                    ==========

a Redemption price is equal to net asset value less any applicable redemption fees retained by the Fund.


12 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Global Trust

STATEMENT OF OPERATIONS
for the period ended July 31, 2006 a

                                                                                  ---------------
                                                                                     FRANKLIN
                                                                                     TEMPLETON
                                                                                  EMERGING MARKET
                                                                                       DEBT
                                                                                   OPPORTUNITIES
                                                                                       FUND
                                                                                  ---------------
Investment income:
 Dividends from Sweep Money Fund (Note 7) ......................................      $  4,182
 Interest ......................................................................        55,868
                                                                                      --------
        Total investment income ................................................        60,050
                                                                                      --------
Expenses:
 Management fees (Note 3a) .....................................................         8,974
 Administrative fees (Note 3b) .................................................         2,318
 Transfer agent fees (Note 3c) .................................................           104
 Custodian fees (Note 4) .......................................................         1,250
 Reports to shareholders .......................................................           100
 Registration and filing fees ..................................................           930
 Professional fees .............................................................        27,625
 Directors' fees and expenses ..................................................             9
 Amortization of offering costs ................................................         9,086
 Other .........................................................................            50
                                                                                      --------
        Total expenses .........................................................        50,446
        Expenses waived/paid by affiliates (Note 3d) ...........................       (37,667)
                                                                                      --------
          Net expenses .........................................................        12,779
                                                                                      --------
           Net investment income ...............................................        47,271
                                                                                      --------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ..................................................................        19,791
  Foreign currency transactions ................................................        (5,600)
                                                                                      --------
           Net realized gain (loss) ............................................        14,191
                                                                                      --------
 Net change in unrealized appreciation (depreciation) on:
  Investments ..................................................................        68,193
  Translation of assets and liabilities denominated in foreign currencies ......        (2,560)
                                                                                      --------
           Net change in unrealized appreciation (depreciation) ................        65,633
                                                                                      --------
Net realized and unrealized gain (loss) ........................................        79,824
                                                                                      --------
Net increase (decrease) in net assets resulting from operations ................      $127,095
                                                                                      ========

a     For the period May 24, 2006 (commencement of operations) to July 31, 2006.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 13

Franklin Global Trust

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                ---------------
                                                                                                   FRANKLIN
                                                                                                   TEMPLETON
                                                                                                EMERGING MARKET
                                                                                                     DEBT
                                                                                                 OPPORTUNITIES
                                                                                                     FUND
                                                                                                ---------------
                                                                                                 PERIOD ENDED
                                                                                                JULY 31, 2006 a
                                                                                                ---------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .....................................................................      $   47,271
  Net realized gain (loss) from investments and foreign currency transactions ...............          14,191
  Net change in unrealized appreciation (depreciation) on investments and translation
    of assets and liabilities denominated in foreign currencies .............................          65,633
                                                                                                   ----------
        Net increase (decrease) in net assets resulting from operations .....................         127,095
                                                                                                   ----------
 Capital share transactions (Note 2) ........................................................       9,250,000
                                                                                                   ----------
        Net increase (decrease) in net assets ...............................................       9,377,095
Net assets:
 Beginning of period ........................................................................              --
                                                                                                   ----------
 End of period ..............................................................................      $9,377,095
                                                                                                   ==========
Undistributed net investment income included in net assets:
 End of period ..............................................................................      $   57,088
                                                                                                   ==========

a     For the period May 24, 2006 (commencement of operations) to July 31, 2006.


14 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Global Trust

NOTES TO FINANCIAL STATEMENTS

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Global Trust (the Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end investment company, consisting of eight separate series. The Franklin Templeton Emerging Market Debt Opportunities Fund (the Fund) included in this report is non-diversified. The financial statements of the remaining funds in the series are presented separately. Effective May 24, 2006, the Fund commenced operations, offering one class of shares: Advisor Class.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at


                                                              Annual Report | 15

Franklin Global Trust

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. JOINT REPURCHASE AGREEMENT

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the


16 | Annual Report

Franklin Global Trust

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. JOINT REPURCHASE AGREEMENT (CONTINUED)

seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are valued at cost. At July 31, 2006, all repurchase agreements held by the Fund had been entered into on that date.

D. CREDIT LINKED NOTES

The Fund may purchase credit linked notes. Credit linked notes are intended to replicate the economic effects that would apply had the Fund directly purchased the underlying reference asset or basket of assets. The risks of credit linked notes include the potential default of the underlying reference asset, the movement in the value of the currency of the underlying reference asset to the credit linked note, the potential inability of the Fund to dispose of the credit linked note in the normal course of business and the possible inability of the counterparties to fulfill their obligations under the contracts.

E. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.


                                                              Annual Report | 17

Franklin Global Trust

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

G. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Inflation-indexed bonds provide an inflation hedge through periodic increases in the security's interest accruals and principal redemption value, by amounts corresponding to the current rate of inflation. Any such adjustments, including adjustments to principal redemption value, are recorded as interest income.

H. OFFERING COSTS

Offering costs are amortized on a straight line basis over twelve months.

I. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


18 | Annual Report

Franklin Global Trust

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

J. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital. There were no redemption fees for the period.

K. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At July 31, 2006, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                        ------------------------
                                                              PERIOD ENDED
                                                             JULY 31, 2006 a
                                                        ------------------------
                                                          SHARES        AMOUNT
                                                        ------------------------
Shares sold ........................................     920,350      $9,250,000
                                                        ------------------------
Net increase (decrease) ............................     920,350      $9,250,000
                                                        ========================

a     For the period May 24, 2006 (commencement of operations) to July 31, 2006.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or trustees of the following subsidiaries:

-------------------------------------------------------------------------------------------------------
SUBSIDIARY                                                                     AFFILIATION
-------------------------------------------------------------------------------------------------------
Franklin Templeton Investment Management Limited (Investment Management)       Investment manager
Franklin Templeton Services, LLC (FT Services)                                 Administrative manager
Franklin Templeton Investor Services, LLC (Investor Services)                  Transfer agent


                                                              Annual Report | 19

Franklin Global Trust

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Fund pays an investment management fee to Investment Management based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE      NET ASSETS
--------------------------------------------------------------------------------
       0.800%            Up to and including $500 million
       0.700%            Over $500 million, up to and including $1.0 billion
       0.650%            In excess of $1.0 billion

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

C. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $104, of which $26 was retained by Investor Services.

D. VOLUNTARY WAIVER AND EXPENSE REIMBURSEMENTS

FT Services agreed in advance to voluntarily waive administrative fees. Additionally, Investment Management agreed in advance to voluntarily waive management fees and assume payment of other expenses through May 23, 2007. Total expenses waived/paid by FT Services and Investment Management are not subject to reimbursement by the Fund subsequent to the Fund's fiscal year end.

E. OTHER AFFILIATED TRANSACTIONS

At July 31, 2006, Franklin Advisers, Inc. owned 54.33% of the Fund's outstanding shares.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended July 31, 2006, there were no credits used.


20 | Annual Report

Franklin Global Trust

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

5. INCOME TAXES

At July 31, 2006, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments ..............................................   $6,182,275
                                                                     ==========

Unrealized appreciation ..........................................   $   64,882
Unrealized depreciation ..........................................       (5,375)
                                                                     ----------
Net unrealized appreciation (depreciation) .......................   $   59,507
                                                                     ==========

Distributable earnings - undistributed ordinary income ...........   $   73,330
                                                                     ==========

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, offering costs, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended July 31, 2006, aggregated $6,445,918 and $1,498,546, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.


                                                              Annual Report | 21

Franklin Global Trust

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

8. FORWARD EXCHANGE CONTRACTS

At July 31, 2006, the Fund had the following forward exchange contracts outstanding:

---------------------------------------------------------------------------------------------------------------
                                                                                     SETTLEMENT     UNREALIZED
CONTRACTS TO BUY                                                CONTRACT AMOUNT a       DATE        GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------
     247,600          Turkish Lira ..........................       160,000           10/31/06       $      33

---------------------------------------------------------------------------------------------------------------
                                                                                     SETTLEMENT     UNREALIZED
CONTRACTS TO SELL                                               CONTRACT AMOUNT a       DATE        GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------
     292,500          Euro ..................................       381,487           12/01/06       $   5,034
                                                                                                     ---------
Net unrealized gain (loss) on forward exchange contracts ....                                        $   5,067
                                                                                                     =========

a     In U.S. Dollar unless otherwise indicated.

9. CREDIT RISK

The Fund has 5.66% of its portfolio invested in below investment grade and comparable quality unrated high yield securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

10. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

11. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and


22 | Annual Report

Franklin Global Trust

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

11. REGULATORY MATTERS (CONTINUED)

with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop separate plans for the distribution of the respective settlement monies. The CAGO approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement, and in March 2005, the disbursement of monies to the relevant funds in accordance with the terms and conditions of that settlement was completed. The Trust did not participate in the CAGO Settlement.

On June 23, 2006, the SEC approved the IDC's proposed plan of distribution arising from the December 13, 2004 SEC Order and disbursement of the settlement monies to the designated funds in accordance with the terms and conditions of the SEC's order and the plan will be completed in September, 2006. The Trust did not participate in the December 13, 2004 SEC Order.

The IDC has also completed a proposed Plan of Distribution under the August 2, 2004 SEC Order resolving the SEC's market timing investigation and has submitted that plan to the SEC staff, where it is under review. The SEC has announced the following expected schedule with respect to the market timing Plan of
Distribution: "The SEC anticipates that Notice of the Plan will be published on or after September 15, 2006. After publication and comment, the proposed Distribution Plan will be submitted to the SEC for approval. When the SEC approves the proposed Distribution Plan, with modifications as appropriate, distributions will begin pursuant to that Plan. The SEC anticipates the distribution will begin in the fall of 2006."

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.


                                                              Annual Report | 23

Franklin Global Trust

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

12. NEW ACCOUNTING PRONOUNCEMENT

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. We have not yet completed our evaluation of the impact, if any, of adopting FIN 48 on the Trust's financial statements.


24 | Annual Report

Franklin Global Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN GLOBAL TRUST

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Templeton Emerging Market Debt Opportunities Fund (a separate portfolio of Franklin Global Trust, hereafter referred to as the "Fund") at July 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the period May 24, 2006 (commencement of operations) through July 31, 2006, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2006 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
September 15, 2006


                                                              Annual Report | 25

Franklin Global Trust

TAX DESIGNATION (UNAUDITED)

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

Under Section 871(k)(1)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $18,530 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended July 31, 2006.

Under Section 871(k)(2)(C) of the Code, the Fund designates the maximum amount allowable but no less than $7,347 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for fiscal year ended July 31, 2006.


26 | Annual Report

Franklin Global Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                             NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                         LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                    POSITION     TIME SERVED      BY BOARD MEMBER*              OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)        Trustee      Since 2000       139                           Director, Bar-S Foods (meat packing
One Franklin Parkway                                                                       company).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
ROBERT F. CARLSON (1928)       Trustee      Since 2000       56                            None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, senior member and past President, Board of Administration, California Public Employees Retirement Systems
(CALPERS); and FORMERLY, member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of
California; and Chief Counsel, California Department of Transportation.
------------------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (1932)     Trustee      Since 2000       140                           None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)        Trustee      Since 2000       135                           Director, Hess Corporation (formerly,
One Franklin Parkway                                                                       Amerada Hess Corporation) (exploration
San Mateo, CA 94403-1906                                                                   and refining of oil and gas),
                                                                                           H.J. Heinz Company (processed foods
                                                                                           and allied products), RTI International
                                                                                           Metals, Inc. (manufacture and
                                                                                           distribution of titanium), Canadian
                                                                                           National Railway (railroad) and White
                                                                                           Mountains Insurance Group, Ltd.
                                                                                           (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (1929)       Trustee      Since 2000       114                           Director, Center for Creative Land
One Franklin Parkway                                                                       Recycling (redevelopment).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 27

------------------------------------------------------------------------------------------------------------------------------------
                                                             NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                         LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                    POSITION     TIME SERVED      BY BOARD MEMBER*              OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (1928)       Trustee      Since 2000       139                           Director, MedImmune, Inc.
One Franklin Parkway                                                                       (biotechnology), and Overstock.com
San Mateo, CA 94403-1906                                                                   (Internet services); and FORMERLY,
                                                                                           Director, MCI Communication Corporation
                                                                                           (subsequently known as MCI WorldCom,
                                                                                           Inc. and WorldCom, Inc.) (communications
                                                                                           services) (1988-2002), White
                                                                                           Mountains Insurance Group, Ltd.
                                                                                           (holding company) (1987-2004),
                                                                                           Spacehab, Inc. (aerospace services)
                                                                                           (1994-2003) and Martek Biosciences
                                                                                           Corporation (1998-2006).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; Senior business Advisor, Martek Biosciences Corporation (research and development); and FORMERLY,
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company) (2001-2004); Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and President, National Association of
Securities Dealers, Inc. (1970-1987).
------------------------------------------------------------------------------------------------------------------------------------
FRANK A. OLSON (1932)          Trustee      Since 2005       102                           Director, Hess Corporation (formerly,
One Franklin Parkway                                                                       Amerada Hess Corporation) (exploration
San Mateo, CA 94403-1906                                                                   and refining of oil and gas) and
                                                                                           Sentient Jet (private jet service); and
                                                                                           FORMERLY, Director, Becton Dickinson
                                                                                           and Company (medical technology),
                                                                                           Cooper Industries, Inc. (electrical
                                                                                           products and tools and hardware),
                                                                                           Health Net, Inc. (formerly Foundation
                                                                                           Health) (integrated managed care),
                                                                                           The Hertz Corporation, Pacific
                                                                                           Southwest Airlines, the RCA
                                                                                           Corporation, Unicom (formerly,
                                                                                           Commonwealth Edison), UAL
                                                                                           Corporation (airlines) and White
                                                                                           Mountains Insurance Group, Ltd.
                                                                                           (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
------------------------------------------------------------------------------------------------------------------------------------
JOHN B. WILSON (1959)          Trustee      Since February   38                            None
One Franklin Parkway                        2006
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President - Finance Strategy, Staples, Inc. (office supplies) (1992-1996); Executive Vice President - Corporate
Planning, Northwest Airlines, Inc. (airlines) (1990-1992); Vice President and Partner, Bain & Company (1986-1990).
------------------------------------------------------------------------------------------------------------------------------------


28 | Annual Report

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                             NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                    LENGTH OF             FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION            TIME SERVED           BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**HARMON E. BURNS (1945)           Trust and Vice      Since 2000            21                          None
One Franklin Parkway               President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)        Trustee and         Since 2000            139                         None
One Franklin Parkway               Chairman of
San Mateo, CA 94403-1906           the Board

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR. (1940)    Trustee,            Trustee and           123                         None
One Franklin Parkway               President and       President since
San Mateo, CA 94403-1906           Chief               2000 and Chief
                                   Executive           Executive Officer -
                                   Officer             Investment
                                   - Investment        Management
                                   Management          since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and
officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)              Chief               Chief Compliance      Not Applicable              Not Applicable
One Franklin Parkway               Compliance          Officer since 2004
San Mateo, CA 94403-1906           Officer and         and Vice
                                   Vice President      President - AML
                                   - AML               Compliance since
                                   Compliance          February 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
LAURA FERGERSON (1962)             Treasurer           Since 2004            Not Applicable              Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 31 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 29

------------------------------------------------------------------------------------------------------------------------------------
                                                                             NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                    LENGTH OF             FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION            TIME SERVED           BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)            Senior Vice         Since 2002            Not Applicable              Not Applicable
500 East Broward Blvd.             President and
Suite 2100                         Chief
Fort Lauderdale, FL 33394-3091     Executive
                                   Officer -
                                   Finance and
                                   Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)               Vice President      Since 2000            Not Applicable              Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (1947)            Vice President      Since 2000            Not Applicable              Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC,
Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin
Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin
Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant
and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange
Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts)
(until 1979).
------------------------------------------------------------------------------------------------------------------------------------
EDWARD B. JAMIESON (1948)          Vice President      Since 2000            Not Applicable              Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Franklin Advisers, Inc.; officer and/or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of four of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
CHRISTOPHER J. MOLUMPHY (1962)     Vice President      Since 2000            Not Applicable              Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President, Franklin Adviser, Inc.; and officer of six of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


30 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                             NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                    LENGTH OF             FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION           TIME SERVED           BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
KAREN L. SKIDMORE (1952)            Vice President     Vice President        Not Applicable              Not Applicable
One Franklin Parkway                and Secretary      since March 2006
San Mateo, CA 94403-1906                               and Secretary
                                                       since May 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Templeton Funds Annuity Company;
and officer of 31 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)               Vice President      Since October         Not Applicable              Not Applicable
One Franklin Parkway                                   2005
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company
Institute (ICI) (1997-2004).
------------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)             Chief Financial     Since 2004            Not Applicable              Not Applicable
500 East Broward Blvd.             Officer and
Suite 2100 Fort Lauderdale, FL     Chief
33394-3091                         Accounting
                                   Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 47 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and
1991-2004).
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor. Harmon E. Burns is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and directors of Resources.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE TRUST TO DISCLOSE WHETHER THE TRUST'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE TRUST'S BOARD OF TRUSTEES HAVE DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECT OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE TRUST'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPALS AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE TRUST'S, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/845-4514 TO REQUEST THE SAI.


                                                              Annual Report | 31

Franklin Global Trust

SHAREHOLDER INFORMATION

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 28, 2006, the Board of Trustees ("Board"), including a majority of non-interested or independent Trustees, approved the investment management agreement for the newly created Fund, Franklin Templeton Emerging Market Debt Opportunities Fund. In approving such agreement, the Board took into account the background and experience of proposed portfolio managers, estimated expenses in comparison to other funds deemed comparable, breakpoints provided under such agreements, and expense limitations agreed to by management.

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures ("Policies") that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


32 | Annual Report

     [LOGO](R)                  FRANKLIN TEMPLETON INSTITUTIONAL
FRANKLIN TEMPLETON
   INSTITUTIONAL                600 Fifth Avenue
                                New York, NY 10020

ANNUAL REPORT

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

INVESTMENT MANAGER

Franklin Templeton Investment Management Limited

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
One Franklin Parkway
San Mateo, CA 94403-1906

FRANKLIN TEMPLETON INSTITUTIONAL SERVICES

1-800/321-8563
franklintempletoninstitutional.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

699 A2006 09/06









                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                      ANNUAL REPORT | 07 31 2006
--------------------------------------------------------------------------------

THE EXPERTISE OF MANY. THE STRENGTH OF ONE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          FRANKLIN GLOBAL TRUST
--------------------------------------------------------------------------------


                                          Franklin Templeton High Income Fund
                                          (formerly, Fiduciary High Income Fund)




                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                  INSTITUTIONAL

                        FRANKLIN o TEMPLETON o FIDUCIARY

 CONTENTS

 ANNUAL REPORT

 Franklin Templeton High Income Fund ......................................    1

 Performance Summary ......................................................    5

 Your Fund's Expenses .....................................................    7

 Financial Highlights and Statement of Investments ........................    9

 Financial Statements .....................................................   14

 Notes to Financial Statements ............................................   17

 Report of Independent Registered Public Accounting Firm ..................   25

 Tax Designation ..........................................................   26

 Board Members and Officers ...............................................   27

 Shareholder Information ..................................................   32

--------------------------------------------------------------------------------

ANNUAL REPORT

FRANKLIN TEMPLETON HIGH INCOME FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Templeton High Income Fund (formerly, Fiduciary High Income Fund) seeks total return by investing primarily in debt securities offering high yield and expected total return. The Fund may invest up to 100% of its assets in high yield, lower quality debt securities.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT 1-800/321-8563 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This annual report for Franklin Templeton High Income Fund covers the fiscal year ended July 31, 2006. Effective April 17, 2006, the Fund's name changed from Fiduciary High Income Fund. The Fund's investment goal and main investments remain the same.

PERFORMANCE OVERVIEW

Franklin Templeton High Income Fund posted a +3.61% cumulative total return for the 12 months ended July 31, 2006. The Fund underperformed its benchmark, the Credit Suisse High Yield Index - Developed Countries Only, which returned +4.32% during the same period. 1 You can find more of the Fund's performance data in the Performance Summary beginning on page 5.

1. Source: Credit Suisse. The Credit Suisse High Yield Index - Developed Countries Only is designed to mirror the investible universe of the U.S. dollar denominated high yield debt market. The index is unmanaged and includes reinvestment of any income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 10.


--------------------------------------------------------------------------------

              -----------------------------------------------------
              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
              -----------------------------------------------------

                                                               Annual Report | 1

PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 7/31/06

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

          Consumer Services                                      17.6%
          Process Industries                                     10.9%
          Communications                                          9.3%
          Consumer Durables                                       7.6%
          Utilities                                               7.4%
          Energy Minerals                                         6.2%
          Health Services                                         6.2%
          Producer Manufacturing                                  6.0%
          Commercial Services                                     5.7%
          Industrial Services                                     5.3%
          Electronic Technology                                   4.1%
          Consumer Non-Durables                                   3.9%
          Retail Trade                                            2.1%
          Other                                                   5.3%
          Short-Term Investments & Other Net Assets               2.4%

ECONOMIC AND MARKET OVERVIEW

The U.S. economy continued to grow at a healthy pace during year under review, although the pace in the second quarter of 2006 slowed from the first quarter's 5.6% annualized rate. Overall, several factors contributed to real growth. During most of the reporting period, labor markets improved, indicated by nonfarm payroll data and the unemployment rate. Rising personal income also helped support consumer spending increases. Business spending and productivity also rose for most of the period. However, late in the period, the economy experienced rising inflation pressures, largely due to high energy prices and increasing labor costs. In addition, productivity growth and the pace of business spending slowed.

Oil prices reached a historical high during the year, which contributed to the rise in headline, or overall, inflation. Core inflation, which excludes food and energy costs, remained more contained but nonetheless began to experience some upward pressure. For example, while July's headline Consumer Price Index (CPI) reported a 12-month rise of 4.1%, core CPI increased 2.7%. 2

Several times during the period the Federal Reserve Board acknowledged the economy's strength as well as the potential inflationary pressure from high energy prices. By period-end it had raised the federal funds target rate to 5.25% and indicated its next moves would be highly dependent on forthcoming economic data. The 10-year Treasury note yield rose from 4.28% at the beginning of the period to 4.99% on July 31, 2006, as some inflationary concerns began to affect intermediate- and long-maturity Treasuries.

Overall, the past year was a relatively benign period for the high yield market. Corporate earnings were healthy, which supported corporate liquidity, credit quality and balance sheets. Consequently, high yield default rates remained below historical averages. However, technical factors were somewhat negative for high yield corporate bonds during the period. For example, dedicated high yield mutual funds experienced cash outflows. In addition, lower rated new issue supply, from leveraged buyout and mergers and acquisitions (M&A) transactions, represented a larger proportion of overall high yield new issuance. Lastly, rising intermediate-term interest rates constrained the high yield sector's returns, although higher yielding corporates remained less sensitive to short-term interest rate movements than many other fixed income sectors. Overall, the high yield corporate market, as measured by the Credit Suisse High Yield Index - Developed Countries Only delivered a +4.32% return, outperforming most other fixed income sectors.1 Even though yield

2.    Source: Bureau of Labor Statistics.


2 | Annual Report
spreads over Treasuries modestly widened over the past year, the yield provided by these bonds, as well as the low level of newly defaulted debt, drove the sector's relative outperformance.

INVESTMENT STRATEGY

We are research driven, fundamental investors who rely on a team of analysts to provide in-depth industry expertise, using both qualitative and quantitative analysis to evaluate companies. As bottom-up investors, we focus primarily on individual securities. In selecting securities for the Fund's investment portfolio, we do not rely principally on the ratings assigned by rating agencies; we perform our own independent investment analysis to evaluate the creditworthiness of the issuer.

In addition to our fundamental analysis, yield and expected return are also considered in selecting securities. We focus primarily on individual securities but also consider industry sectors. Because issuers of high yield bonds tend to be heavily represented in particular sectors, the Fund may, from time to time, have significant investments in one or more sectors.

MANAGER'S DISCUSSION

In terms of Fund performance versus its benchmark, certain industry weightings' negative impact offset individual security selections' contribution to Fund returns. Additionally, as high yield market valuations remained expensive compared with the longer-term average (and hit historically tight spread levels in spring 2006), we positioned the Fund with a somewhat higher credit quality given the relatively low additional yield provided by lower-rated issuers. However, during the year under review, the high yield market's lower-rated tier outperformed better-rated sectors, which also dampened relative Fund performance.

Focusing on industry positioning, certain industries positively contributed to relative Fund performance. For example, the Fund's overweighted position in wireline and wireless communications benefited Fund performance as that broad industry outperformed the overall high yield market. 3 Certain issuers improved their credit profiles with debt repayments, and industry M&A activity supported asset valuations in a competitive operating landscape. The Fund's overweighted positions in the manufacturing and industrial industries also positively impacted performance as a strengthening global economy supported operating performance for many issues. 4

TOP 10 HOLDINGS
7/31/06

--------------------------------------------------------------------------------
ISSUER                                                               % OF TOTAL
SECTOR/INDUSTRY                                                      NET ASSETS
--------------------------------------------------------------------------------
General Motors/General Motors
Acceptance Corp.                                                            2.6%
   CONSUMER DURABLES
--------------------------------------------------------------------------------
Chesapeake Energy Corp.                                                     2.0%
   ENERGY MINERALS
--------------------------------------------------------------------------------
MGM MIRAGE Inc.                                                             2.0%
   CONSUMER SERVICES
--------------------------------------------------------------------------------
El Paso Corp.                                                               1.8%
   INDUSTRIAL SERVICES
--------------------------------------------------------------------------------
SunGard Data Systems Inc.                                                   1.8%
   TECHNOLOGY SERVICES
--------------------------------------------------------------------------------
Charter Communications                                                      1.8%
   CONSUMER SERVICES
--------------------------------------------------------------------------------
Ford Motor Credit Co.                                                       1.7%
   CONSUMER DURABLES
--------------------------------------------------------------------------------
Dex Media West LLC                                                          1.5%
   COMMERCIAL SERVICES
--------------------------------------------------------------------------------
Case New Holland Inc.                                                       1.5%
   PRODUCER MANUFACTURING
--------------------------------------------------------------------------------
Reynolds American Inc.                                                      1.4%
   CONSUMER NON-DURABLES
--------------------------------------------------------------------------------

3. Wireline and wireless communications holdings are in the communications sector in the SOI.

4. Manufacturing holdings are in the producer manufacturing sector in the SOI. Industrial holdings are in the industrial services and commercial services sectors in the SOI.

                                                               Annual Report | 3

On the other hand, the Fund's overweighted position in the health care industry's acute care segment hindered performance during the period.5 In particular, the proposed leveraged buyout of hospital operator HCA pressured prices not just for bonds issued by HCA but for those of other hospital operators as well. Also within health care, the Fund's lack of exposure to the medical products segment impeded relative performance as certain issues rebounded due to improving outlooks. Lastly, the Fund's overweighted pay television exposure constrained performance during the period given lower yields and greater interest-rate sensitivity of certain pay satellite issuers, as well as the competitive operating landscape for cable and satellite providers.6

Thank you for your continued participation in Franklin Templeton High Income Fund. We look forward to serving your future investment needs.




[PHOTO OMITTED]         /s/ Christopher J. Molumphy

                        Christopher J. Molumphy, CFA Executive Vice President Portfolio Manager Franklin Advisers, Inc.

[PHOTO OMITTED]         /s/ Eric G. Takaha

                        Eric G. Takaha, CFA Senior Vice President Portfolio Manager Franklin Advisers, Inc.

5.    Health care holdings are in the health services sector in the SOI.

6.    Pay television holdings are in the consumer services sector in the SOI.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JULY 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


4 | Annual Report

PERFORMANCE SUMMARY AS OF 7/31/06

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.


PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
SYMBOL: N/A                                       CHANGE     7/31/06     7/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                             -$0.63      $9.95      $10.58
--------------------------------------------------------------------------------
DISTRIBUTIONS (8/1/05-7/31/06)
--------------------------------------------------------------------------------
Dividend Income                      $0.7486
--------------------------------------------------------------------------------
Short-term Capital Gain              $0.1355
--------------------------------------------------------------------------------
Long-term Capital Gain               $0.1062
--------------------------------------------------------------------------------
    TOTAL                            $0.9903
--------------------------------------------------------------------------------


PERFORMANCE 1

---------------------------------------------------------------------------------------------------
                                                                    1-YEAR      INCEPTION (8/25/03)
---------------------------------------------------------------------------------------------------
Cumulative Total Return 2                                           +3.61%            +31.57%
---------------------------------------------------------------------------------------------------
Average Annual Total Return 3                                       +3.61%            +9.80%
---------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (6/30/06) 4                                  +4.46%            +9.79%
---------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT 1-800/321-8563.


                                                               Annual Report | 5

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT 1

The graph below illustrates the hypothetical investment of $10,000 in Franklin Templeton High Income Fund from inception on 8/25/03 through 7/31/06, compared with the CS High Yield Index - Developed Countries Only. Total return represents the change in value of an investment over the periods shown. It includes Fund expenses, account fees and reinvested distributions. The index is unmanaged and includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.


AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------------------------------------------
                                                                         7/31/06
--------------------------------------------------------------------------------
 1-Year                                                                   +3.61%
--------------------------------------------------------------------------------
 Since Inception (8/25/03)                                                +9.80%
--------------------------------------------------------------------------------


[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                 Franklin Templeton High Income Fund   CSFB High Yield (Developed Countries) Index
Inception Date                25-Aug-03                                 25-Aug-03
                                 Net                                      Gross
Calendar Month                  4469                                     BM0823
                                ----                                     ------
    Aug-03                   10,000.00                                 10,000.00
    Aug-03                   10,080.00                                 10,075.40
    Sep-03                   10,343.65                                 10,353.59
    Oct-03                   10,559.16                                 10,568.12
    Nov-03                   10,732.65                                 10,709.62
    Dec-03                   10,986.48                                 10,960.23
    Jan-04                   11,216.83                                 11,173.29
    Feb-04                   11,197.93                                 11,171.58
    Mar-04                   11,261.60                                 11,237.92
    Apr-04                   11,200.13                                 11,226.91
    May-04                   10,998.91                                 11,054.23
    Jun-04                   11,161.92                                 11,222.66
    Jul-04                   11,352.53                                 11,362.37
    Aug-04                   11,598.60                                 11,543.94
    Sep-04                   11,781.87                                 11,717.67
    Oct-04                   12,071.11                                 11,919.64
    Nov-04                   12,156.62                                 12,067.67
    Dec-04                   12,319.15                                 12,248.58
    Jan-05                   12,323.40                                 12,241.40
    Feb-05                   12,560.15                                 12,403.14
    Mar-05                   12,168.68                                 12,104.63
    Apr-05                   12,033.29                                 11,978.96
    May-05                   12,297.65                                 12,123.81
    Jun-05                   12,491.89                                 12,326.59
    Jul-05                   12,698.42                                 12,496.16
    Aug-05                   12,697.82                                 12,560.06
    Sep-05                   12,563.00                                 12,429.66
    Oct-05                   12,493.87                                 12,311.66
    Nov-05                   12,669.54                                 12,394.41
    Dec-05                   12,807.05                                 12,497.14
    Jan-06                   12,959.57                                 12,656.11
    Feb-06                   13,088.27                                 12,780.72
    Mar-06                   13,128.39                                 12,875.70
    Apr-06                   13,175.34                                 12,962.36
    May-06                   13,111.74                                 12,996.64
    Jun-06                   13,048.79                                 12,926.70
    Jul-06                   13,156.55                                 13,036.30

ENDNOTES

INTEREST RATE MOVEMENTS WILL AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS THE PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE RISKS ASSOCIATED WITH HIGHER-YIELDING, LOWER-RATED SECURITIES INCLUDE HIGHER RISK OF DEFAULT AND LOSS OF PRINCIPAL. THE FUND'S INVESTMENTS IN FOREIGN COUNTRIES, INCLUDING EMERGING MARKETS, CAN INVOLVE SPECIAL RISKS INCLUDING CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.


1. The Fund's manager and administrator agreed in advance to waive a portion of their fees and to make certain payments to reduce expenses. If the manager and administrator had not taken this action, the Fund's total returns would have been lower. The fee waiver may be discontinued at any time, upon notice to the Fund's Board of Trustees.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Source: Credit Suisse. The Credit Suisse High Yield Index - Developed Countries Only is designed to mirror the investible universe of the U.S. dollar denominated high yield debt market.

6 | Annual Report

YOUR FUND'S EXPENSES

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) of the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) of table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the Fund's actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

                                                               Annual Report | 7

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                             VALUE 2/1/06      VALUE 7/31/06    PERIOD* 2/1/06-7/31/06
------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $1,015.20               $2.50
------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,022.32               $2.51
------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio, net of expense waivers, of 0.50%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.



8 | Annual Report

FRANKLIN GLOBAL TRUST

FINANCIAL HIGHLIGHTS


FRANKLIN TEMPLETON HIGH INCOME FUND

                                                       ----------------------------------
                                                               YEAR ENDED JULY 31,
                                                        2006          2005         2004 e
                                                       ----------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............      $10.58        $10.51        $10.00
                                                       ----------------------------------
Income from investment operations a:

 Net investment income b ........................        0.73          0.75          0.72

 Net realized and unrealized gains (losses) .....       (0.37)         0.45          0.61
                                                       ----------------------------------
Total from investment operations ................        0.36          1.20          1.33
                                                       ----------------------------------

Less distributions from:

 Net investment income ..........................       (0.75)        (0.78)        (0.77)

 Net realized gains .............................       (0.24)        (0.35)        (0.05)
                                                       ----------------------------------
Total distributions .............................       (0.99)        (1.13)        (0.82)
                                                       ----------------------------------
Net asset value, end of year ....................      $ 9.95        $10.58        $10.51
                                                       ==================================
Total return c ..................................        3.61%        11.86%        13.53%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .................      $7,069        $8,161        $7,337

Ratios to average net assets:

 Expenses before waiver and payments by affiliate        1.33%         1.31%         1.36% f

 Expenses net of waiver and payments by affiliate        0.50% d       0.50% d       0.50% f

 Net investment income ..........................        7.13%         7.07%         7.33% f

Portfolio turnover rate .........................       54.31%        53.77%        82.00%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c     Total return is not annualized for periods less than one year.

d     Benefit of expense reduction rounds to less than 0.01%.

e     For the period August 25, 2003 (commencement of operations) to July 31,
      2004.

f     Annualized.


  Annual Report | The accompanying notes are an integral part of these financial statements. 9

FRANKLIN GLOBAL TRUST

STATEMENT OF INVESTMENTS, JULY 31, 2006

--------------------------------------------------------------------------------------------------------------------------
  FRANKLIN TEMPLETON HIGH INCOME FUND                                       COUNTRY       PRINCIPAL AMOUNT a      VALUE
--------------------------------------------------------------------------------------------------------------------------
  CORPORATE BONDS 97.6%
  COMMERCIAL SERVICES 5.7%
  Dex Media West LLC, senior sub. note, 9.875%, 8/15/13 ..............   United States        $   100,000      $   108,250
  Iron Mountain Inc., senior sub. note, 8.75%, 7/15/18 ...............   United States             75,000           76,500
  JohnsonDiversey Inc., senior sub. note, B, 9.625%, 5/15/12 .........   United States             75,000           74,625
  Lamar Media Corp., senior sub. note, 7.25%, 1/01/13 ................   United States             50,000           49,375
  United Rentals North America Inc., senior sub. note, 7.75%, 11/15/13   United States            100,000           95,750
                                                                                                               -----------
                                                                                                                   404,500
                                                                                                               -----------
  COMMUNICATIONS 9.3%
  Dobson Cellular Systems Inc., senior secured note, 9.875%, 11/01/12    United States             75,000           80,250
  Inmarsat Finance II PLC, senior note, zero cpn. to 11/15/08,
    10.375% thereafter, 11/15/12 .....................................   United Kingdom           100,000           86,000
  Intelsat Bermuda Ltd., senior note, 8.25%, 1/15/13 .................      Bermuda                75,000           73,688
  Millicom International Cellular SA, senior note, 10.00%, 12/01/13 ..     Luxembourg              75,000           80,625
  Qwest Communications International Inc., senior note, 7.50%, 2/15/14   United States            100,000           98,500
  Rogers Wireless Inc., senior secured note, 7.25%, 12/15/12 .........       Canada                75,000           76,312
b Wind Acquisition Finance SA, senior note, 144A, 10.75%, 12/01/15 ...       Italy                 75,000           81,187
b Windstream Corp., senior note, 144A, 8.625%, 8/01/16 ...............   United States             75,000           78,375
                                                                                                               -----------
                                                                                                                   654,937
                                                                                                               -----------
  CONSUMER DURABLES 7.6%
b Beazer Homes USA Inc., senior note, 144A, 8.125%, 6/15/16 ..........   United States             75,000           71,625
  Ford Motor Credit Co., 5.625%, 10/01/08 ............................   United States            125,000          117,450
  General Motors Acceptance Corp., 6.875%, 8/28/12 ...................   United States            150,000          144,936
  General Motors Corp., senior deb., 8.25%, 7/15/23 ..................   United States             50,000           41,500
  Jostens IH Corp., senior sub. note, 7.625%, 10/01/12 ...............   United States             75,000           73,031
  KB Home, senior note, 6.25%, 6/15/15 ...............................   United States            100,000           88,432
                                                                                                               -----------
                                                                                                                   536,974
                                                                                                               -----------
  CONSUMER NON-DURABLES 3.9%
b Reynolds American Inc., 144A, 7.625%. 6/01/16 ......................   United States            100,000          102,322
  Smithfield Foods Inc., senior note, 7.00%, 8/01/11 .................   United States            100,000           99,250
  Spectrum Brands Inc., senior sub. note, 7.375%, 2/01/15 ............   United States            100,000           75,750
                                                                                                               -----------
                                                                                                                   277,322
                                                                                                               -----------
  CONSUMER SERVICES 17.6%
c Adelphia Communications Corp., senior note, 10.875%, 10/01/10 ......   United States             50,000           29,500
  AMC Entertainment Inc., senior sub. note, 9.875%, 2/01/12 ..........   United States             75,000           76,031
  Boyd Gaming Corp., senior sub. note, 6.75%, 4/15/14 ................   United States             75,000           70,688
  CanWest Media Inc., senior sub. note, 8.00%, 9/15/12 ...............       Canada                75,000           73,500
  CCH I LLC, senior secured note, 11.00%, 10/01/15 ...................   United States             25,000           22,563
  CCH II LLC, senior note, 10.25%, 9/15/10 ...........................   United States            100,000          101,500
  CSC Holdings Inc., senior deb., 7.625%, 7/15/18 ....................   United States             50,000           49,875
  DIRECTV Holdings LLC, senior note, 8.375%, 3/15/13 .................   United States             50,000           52,625
  EchoStar DBS Corp., senior note, 6.375%, 10/01/11 ..................   United States            100,000           98,000
  Liberty Media Corp., senior note, 5.70%, 5/15/13 ...................   United States            100,000           93,185
  LIN Television Corp., senior sub. note, 6.50%, 5/15/13 .............   United States             75,000           68,719
  MGM MIRAGE Inc., senior note, 6.625%, 7/15/15 ......................   United States            150,000          142,312
  Pinnacle Entertainment Inc., senior sub. note, 8.75%, 10/01/13 .....   United States             75,000           79,312


10 | Annual Report

FRANKLIN GLOBAL TRUST

-------------------------------------------------------------------------------------------------------------------------
  FRANKLIN TEMPLETON HIGH INCOME FUND                                        COUNTRY       PRINCIPAL AMOUNT a    VALUE
-------------------------------------------------------------------------------------------------------------------------
  CORPORATE BONDS (CONTINUED)
  CONSUMER SERVICES (CONTINUED)
  Quebecor Media Inc., senior note, 7.75%, 3/15/16 ....................      Canada           $    75,000      $   74,063
  Radio One Inc., senior sub. note, 6.375%, 2/15/13 ...................   United States            50,000          45,875
  Royal Caribbean Cruises Ltd., senior deb., 7.25%, 3/15/18 ...........   United States            75,000          73,426
  Station Casinos Inc., senior sub. note, 6.875%, 3/01/16 .............   United States           100,000          92,500
                                                                                                               ----------
                                                                                                                1,243,674
                                                                                                               ----------
  ELECTRONIC TECHNOLOGY 4.1%
  DRS Technologies Inc., senior sub. note, 7.625%, 2/01/18 ............   United States            75,000          75,188
  L-3 Communications Corp., senior sub. note, 5.875%, 1/15/15 .........   United States           100,000          94,250
  Sanmina-SCI Corp., senior sub. note, 6.75%, 3/01/13 .................   United States            50,000          48,000
b Solectron Global Finance Ltd., senior sub. note, 144A, 8.00%, 3/15/16   United States            75,000          73,031
                                                                                                               ----------
                                                                                                                  290,469
                                                                                                               ----------
  ENERGY MINERALS 6.2%
  Chesapeake Energy Corp., senior note,
    7.625%, 7/15/13 ...................................................   United States            50,000          51,063
    6.25%, 1/15/18 ....................................................   United States           100,000          92,375
b Mariner Energy Inc., senior note, 144A, 7.50%, 4/15/13 ..............   United States            75,000          72,750
  Massey Energy Co., senior note, 6.875%, 12/15/13 ....................   United States            75,000          69,562
  Plains Exploration & Production Co., senior note, 7.125%, 6/15/14 ...   United States            75,000          74,625
b Pogo Producing Co., senior sub. note, 144A, 7.875%, 5/01/13 .........   United States            75,000          76,687
                                                                                                               ----------
                                                                                                                  437,062
                                                                                                               ----------
  HEALTH SERVICES 6.2%
  DaVita Inc., senior sub. note, 7.25%, 3/15/15 .......................   United States            75,000          72,094
  Fresenius Medical Care Capital Trust II, 7.875%, 2/01/08 ............      Germany               75,000          75,000
  HCA Inc., senior note, 8.75%, 9/01/10 ...............................   United States           100,000         101,000
  Tenet Healthcare Corp., senior note, 6.375%, 12/01/11 ...............   United States           100,000          86,250
  United Surgical Partners International Inc., senior sub. note,
    10.00%, 12/15/11 ..................................................   United States            50,000          53,437
  Vanguard Health Holding Co. II LLC, senior sub. note, 9.00%, 10/01/14   United States            50,000          48,625
                                                                                                               ----------
                                                                                                                  436,406
                                                                                                               ----------
  INDUSTRIAL SERVICES 5.3%
  Allied Waste North America Inc., senior secured note, B,
    5.75%, 2/15/11 ....................................................   United States            75,000          71,250
  Copano Energy LLC, senior note, 8.125%, 3/01/16 .....................   United States            75,000          75,750
  El Paso Corp., senior note, 7.875%, 6/15/12 .........................   United States           100,000         102,750
  El Paso Natural Gas Co., senior note, A, 7.625%, 8/01/10 ............   United States            25,000          25,563
  Hanover Compressor Co., senior note, 7.50%, 4/15/13 .................   United States            50,000          50,000
  Markwest Energy Partners LP, senior note, 6.875%, 11/01/14 ..........   United States            50,000          46,500
                                                                                                               ----------
                                                                                                                  371,813
                                                                                                               ----------
  NON-ENERGY MINERALS 1.4%
b Novelis Inc., senior note, 144A, 7.25%, 2/15/15 .....................      Canada               100,000          97,250
                                                                                                               ----------
  PROCESS INDUSTRIES 10.9%
  Abitibi-Consolidated Co. of Canada, senior note, 8.375%, 4/01/15 ....      Canada                50,000          45,938
b Basell AF SCA, senior note, 144A, 8.375%, 8/15/15 ...................      Germany               75,000          73,219
  BCP Crystal Holdings Corp., senior sub. note, 9.625%, 6/15/14 .......   United States            75,000          80,906


                                                              Annual Report | 11

FRANKLIN GLOBAL TRUST

------------------------------------------------------------------------------------------------------------------------
    FRANKLIN TEMPLETON HIGH INCOME FUND                                     COUNTRY       PRINCIPAL AMOUNT a     VALUE
------------------------------------------------------------------------------------------------------------------------
    CORPORATE BONDS (CONTINUED)
    PROCESS INDUSTRIES (CONTINUED)
    Buckeye Technologies Inc., senior sub. note, 8.00%, 10/15/10 ......  United States        $   50,000      $   47,875
  b Crown Americas Inc., senior note, 144A, 7.75%, 11/15/15 ...........  United States            75,000          74,344
    Graphic Packaging International Corp., senior note, 8.50%, 8/15/11   United States            75,000          75,750
    JSG Funding PLC, senior sub. note, 7.75%, 4/01/15 .................     Ireland               75,000          68,813
    Nalco Co., senior sub. note, 8.875%, 11/15/13 .....................  United States           100,000         101,500
    Owens-Brockway Glass Container Inc., senior note, 6.75%, 12/01/14 .  United States            75,000          70,687
    Rhodia SA, senior note, 10.25%, 6/01/10 ...........................      France               75,000          81,562
b,d Verso Paper Holdings LLC, senior secured note, 144A,
    9.125%, 8/01/14 ...................................................  United States            50,000          50,250
                                                                                                              ----------
                                                                                                                 770,844
                                                                                                              ----------
    PRODUCER MANUFACTURING 6.0%
    Case New Holland Inc., senior note, 9.25%, 8/01/11 ................  United States           100,000         105,875
    Commercial Vehicle Group Inc., senior note, 8.00%, 7/01/13 ........  United States            75,000          71,531
  b Invensys PLC, senior note, 144A, 9.875%, 3/15/11 ..................  United Kingdom           44,000          47,520
    Nortek Inc., senior sub. note, 8.50%, 9/01/14 .....................  United States            75,000          70,500
  b RBS Global & Rexnord Corp., senior note, 144A, 9.50%, 8/01/14 .....  United States            75,000          75,375
    TRW Automotive Inc., senior note, 9.375%, 2/15/13 .................  United States            50,000          53,375
                                                                                                              ----------
                                                                                                                 424,176
                                                                                                              ----------
    REAL ESTATE DEVELOPMENT 0.7%
    Forest City Enterprises Inc., senior note, 7.625%, 6/01/15 ........  United States            50,000          50,500
                                                                                                              ----------
    REAL ESTATE INVESTMENT TRUST 1.4%
    Host Marriott LP, senior note, K, 7.125%, 11/01/13 ................  United States           100,000         100,625
                                                                                                              ----------
    RETAIL TRADE 2.1%
    GSC Holdings Corp., senior note, 8.00%, 10/01/12 ..................  United States            75,000          76,500
    Rite Aid Corp., senior note, 9.25%, 6/01/13 .......................  United States            75,000          73,875
                                                                                                              ----------
                                                                                                                 150,375
                                                                                                              ----------
    TECHNOLOGY SERVICES 1.8%
    SunGard Data Systems Inc.,
      senior note, 9.125%, 8/15/13 ....................................  United States           100,000         102,625
      senior sub note, 10.25%, 8/15/15 ................................  United States            25,000          25,469
                                                                                                              ----------
                                                                                                                 128,094
                                                                                                              ----------
    UTILITIES 7.4%
  b Allegheny Energy Supply Co. LLC, 144A, 8.25%, 4/15/12 .............  United States            75,000          80,250
    Aquila Inc., senior note, 9.95%, 2/01/11 ..........................  United States            50,000          55,192
  b Dynegy Holdings Inc., senior note, 144A, 8.375%, 5/01/16 ..........  United States            75,000          74,062
    Midwest Generation LLC, senior secured note, 8.75%, 5/01/34 .......  United States            50,000          53,437
  b Mirant North America LLC, senior note, 144A, 7.375%, 12/31/13 .....  United States            75,000          72,469
    NRG Energy Inc., senior note, 7.375%, 2/01/16 .....................  United States           100,000          98,000
    TXU Corp., senior note, 5.55%, 11/15/14 ...........................  United States           100,000          91,848
                                                                                                              ----------
                                                                                                                 525,258
                                                                                                              ----------
    TOTAL CORPORATE BONDS (COST $6,988,084) ...........................                                        6,900,279
                                                                                                              ----------


12 | Annual Report

FRANKLIN GLOBAL TRUST

-------------------------------------------------------------------------------------------------------------
  FRANKLIN TEMPLETON HIGH INCOME FUND                                       COUNTRY      SHARES      VALUE
-------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENT (COST $114,958) 1.6%
  MONEY MARKET FUND 1.6%
e Franklin Institutional Fiduciary Trust Money Market Portfolio, 5.00%   United States   114,958   $  114,958
                                                                                                   ----------
  TOTAL INVESTMENTS (COST $7,103,042) 99.2% ..........................                              7,015,237
  OTHER ASSETS, LESS LIABILITIES 0.8% ................................                                 53,804
                                                                                                   ----------
  NET ASSETS 100.0% ..................................................                             $7,069,041
                                                                                                   ==========

a     The principal amount is stated in U.S. dollars unless otherwise indicated.

b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At July 31, 2006, the value of these securities was $1,200,716, representing 16.99% of net assets.

c     See Note 9 regarding defaulted securities.

d     See note 1(b) regarding securities purchased on a delayed delivery basis.

e See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

  Annual Report | The accompanying notes are an integral part of these financial
                                                                statements. | 13

FRANKLIN GLOBAL TRUST

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
July 31, 2006

                                                                  --------------
                                                                     FRANKLIN
                                                                     TEMPLETON
                                                                    HIGH INCOME
                                                                       FUND
                                                                  --------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ................................... $   6,988,084
  Cost - Sweep Money Fund (Note 7) ..............................       114,958
                                                                  -------------
  Total cost of investments ..................................... $   7,103,042
                                                                  =============
  Value - Unaffiliated issuers .................................. $   6,900,279
  Value - Sweep Money Fund (Note 7) .............................       114,958
                                                                  -------------
  Total value of investments ....................................     7,015,237
 Receivables:
  Interest ......................................................       149,375
  Affiliates ....................................................        24,617
                                                                  -------------
        Total assets ............................................     7,189,229
                                                                  -------------
Liabilities:
 Payables:
  Investment securities purchased ...............................        50,000
  Distributions to shareholders .................................        44,065
  Reports to shareholders .......................................         6,652
  Professional fees .............................................        18,914
 Accrued expenses and other liabilities .........................           557
                                                                  -------------
        Total liabilities .......................................       120,188
                                                                  =============
          Net assets, at value .................................. $   7,069,041
                                                                  =============

Net assets consist of:
 Paid-in capital ................................................ $   7,127,145
 Distributions in excess of net investment income ...............       (14,099)
 Net unrealized appreciation (depreciation) .....................       (87,805)
 Accumulated net realized gain (loss) ...........................        43,800
                                                                  =============
          Net assets, at value .................................. $   7,069,041
                                                                  =============
Shares outstanding ..............................................       710,723
                                                                  =============
Net asset value and maximum offering price per share a .......... $        9.95
                                                                  =============

a Redemption price is equal to net asset value less any applicable redemption fees retained by the Fund.


14 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

FRANKLIN GLOBAL TRUST

STATEMENT OF OPERATIONS
for the year ended July 31, 2006

                                                                       -----------
                                                                        FRANKLIN
                                                                        TEMPLETON
                                                                       HIGH INCOME
                                                                          FUND
                                                                       -----------
Investment income:
 Dividends from Sweep Money Fund (Note 7) ..........................   $     7,915
 Interest ..........................................................       552,641
                                                                       -----------
        Total investment income ....................................       560,556
                                                                       -----------
Expenses:
 Management fees (Note 3a) .........................................        21,693
 Administrative fees (Note 3b) .....................................        14,692
 Transfer agent fees (Note 3d) .....................................           228
 Custodian fees (Note 4) ...........................................           139
 Reports to shareholders ...........................................        14,801
 Registration and filing fees ......................................        16,699
 Professional fees .................................................        22,582
 Trustees' fees and expenses .......................................           282
 Other .............................................................         6,687
                                                                       -----------
        Total expenses .............................................        97,803
        Expense reductions (Note 4) ................................           (84)
        Expenses waived/paid by affiliates (Note 3e) ...............       (61,008)
                                                                       -----------
          Net expenses .............................................        36,711
                                                                       -----------
           Net investment income ...................................       523,845
                                                                       -----------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments .........................       112,432
 Net change in unrealized appreciation (depreciation) on investments      (378,241)
                                                                       -----------
Net realized and unrealized gain (loss) ............................      (265,809)
                                                                       -----------
Net increase (decrease) in net assets resulting from operations ....   $   258,036
                                                                       ===========

  Annual Report | The accompanying notes are an integral part of these financial
                                                                statements. | 15

FRANKLIN GLOBAL TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                                           --------------------------
                                                                                FRANKLIN TEMPLETON
                                                                                 HIGH INCOME FUND
                                                                           --------------------------
                                                                               YEAR ENDED JULY 31,
                                                                               2006           2005
                                                                           --------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ................................................   $   523,845    $   560,075
  Net realized gain (loss) from investments ............................       112,432        160,966
  Net change in unrealized appreciation (depreciation) on investments ..      (378,241)       142,162
                                                                           --------------------------
        Net increase (decrease) in net assets resulting from operations        258,036        863,203
                                                                           --------------------------
 Distributions to shareholders from:
  Net investment income ................................................      (534,979)      (581,640)
  Net realized gains ...................................................      (167,770)      (262,490)
                                                                           --------------------------
 Total distributions to shareholders ...................................      (702,749)      (844,130)
                                                                           --------------------------
 Capital share transactions (Note 2) ...................................      (647,229)       804,841
                                                                           --------------------------
        Net increase (decrease) in net assets ..........................    (1,091,942)       823,914
Net assets:
 Beginning of year .....................................................     8,160,983      7,337,069
                                                                           --------------------------
 End of year ...........................................................   $ 7,069,041    $ 8,160,983
                                                                           ==========================
Distributions in excess of net investment income included in net assets:
 End of year ...........................................................   $   (14,099)   $   (18,465)
                                                                           ==========================


16 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

FRANKLIN GLOBAL TRUST

NOTES TO FINANCIAL STATEMENTS


FRANKLIN TEMPLETON HIGH INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Global Trust (the Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end investment company, consisting of eight separate series. The Franklin Templeton High Income Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately.

Effective April 17, 2006, the Fiduciary High Income Fund was renamed the Franklin Templeton High Income Fund.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready


                                                              Annual Report | 17

FRANKLIN GLOBAL TRUST

FRANKLIN TEMPLETON HIGH INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

C. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.


18 | Annual Report

FRANKLIN GLOBAL TRUST

FRANKLIN TEMPLETON HIGH INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

F. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital. There were no redemption fees for the year.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At July 31, 2006, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                 ---------------------------------------------------
                                                                  YEAR ENDED JULY 31,
                                                          2006                       2005
                                                 ---------------------------------------------------
                                                   SHARES       AMOUNT        SHARES       AMOUNT
                                                 ---------------------------------------------------
Shares sold ..................................     79,423    $   835,000     496,713    $ 5,508,000
Shares issued in reinvestment of distributions     16,595        167,771      24,509        262,490
Shares redeemed ..............................   (156,845)    (1,650,000)   (447,783)    (4,965,649)
                                                 --------------------------------------------------
Net increase (decrease) ......................    (60,827)   $  (647,229)     73,439    $   804,841
                                                 ==================================================


                                                              Annual Report | 19

FRANKLIN GLOBAL TRUST

FRANKLIN TEMPLETON HIGH INCOME FUND

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or trustees of the following subsidiaries:

----------------------------------------------------------------------------------------
 SUBSIDIARY                                                       AFFILIATION
----------------------------------------------------------------------------------------
 Fiduciary International, Inc. (Fiduciary)                        Investment manager
 Franklin Advisers, Inc. (Advisers)                               Investment manager
 Franklin Templeton Services, LLC (FT Services)                   Administrative manager
 Franklin Templeton Distributors, Inc. (Distributors)             Principal underwriter
 Franklin Templeton Investor Services, LLC (Investor Services)    Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Fiduciary of 0.30% per year of the average daily net assets of the Fund.

Under a subadvisory agreement, Advisers, an affiliate of Fiduciary, provides subadvisory services to the Fund and receives from Fiduciary fees based on the average daily net assets of the Fund.

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted a distribution plan pursuant to Rule 12b-1under the 1940 Act. The Fund has not activated the plan.

D. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $228, of which $56 was retained by Investor Services.

E. VOLUNTARY WAIVER AND EXPENSE REIMBURSEMENTS

FT Services agreed in advance to voluntarily waive administrative fees. Additionally, Fiduciary agreed in advance to voluntarily waive management fees and assume payment of other expenses, as noted in the Statement of Operations. Total expenses waived /paid by FT Services and Fiduciary are not subject to reimbursement by the Fund subsequent to the Fund's fiscal year end.


20 | Annual Report

FRANKLIN GLOBAL TRUST

FRANKLIN TEMPLETON HIGH INCOME FUND

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended July 31, 2006, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

The tax character of distributions paid during the years ended July 31, 2006 and 2005, was as follows:

                                                       -------------------------
                                                         2006             2005
                                                       -------------------------
Distribution paid from:
 Ordinary income ...................................   $629,033         $844,130
 Long term capital gain ............................     73,716               --
                                                       -------------------------
                                                       $702,749         $844,130
                                                       =========================

At July 31, 2006, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments .............................................   $ 7,118,785
                                                                    -----------
Unrealized appreciation .........................................   $    87,199
Unrealized depreciation .........................................      (190,747)
                                                                    -----------
Net unrealized appreciation (depreciation) ......................   $  (103,548)
                                                                    ===========
Undistributed ordinary income ...................................   $    55,649
Undistributed long term capital gains ...........................        33,857
                                                                    -----------
Distributable earnings ..........................................   $    89,506
                                                                    ===========

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities and bond discounts and premiums.

Net realized gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended July 31, 2006, aggregated $3,928,092 and $4,724,183, respectively.


                                                              Annual Report | 21

FRANKLIN GLOBAL TRUST

FRANKLIN TEMPLETON HIGH INCOME FUND

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. SHAREHOLDER CONCENTRATIONS

The Fund has a concentration of shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At July 31, 2006, the fund had three unaffiliated shareholders holding 51%, 37% and 10% of the Fund's outstanding shares.

9. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 98.4% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At July 31, 2006, the value of these securities was $29,500 representing 0.42% of the Fund's net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

10. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and


22 | Annual Report

FRANKLIN GLOBAL TRUST

FRANKLIN TEMPLETON HIGH INCOME FUND

10. REGULATORY MATTERS (CONTINUED)

with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop separate plans for the distribution of the respective settlement monies. The CAGO approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement, and in March 2005, the disbursement of monies to the relevant funds in accordance with the terms and conditions of that settlement was completed.

On June 23, 2006, the SEC approved the IDC's proposed plan of distribution arising from the December 13, 2004 SEC Order and disbursement of the settlement monies to the designated funds in accordance with the terms and conditions of the SEC's order and the plan will be completed in September, 2006. The Trust did not participate in the December 13, 2004 SEC Order.

The IDC has also completed a proposed Plan of Distribution under the August 2, 2004 SEC Order resolving the SEC's market timing investigation and has submitted that plan to the SEC staff, where it is under review. The SEC has announced the following expected schedule with respect to the market timing Plan of
Distribution: "The SEC anticipates that Notice of the Plan will be published on or after September 15, 2006. After publication and comment, the proposed Distribution Plan will be submitted to the SEC for approval. When the SEC approves the proposed Distribution Plan, with modifications as appropriate, distributions will begin pursuant to that Plan. The SEC anticipates the distribution will begin in the fall of 2006."

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or their shareholders whole, as appropriate.


                                                              Annual Report | 23

FRANKLIN GLOBAL TRUST

FRANKLIN TEMPLETON HIGH INCOME FUND

11. NEW ACCOUNTING PRONOUNCEMENT

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. We have not yet completed our evaluation of the impact, if any, of adopting FIN 48 on the Trust's financial statements.


24 | Annual Report

FRANKLIN GLOBAL TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


FRANKLIN TEMPLETON HIGH INCOME FUND

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN GLOBAL TRUST

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Templeton High Income Fund, formerly Fiduciary High Income Fund, (one of the funds constituting Franklin Global Trust, hereafter referred to as the "Fund") at July 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
September 15, 2006

                                                              Annual Report | 25

FRANKLIN GLOBAL TRUST

TAX DESIGNATION (UNAUDITED)


FRANKLIN TEMPLETON HIGH INCOME FUND

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $72,696 as a long term capital gain dividend for the fiscal year ended July 31, 2006.

Under Section 871(k)(2)(C) of the Code, the Fund designates the maximum amount allowable but no less than $24,875 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended July 31, 2006.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than $439,880 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended July 31, 2006.


26 | Annual Report

FRANKLIN GLOBAL TRUST

BOARD MEMBERS AND OFFICERS


The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  NUMBER OF PORTFOLIOS IN
 NAME, YEAR OF BIRTH                                       LENGTH OF              FUND COMPLEX OVERSEEN
 AND ADDRESS                              POSITION         TIME SERVED            BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 HARRIS J. ASHTON (1932)                  Trustee          Since 2000             139                      Director, Bar-S Foods
 One Franklin Parkway                                                                                      (meat packing company).
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President,
 Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
 ROBERT F. CARLSON (1928)                 Trustee          Since 2000             56                       None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice President, senior member and past President, Board of Administration, California Public Employees Retirement Systems
 (CALPERS); and FORMERLY, member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of
 California; and Chief Counsel, California Department of Transportation.
------------------------------------------------------------------------------------------------------------------------------------
 S. JOSEPH FORTUNATO (1932)               Trustee          Since 2000             140                      None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
------------------------------------------------------------------------------------------------------------------------------------
 EDITH E. HOLIDAY (1952)                  Trustee          Since 2000             135                      Director, Hess
 One Franklin Parkway                                                                                      Corporation (formerly,
 San Mateo, CA 94403-1906                                                                                  Amerada Hess
                                                                                                           Corporation)
                                                                                                           (exploration and
                                                                                                           refining of oil and
                                                                                                           gas), H.J. Heinz Company
                                                                                                           (processed foods and
                                                                                                           allied products), RTI
                                                                                                           International Metals,
                                                                                                           Inc. (manufacture and
                                                                                                           distribution of
                                                                                                           titanium), Canadian
                                                                                                           National Railway
                                                                                                           (railroad) and White
                                                                                                           Mountains Insurance
                                                                                                           Group, Ltd. (holding
                                                                                                           company).

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary
 of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary
 and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------
 FRANK W.T. LAHAYE (1929)                 Trustee          Since 2000             114                      Director, Center for
 One Franklin Parkway                                                                                      Creative Land Recycling
 San Mateo, CA 94403-1906                                                                                  (redevelopment).

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 27

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  NUMBER OF PORTFOLIOS IN
 NAME, YEAR OF BIRTH                                       LENGTH OF              FUND COMPLEX OVERSEEN
 AND ADDRESS                              POSITION         TIME SERVED            BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 GORDON S. MACKLIN (1928)                 Trustee          Since 2000             139                      Director, MedImmune,
 One Franklin Parkway                                                                                      Inc. (biotech- nology),
 San Mateo, CA 94403-1906                                                                                  and Overstock.com
                                                                                                           (Internet services); and
                                                                                                           FORMERLY, Director, MCI
                                                                                                           Communication
                                                                                                           Corporation (sub-
                                                                                                           sequently known as MCI
                                                                                                           WorldCom, Inc. and
                                                                                                           WorldCom, Inc.)
                                                                                                           (communi- cations
                                                                                                           services) (1988-2002),
                                                                                                           White Mountains
                                                                                                           Insurance Group, Ltd.
                                                                                                           (holding company)
                                                                                                           (1987-2004), Spacehab,
                                                                                                           Inc. (aerospace
                                                                                                           services) (1994-2003)
                                                                                                           and Martek Biosciences
                                                                                                           Corporation (1998-2006).

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director of various companies; Senior business Advisor, Martek Biosciences Corporation (research and development); and FORMERLY,
 Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company) (2001-2004); Chairman, White River Corporation
 (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and President, National
 Association of Securities Dealers, Inc. (1970-1987).
------------------------------------------------------------------------------------------------------------------------------------
 FRANK A. OLSON (1932)                    Trustee          Since 2005             102                      Director, Hess
 One Franklin Parkway                                                                                      Corporation (formerly,
 San Mateo, CA 94403-1906                                                                                  Amerada Hess
                                                                                                           Corporation) (explo-
                                                                                                           ration and refining of
                                                                                                           oil and gas) and
                                                                                                           Sentient Jet (private
                                                                                                           jet service); and
                                                                                                           FORMERLY, Director,
                                                                                                           Becton Dickinson and
                                                                                                           Company (medical
                                                                                                           technology), Cooper
                                                                                                           Industries, Inc.
                                                                                                           (electrical products and
                                                                                                           tools and hardware),
                                                                                                           Health Net, Inc.
                                                                                                           (formerly Foundation
                                                                                                           Health) (integrated
                                                                                                           managed care), The Hertz
                                                                                                           Corporation, Pacific
                                                                                                           Southwest Airlines, the
                                                                                                           RCA Corporation, Unicom
                                                                                                           (formerly, Commonwealth
                                                                                                           Edison), UAL Corporation
                                                                                                           (airlines) and White
                                                                                                           Mountains Insurance
                                                                                                           Group, Ltd. (holding
                                                                                                           company).

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

 Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
 (1977- 1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
------------------------------------------------------------------------------------------------------------------------------------
 JOHN B. WILSON (1959)                    Trustee          Since February         38                       None
 One Franklin Parkway                                      2006
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial
 Officer and Executive Vice President - Finance Strategy, Staples, Inc. (office supplies) (1992-1996); Executive Vice President -
 Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); Vice President and Partner, Bain & Company (1986-1990).
------------------------------------------------------------------------------------------------------------------------------------


28 | Annual Report

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  NUMBER OF PORTFOLIOS IN
 NAME, YEAR OF BIRTH                                        LENGTH OF             FUND COMPLEX OVERSEEN
 AND ADDRESS                              POSITION          TIME SERVED           BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 **HARMON E. BURNS (1945)                 Trust and Vice    Since 2000            21                       None
 One Franklin Parkway                     President
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
 Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin
 Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 **CHARLES B. JOHNSON (1933)             Trustee and        Since 2000            139                      None
 One Franklin Parkway                    Chairman of
 San Mateo, CA 94403-1906                the Board

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
 Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton
 Investments.
------------------------------------------------------------------------------------------------------------------------------------
 **RUPERT H. JOHNSON, JR. (1940)         Trustee,           Trustee and           123                      None
 One Franklin Parkway                    President and      President since
 San Mateo, CA 94403-1906                Chief              2000 and Chief
                                         Executive          Executive Officer -
                                         Officer            Investment
                                         - Investment       Management
                                         Management         since 2002

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
 Templeton Distributors, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and
 officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 JAMES M. DAVIS (1952)                   Chief              Chief Compliance      Not Applicable           Not Applicable
 One Franklin Parkway                    Compliance         Officer since 2004
 San Mateo, CA 94403-1906                Officer and        and Vice
                                         Vice President     President - AML
                                         - AML              Compliance since
                                         Compliance         February 2006

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director, Global Compliance, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin Templeton
 Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
 LAURA FERGERSON (1962)                  Treasurer          Since 2004            Not Applicable           Not Applicable
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice President, Franklin Templeton Services, LLC; officer of 31 of the investment companies in Franklin Templeton Investments;
 and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
 (1997-2003).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 29

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  NUMBER OF PORTFOLIOS IN
 NAME, YEAR OF BIRTH                                        LENGTH OF             FUND COMPLEX OVERSEEN
 AND ADDRESS                             POSITION           TIME SERVED           BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 JIMMY D. GAMBILL (1947)                 Senior Vice        Since 2002            Not Applicable           Not Applicable
 500 East Broward Blvd.                  President and
 Suite 2100                              Chief
 Fort Lauderdale, FL 33394-3091          Executive
                                         Officer -
                                         Finance and
                                         Administration

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 DAVID P. GOSS (1947)                    Vice President     Since 2000            Not Applicable           Not Applicable
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
 Resources, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 BARBARA J. GREEN (1947)                 Vice President     Since 2000            Not Applicable           Not Applicable
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
 Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC,
 Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC,
 Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and
 Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management,
 Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S.
 Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court
 (District of Massachusetts) (until 1979).
------------------------------------------------------------------------------------------------------------------------------------
 EDWARD B. JAMIESON (1948)               Vice President     Since 2000            Not Applicable            Not Applicable
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President and Director, Franklin Advisers, Inc.; officer and/or trustee, as the case may be, of some of the other subsidiaries of
 Franklin Resources, Inc. and of four of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 CHRISTOPHER J. MOLUMPHY (1962)          Vice President     Since 2000            Not Applicable            Not Applicable
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Executive Vice President, Franklin Adviser, Inc.; and officer of six of the investment companies in Franklin Templeton
 Investments.
------------------------------------------------------------------------------------------------------------------------------------


30 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  NUMBER OF PORTFOLIOS IN
 NAME, YEAR OF BIRTH                                        LENGTH OF             FUND COMPLEX OVERSEEN
 AND ADDRESS                             POSITION           TIME SERVED           BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 KAREN L. SKIDMORE (1952)                Vice President     Vice President        Not Applicable            Not Applicable
 One Franklin Parkway                    and Secretary      since March 2006
 San Mateo, CA 94403-1906                                   and Secretary
                                                            since May 2006

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Senior Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Templeton Funds Annuity Company;
 and officer of 31 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 CRAIG S. TYLE (1960)                    Vice President    Since October          Not Applicable            Not Applicable
 One Franklin Parkway                                      2005
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin
 Templeton Investments; and FORMERLY, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company
 Institute (ICI) (1997-2004).
------------------------------------------------------------------------------------------------------------------------------------
 GALEN G. VETTER (1951)                  Chief Financial   Since 2004             Not Applicable            Not Applicable
 500 East Broward Blvd.                  Officer and
 Suite 2100 Fort Lauderdale, FL          Chief
 33394-3091                              Accounting
                                         Officer

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Senior Vice President, Franklin Templeton Services, LLC; officer of 47 of the investment companies in Franklin Templeton
 Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987
 and 1991-2004).
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor. Harmon E. Burns is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and directors of Resources.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE TRUST TO DISCLOSE WHETHER THE TRUST'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE TRUST'S BOARD OF TRUSTEES HAVE DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FRO M 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECT OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE TRUST'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPALS AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE TRUST'S, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/845-4514 TO REQUEST THE SAI.


                                                              Annual Report | 31

FRANKLIN GLOBAL TRUST

SHAREHOLDER INFORMATION


FRANKLIN TEMPLETON HIGH INCOME FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 28, 2006, the Board of Trustees ("Board"), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for the separate funds comprising Franklin Global Trust ("Fund(s)"). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager ("Manager") and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper report compared the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional information accompanying such report was a memorandum prepared by management describing enhancements to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund


32 | Annual Report

FRANKLIN GLOBAL TRUST

FRANKLIN TEMPLETON HIGH INCOME FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the hurricanes and blackout experienced last year in Florida. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed so as to be aligned with the interests of Fund shareholders. The Board also took into account the transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties and the firsthand experience of the individual Trustees who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton Funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each individual Fund showed the investment performance of the Fund in comparison to a performance universe selected by Lipper. Comparative performance for each Fund was shown for the one-year period ended December 31, 2005, and for additional periods ended that date depending on when a particular Fund commenced operations. Investment performance was shown on a total return basis and on an income return basis for Franklin Templeton High Income Fund. The following summarizes the performance results for the Fund and the Board's view of such performance.

The performance universe for Franklin Templeton High Income Fund consisted of the Fund and all retail and institutional high current yield funds as selected by Lipper. This Fund has been in operation for only two full years and the Lipper report showed the Fund's income return to be in the second-highest quintile of such performance universe for both the one- and two-year periods, and its total return to be in the highest quintile of such universe for both the one- and two-year periods. The Board was satisfied with this Fund's performance.


                                                              Annual Report | 33

FRANKLIN GLOBAL TRUST

FRANKLIN TEMPLETON HIGH INCOME FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

COMPARATIVE EXPENSES. Consideration was given to the management fee and total expense ratios of each Fund compared with those of a group of funds selected by Lipper as its appropriate Lipper expense group. Prior to making such comparisons, the Board relied upon a survey showing that the scope of management advisory services covered under a Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups that would be used as a basis of comparison in the Lipper reports. In reviewing comparative costs, emphasis was given to each Fund's management fee in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were the same size as the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper effective management fee analysis includes the advisory and administrative fees directly charged to each Fund as being part of the management fee. Both the effective management fee rate and actual total expenses were in the least expensive quintile of the Lipper expense group in the case of Franklin Templeton High Income Fund. The Board was satisfied with these comparative expenses noting that the Fund benefited from fee waivers or reimbursements.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Funds. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the cost allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. Included in the analysis were the revenue and related costs involved in providing services to the Fund, as well as the Fund's relative contribution to the profitability of the Manager's parent. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary to the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving

34 | Annual Report

FRANKLIN GLOBAL TRUST

FRANKLIN TEMPLETON HIGH INCOME FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager's realizing a larger profit margin on management services provided such a fund. The Board believed that no economies of scale existed in the management of Franklin Templeton High Income Fund, which has been in existence for only two full years and benefited from partial fee waivers or expense reimbursements.

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures ("Policies") that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                              Annual Report | 35

                      This page intentionally left blank.

                                FRANKLIN TEMPLETON INSTITUTIONAL
       [LOGO](R)
  FRANKLIN TEMPLETON            600 Fifth Avenue
     INSTITUTIONAL              New York, NY 10020


ANNUAL REPORT

FRANKLIN TEMPLETON HIGH INCOME FUND

INVESTMENT MANAGER

Fiduciary International, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
One Franklin Parkway
San Mateo, CA 94403-1906

FRANKLIN TEMPLETON INSTITUTIONAL SERVICES

1-800/321-8563
franklintempletoninstitutional.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges, and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be identified by the presence of a regular beeping tone.


067 A2006 09/06





                                                      ANNUAL REPORT | 07 31 2006
--------------------------------------------------------------------------------

THE EXPERTISE OF MANY. THE STRENGTH OF ONE.
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

                          FRANKLIN GLOBAL TRUST

                          -----------------------------------------------------

                          Franklin International Smaller Companies Growth Fund

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                  INSTITUTIONAL

                        FRANKLIN o TEMPLETON o FIDUCIARY

Contents

ANNUAL REPORT

Franklin International Smaller Companies Growth Fund ......................    1

Performance Summary .......................................................    6

Your Fund's Expenses ......................................................    8

Financial Highlights and Statement of Investments .........................   10

Financial Statements ......................................................   14

Notes to Financial Statements .............................................   17

Report of Independent Registered Public Accounting Firm ...................   25

Tax Designation ...........................................................   26

Board Members and Officers ................................................   29

Shareholder Information ...................................................   34

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Annual Report

Franklin International Smaller
Companies Growth Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: The Fund seeks long-term capital appreciation by investing at least 80% of its net assets in a diversified portfolio of marketable equity and equity-related securities of smaller international companies with market capitalizations not exceeding $2 billion (or the equivalent in local currencies), or the highest market capitalization of the Standard & Poor's (S&P)/Citigroup Europe, Pacific and Asian Countries (EPAC) <$2 Billion Index, whichever is greater at the time of purchase. 1 The Fund considers international companies to be those organized under the laws of a country outside of North America or having a principal office in a country outside of North America, or whose securities are listed or traded principally on a recognized stock exchange or over the counter outside of North America.

We are pleased to bring you Franklin International Smaller Companies Growth Fund's annual report for the fiscal year ended July 31, 2006.

1. The S&P/Citigroup EPAC <$2 Billion Index is a float-adjusted, market capitalization-weighted index designed to measure performance of European and Asian equity securities with market capitalizations of less than $2 billion. The index is rebalanced monthly by market capitalization.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 11.

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              -----------------------------------------------------
              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
              -----------------------------------------------------

                                                               Annual Report | 1

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PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE
RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT 1-800/321-8563 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

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GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 7/31/06

                                        Europe .....................   32.7%
                                        Asia .......................   25.8%
[PIE CHART OMITTED]                     Australia ..................    3.0%
                                        Short-Term Investments &
                                        Other Net Assets ...........   38.5%

--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

The Fund posted a +38.39% cumulative total return for the 12 months ended July 31, 2006. The Fund outperformed its benchmark, the S&P/Citigroup EPAC <$2 Billion Index, which returned +21.95% for the same period. 2 You can find more performance data in the Performance Summary beginning on page 6.

ECONOMIC AND MARKET OVERVIEW

Global economic growth remained strong during the 12 months ended July 31, 2006. However, signs of moderation appeared toward the end of the period primarily due to three factors. Many central banks, including those of the world's three largest economies, continued to tighten monetary policy, thereby reducing the immense liquidity that helped fuel the current recovery. Oil prices remained elevated and reached a historical high during the period. Lastly, the U.S. housing market showed evidence of cooling.

The U.S. Federal Reserve Board increased the federal funds target rate in eight quarter-point increments to 5.25%. The European Central Bank raised short-term rates three times to 2.75%. In July, the Bank of Japan raised its overnight lending rate to 0.25% from zero percent. The possibility of future rate increases in many countries remained, although the market consensus was that an end to the current U.S. tightening cycle might be near.

2. Source: Standard & Poor's Micropal. See footnote 1 for a description of the S&P/Citigroup EPAC <$2 Billion Index. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


2 | Annual Report

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Robust economic growth sustained strong demand for oil and other commodities, which kept prices high during most of the reporting period. In particular, many industrial metals prices continued to rise at double-digit rates. This contributed to economic growth in countries that are tied to mining and industrial commodities. However, in May an uncertain economic outlook led to a pull-back in metals prices, which impacted the share prices of related stocks.

Notably, availability of cash and historically low interest rates fueled mergers and acquisitions, as well as leveraged buyouts and other corporate activity, which intensified during the period. In the first half of 2006, the total value of global deals announced was $1.83 trillion, an increase of 43% over the comparable period in 2005. 3 Cross-border mergers and acquisitions were about 40% of total deal volume, and European companies were the most active worldwide. 3 In this environment, global equity markets performed strongly, particularly outside the U.S. As of July 31, 2006, the 12-month total return for the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index was +24.51%, and for the MSCI All Country (AC) World ex USA Index was +25.10%. 4 By comparison, the total return for the MSCI USA Index was +5.24%. 5

INVESTMENT STRATEGY

In choosing individual equity investments, we utilize a fundamental, "bottom-up" approach involving in-depth qualitative and quantitative analysis of individual equity securities. In narrowing down the universe of eligible investments, we employ a thematic approach to identify sectors that may benefit from longer-term dynamic growth. Within these sectors we focus on companies with proprietary products and services, and that we believe have strong probability of retaining or widening margins, and a strong balance sheet. The Fund may, from time to time, have significant positions in particular sectors such as technology (including electronic technology, technology services, biotechnology and health care technology) or in one or more countries, particularly Japan, which represent heavier weightings in the S&P/Citigroup EPAC <$2 Billion Index.

3. Source: "Merger Machine Keeps Churning out Deals," THE WALL STREET JOURNAL, 7/3/06.

4. Source: Standard & Poor's Micropal. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada. The MSCI AC World ex USA Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets excluding the U.S.

5. Source: Standard & Poor's Micropal. The MSCI USA Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in the U.S.

PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 7/31/06

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

Machinery                                                                   8.0%

Construction & Engineering                                                  5.9%

Communications Equipment                                                    4.8%

Health Care Equipment & Supplies                                            3.8%

Textiles, Apparel & Luxury Goods                                            3.5%

Health Care Providers & Services                                            2.9%

Commercial Services & Supplies                                              2.6%

Energy Equipment & Services                                                 2.2%

Building Products                                                           2.1%

Electrical Equipment                                                        2.0%

Other                                                                      23.7%

Short-Term Investments & Other Net Assets                                  38.5%


                                                               Annual Report | 3

TOP 10 HOLDINGS
7/31/06

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COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                              NET ASSETS
--------------------------------------------------------------------------------
Acergy SA                                                                   1.3%
 ENERGY EQUIPMENT & SERVICES, NORWAY
--------------------------------------------------------------------------------
Raymarine PLC                                                               1.2%
 COMMUNICATIONS EQUIPMENT, U.K.
--------------------------------------------------------------------------------
Andritz AG                                                                  1.2%
 MACHINERY, AUSTRIA
--------------------------------------------------------------------------------
Samsung Engineering Co. Ltd.                                                1.2%
 CONSTRUCTION & ENGINEERING,
 SOUTH KOREA
--------------------------------------------------------------------------------
MegaStudy Co. Ltd.                                                          1.2%
 DIVERSIFIED CONSUMER SERVICES,
 SOUTH KOREA
--------------------------------------------------------------------------------
Eurofins Scientific                                                         1.1%
 COMMERCIAL SERVICES & SUPPLIES,
 FRANCE
--------------------------------------------------------------------------------
Charter PLC                                                                 1.1%
 MACHINERY, U.K.
--------------------------------------------------------------------------------
Meda AB, A                                                                  1.1%
 PHARMACEUTICALS, SWEDEN
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GES International Ltd.                                                      1.1%
 COMPUTERS & PERIPHERALS, SINGAPORE
--------------------------------------------------------------------------------
Omega Pharma SA                                                             1.1%
 HEALTH CARE EQUIPMENT & SUPPLIES,
 BELGIUM
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We do not select investments for the Fund that are merely representative of the small cap asset class, but instead aim to produce a portfolio of securities of exceptionally dynamic companies operating in sectors that offer attractive growth potential. While we seek to outperform the S&P/Citigroup EPAC <$2 Billion Index, the Fund may take positions that are not represented in the index.

MANAGER'S DISCUSSION

During the year under review, Fund performance relative to its benchmark benefited from stock selection in the consumer services, electrical products, engineering and construction, pharmaceuticals, and retail trade industries. 6 Within consumer services, Hana Tour Services, a South Korean travel agency, and within electrical products, Solarworld, a German company that manufactures materials for generating solar power, added to results. Meda, a Swedish pharmaceuticals company, and South Korea-based Samsung Engineering, in the construction and engineering industry, boosted returns.

Despite the Fund's positive return, stock selection in the electronic equipment and instruments industry hindered performance. 7 Fund holdings Gemalto, a Dutch smart card producer, and Advanced Digital Broadcast Holdings (purchased during the period), a Swiss developer of equipment and systems to view and interact with digital TV broadcasts, were detractors from Fund performance. In addition, holdings in the industrial specialties and textiles industries hampered results, particularly Whatman, a British manufacturer of filtration products, and SEIREN, a Japanese processor of filament fibers. 8 Despite the Fund's relative outperformance in the consumer durables sector, Nokian Renkaat, a Finnish producer of Arctic tires in the auto components industry, detracted from Fund returns for the time we owned it. 9 We sold all of our shares of Advanced Digital Broadcast, Whatman and Nokian Renkaat during the period.

During the reporting period, we saw value outpace growth in the small company universe. However, regardless of the general investor sentiment in any given

6. Consumer services holdings are in the commercial services and supplies; diversified consumer services; and hotels, restaurants and leisure industries in the SOI. Electrical products holdings are in the communications equipment and electrical equipment industries in the SOI. Engineering and construction holdings are in the building products and construction and engineering industries in the SOI. Retail trade holdings are in the food and staples retailing and specialty retail industries in the SOI.

7. Electronic equipment and instruments holdings are in the computers and peripherals, and electronic equipment and instruments industries in the SOI.

8. Industrial specialties holdings are in the chemicals and machinery industries in the SOI. SEIREN is in the textiles, apparel and luxury goods industry in the SOI.

9. Consumer durables holdings are in the auto components; household durables; and textiles, apparel and luxury goods industries in the SOI.


4 | Annual Report
time frame, we continue to execute our consistent, disciplined methodology of seeking exceptional smaller growth companies with attractive valuations outside the U.S.

For the benefit of shareholders, the Fund maintained a large cash position from July 19, 2006, to August 14, 2006. The cash position and the temporary closure of the Fund were defensive measures undertaken to meet potential redemptions following the departure of the lead portfolio manager, who was immediately replaced by an experienced member of the Fund's team. During this time frame, performance was negatively affected because of the high cash levels maintained during a rising market. However, since that time, the cash position has been reduced and the Fund has stabilized. The Fund re-opened on August 16, 2006, and resumed normal investment operations.

Thank you for your continued participation in Franklin International Smaller Companies Growth Fund. We look forward to serving your future investment needs.


[PHOTO OMITTED]         /s/ Edwin Lugo

                        Edwin Lugo
                        Portfolio Manager
                        Franklin International Smaller Companies Growth Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JULY 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

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EDWIN LUGO assumed portfolio management responsibilities for Franklin
International Smaller Companies Growth Fund in June 2006, when he joined Franklin Templeton (FT) Institutional. Mr. Lugo previously was an equity owner and vice president of Brown Capital Management, where he led the Brown Capital international division focusing on growth investing. He also served as vice president and portfolio manager with Templeton Private Client Group (renamed FT Portfolio Advisors, Inc., in 2004) and served as an analyst with the Templeton Global Equity Group from 1996 to 2002. Mr. Lugo holds an M.B.A. in finance from Columbia University and is a Chartered Financial Analyst (CFA) Charterholder.
--------------------------------------------------------------------------------


                                                               Annual Report | 5

Performance Summary as of 7/31/06

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

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SYMBOL: FKSCX                                 CHANGE       7/31/06     7/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                         +$5.34        $24.45      $19.11
--------------------------------------------------------------------------------
DISTRIBUTIONS (8/1/05-7/31/06)
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Dividend Income                  $0.2190
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Short-term Capital Gain          $0.7682
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Long-term Capital Gain           $0.8471
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    TOTAL                        $1.8343
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PERFORMANCE 1

THE FUND MAY CHARGE A 2% FEE ON SHARES REDEEMED WITHIN SEVEN DAYS OF PURCHASE.

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                                       1-YEAR      3-YEAR   INCEPTION (10/15/02)
--------------------------------------------------------------------------------
Cumulative Total Return 2              +38.39%    +152.41%       +205.23%
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Average Annual Total Return 3          +38.39%     +36.16%        +34.22%
--------------------------------------------------------------------------------
Value of $10,000 Investment 4          $13,839     $25,241        $30,523
--------------------------------------------------------------------------------
Avg. Ann. Total Return (6/30/06) 5     +53.40%     +40.64%        +37.17%
--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT 1-800/321-8563.


6 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT 1

Total return represents the change in value of an investment over the periods shown. It includes Fund expenses, account fees and reinvested distributions. The index is unmanaged and includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

(10/15/02-7/31/06)

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                           Franklin International          S&P/Citigroup EPAC
                        Smaller Companies Growth Fund     < $2 Billion Index 6
       Oct-02                     10,000.00                      10,000.00
       Oct-02                      9,970.00                       9,955.59
       Nov-02                     10,180.00                      10,312.32
       Dec-02                     10,205.71                      10,235.40
       Jan-03                     10,025.08                      10,086.35
       Feb-03                      9,844.44                      10,066.14
       Mar-03                      9,713.99                      10,003.80
       Apr-03                     10,597.08                      10,833.49
       May-03                     11,460.10                      11,743.28
       Jun-03                     11,600.59                      12,300.71
       Jul-03                     12,092.31                      12,701.48
       Aug-03                     12,664.31                      13,507.44
       Sep-03                     13,266.42                      14,275.75
       Oct-03                     14,992.46                      15,258.58
       Nov-03                     15,012.53                      15,244.97
       Dec-03                     15,654.83                      16,179.45
       Jan-04                     16,688.83                      16,855.75
       Feb-04                     16,947.33                      17,341.20
       Mar-04                     17,340.26                      18,249.88
       Apr-04                     17,112.78                      17,660.41
       May-04                     16,637.13                      17,418.46
       Jun-04                     17,391.96                      18,226.68
       Jul-04                     16,233.87                      17,468.45
       Aug-04                     16,089.11                      17,643.13
       Sep-04                     16,492.37                      18,082.44
       Oct-04                     17,071.41                      18,688.21
       Nov-04                     18,508.68                      20,119.57
       Dec-04                     19,458.55                      21,101.89
       Jan-05                     19,920.20                      21,574.57
       Feb-05                     20,855.04                      22,483.42
       Mar-05                     20,324.14                      22,093.76
       Apr-05                     20,070.19                      21,598.74
       May-05                     20,243.25                      21,578.96
       Jun-05                     21,039.66                      22,123.70
       Jul-05                     22,055.31                      22,991.66
       Aug-05                     23,463.30                      23,687.01
       Sep-05                     24,998.38                      24,799.47
       Oct-05                     24,836.86                      24,314.28
       Nov-05                     26,256.66                      25,164.53
       Dec-05                     28,000.32                      27,014.97
       Jan-06                     30,344.99                      28,703.17
       Feb-06                     30,796.55                      28,383.79
       Mar-06                     32,286.37                      29,550.36
       Apr-06                     34,484.32                      30,919.59
       May-06                     32,872.56                      29,247.84
       Jun-06                     32,274.29                      28,614.68
       Jul-06                     30,522.74                      28,037.55

AVERAGE ANNUAL TOTAL RETURN

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                                                                        7/31/06
--------------------------------------------------------------------------------
1-Year                                                                   +38.39%
--------------------------------------------------------------------------------
3-Year                                                                   +36.16%
--------------------------------------------------------------------------------
Since Inception (10/15/02)                                               +34.22%
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ENDNOTES

THE FUND'S INVESTMENTS IN SMALLER COMPANY STOCKS INVOLVE CERTAIN RISKS AS SUCH STOCKS HAVE EXHIBITED GREATER PRICE VOLATILITY THAN LARGER COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. THE FUND'S INVESTMENTS IN STOCKS OF FOREIGN COMPANIES INVOLVE SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATIONS AND ECONOMIC AS WELL AS POLITICAL UNCERTAINTY. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS IN ADDITION TO THEIR RELATIVELY SMALLER SIZE AND LESSER LIQUIDITY. BY HAVING SIGNIFICANT INVESTMENTS IN PARTICULAR SECTORS SUCH AS TECHNOLOGY, OR IN ONE OR MORE COUNTRIES, FROM TIME TO TIME, THE FUND CARRIES GREATER RISK OF ADVERSE DEVELOPMENT IN A SECTOR OR COUNTRY THAN A FUND THAT ALWAYS INVESTS IN A WIDE VARIETY OF SECTORS OR COUNTRIES. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

1. The Fund's manager and administrator agreed in advance to waive a portion of their fees and to make certain payments to reduce expenses. If the manager and administrator had not taken this action, the Fund's total returns would have been lower. The fee waiver may be discontinued at any time, upon notice to the Fund's Board of Trustees.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

6. Source: Standard & Poor's Micropal. The S&P/Citigroup EPAC <$2 Billion Index is a float-adjusted, market capitalization-weighted index designed to measure performance of European and Asian equity securities with market capitalizations of less than $2 billion. The index is rebalanced monthly by market capitalization.


                                                               Annual Report | 7

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases, if applicable, and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) of the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the Fund's actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


8 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES, IF APPLICABLE. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

--------------------------------------------------------------------------------------------------------------
                                                BEGINNING ACCOUNT  ENDING ACCOUNT      EXPENSES PAID DURING
                                                   VALUE 2/1/06     VALUE 7/31/06     PERIOD* 2/1/06-7/31/06
--------------------------------------------------------------------------------------------------------------
Actual                                                 $1,000         $1,005.90               $4.72
--------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)               $1,000         $1,020.08               $4.76
--------------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio, net of expense waivers, of 0.95% multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                               Annual Report | 9

Franklin Global Trust

FINANCIAL HIGHLIGHTS

FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND

                                                                          -------------------------------------------
                                                                                       YEAR ENDED JULY 31,
                                                                             2006        2005        2004      2003 e
                                                                          -------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ....................................   $ 19.11     $ 15.70     $ 12.06     $ 10.00
                                                                          -------------------------------------------
Income from investment operations a:

 Net investment income b ..............................................      0.23        0.16        0.02        0.07

 Net realized and unrealized gains (losses) ...........................      6.94        5.12        4.07        2.02
                                                                          -------------------------------------------
Total from investment operations ......................................      7.17        5.28        4.09        2.09
                                                                          -------------------------------------------
Less distributions from:

 Net investment income ................................................     (0.22)      (0.03)      (0.08)      (0.03)

 Net realized gains ...................................................     (1.61)      (1.84)      (0.37)         --
                                                                          -------------------------------------------
Total distributions ...................................................     (1.83)      (1.87)      (0.45)      (0.03)
                                                                          -------------------------------------------
Net asset value, end of year ..........................................   $ 24.45     $ 19.11     $ 15.70     $ 12.06
                                                                          ===========================================

Total return c ........................................................     38.39%      35.86%      34.25%      20.92%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .......................................   $55,646     $16,382     $ 8,653     $ 2,411

Ratios to average net assets:

 Expenses before waiver and payments by affiliate and expense reduction      1.21%       1.48%       1.53%       5.06% f

 Expenses net of waiver and payments by affiliate .....................      0.96%       0.95%       0.95%       0.75% f

 Expenses net of waiver and payments by affiliate and expense reduction      0.95%       0.95% d     0.95% d     0.75% f

 Net investment income ................................................      0.93%       0.95%       0.13%       0.65% f

Portfolio turnover rate ...............................................     78.53%     113.27%     108.64%     126.43%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c     Total return is not annualized for periods less than one year.

d     Benefit of expense reduction rounds to less than 0.01%.

e     For the period October 15, 2002 (commencement of operations) to July 31,
      2003.

f     Not annualized.


10 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Global Trust

STATEMENT OF INVESTMENTS, JULY 31, 2006

-------------------------------------------------------------------------------------------------
  FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND      COUNTRY          SHARES      VALUE
-------------------------------------------------------------------------------------------------
  COMMON STOCKS 61.5%
  AEROSPACE & DEFENSE 0.8%
  MTU Aero Engines Holding AG ........................      Germany           12,310   $  436,295
                                                                                       ----------
  AUTO COMPONENTS 1.4%
  NIPPON SEIKI Co. Ltd. ..............................       Japan            25,000      497,231
  Teikoku Piston Ring Co. Ltd. .......................       Japan            30,500      289,209
                                                                                       ----------
                                                                                          786,440
                                                                                       ----------
  BUILDING PRODUCTS 2.1%
  Kingspan Group PLC .................................      Ireland           33,780      560,438
  Pfleiderer AG ......................................      Germany           24,545      581,208
                                                                                       ----------
                                                                                        1,141,646
                                                                                       ----------
  CAPITAL MARKETS 1.0%
  Acta Holding ASA ...................................       Norway          158,620      579,780
                                                                                       ----------
  CHEMICALS 0.9%
  LINTEC Corp. .......................................       Japan            19,000      475,684
                                                                                       ----------
  COMMERCIAL SERVICES & SUPPLIES 2.6%
a Eurofins Scientific ................................       France            9,580      634,415
  Fursys Inc. ........................................    South Korea         14,620      409,427
  Park24 Co. Ltd. ....................................       Japan            15,200      425,629
                                                                                       ----------
                                                                                        1,469,471
                                                                                       ----------
  COMMUNICATIONS EQUIPMENT 4.8%
  EVS Broadcast Equipment SA .........................      Belgium           11,880      587,959
a Option NV ..........................................      Belgium           20,380      494,037
  Raymarine PLC ......................................   United Kingdom       93,114      680,999
  SIM Technology Group Ltd. ..........................     Hong Kong       1,116,000      502,667
a Tandberg Television ASA ............................       Norway           27,450      386,843
                                                                                       ----------
                                                                                        2,652,505
                                                                                       ----------
  COMPUTERS & PERIPHERALS 1.9%
a Gemalto NV .........................................       France           18,881      417,186
  GES International Ltd. .............................     Singapore         814,000      623,775
                                                                                       ----------
                                                                                        1,040,961
                                                                                       ----------
  CONSTRUCTION & ENGINEERING 5.9%
  Arcadis NV .........................................    Netherlands         13,170      612,106
  Boom Logistics Ltd. ................................     Australia         169,845      574,083
  CHIYODA Corp. ......................................       Japan            17,000      326,253
  Koninklijke BAM Groep NV ...........................    Netherlands         25,340      516,210
  Samsung Engineering Co. Ltd. .......................    South Korea         14,590      674,360
  United Group Ltd. ..................................     Australia          53,342      578,917
                                                                                       ----------
                                                                                        3,281,929
                                                                                       ----------
  DIVERSIFIED CONSUMER SERVICES 1.2%
  MegaStudy Co. Ltd. .................................    South Korea          6,723      639,783
                                                                                       ----------
  DIVERSIFIED FINANCIAL SERVICES 1.0%
  IG Group Holdings PLC ..............................   United Kingdom      138,490      549,119
                                                                                       ----------


                                                              Annual Report | 11

Franklin Global Trust

-------------------------------------------------------------------------------------------------
  FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND      COUNTRY           SHARES      VALUE
-------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONTINUED)
  ELECTRICAL EQUIPMENT 2.0%
  Nexans SA ..........................................       France            7,120   $  552,440
  Solarworld AG ......................................      Germany           10,244      557,363
                                                                                       ----------
                                                                                        1,109,803
                                                                                       ----------
  ELECTRONIC EQUIPMENT & INSTRUMENTS 1.6%
  HORIBA Ltd. ........................................       Japan            16,200      488,961
  IRISO ELECTRONICS Co. Ltd. .........................       Japan            11,700      383,757
                                                                                       ----------
                                                                                          872,718
                                                                                       ----------
  ENERGY EQUIPMENT & SERVICES 2.2%
a Acergy SA ..........................................       Norway           40,830      696,452
  SBM Offshore NV ....................................    Netherlands         19,010      523,953
                                                                                       ----------
                                                                                        1,220,405
                                                                                       ----------
  FOOD & STAPLES RETAILING 0.7%
  SEIJO Corp. ........................................       Japan            16,300      383,914
                                                                                       ----------
  FOOD PRODUCTS 1.0%
  Unicharm Petcare Corp. .............................       Japan            12,700      553,932
                                                                                       ----------
  HEALTH CARE EQUIPMENT & SUPPLIES 3.8%
  Elekta AB, B .......................................       Sweden           29,480      480,537
a Gyrus Group PLC ....................................   United Kingdom       84,590      532,931
  Omega Pharma SA ....................................      Belgium           10,230      620,623
  Topcon Corp. .......................................       Japan            30,300      477,621
                                                                                       ----------
                                                                                        2,111,712
                                                                                       ----------
  HEALTH CARE PROVIDERS & SERVICES 2.9%
  Amplifon SpA .......................................       Italy            67,008      611,488
  Parkway Holdings Ltd. ..............................     Singapore         307,000      497,733
  Primary Health Care Ltd. ...........................     Australia          57,114      502,537
                                                                                       ----------
                                                                                        1,611,758
                                                                                       ----------
  HOTELS RESTAURANTS & LEISURE 1.9%
  Hana Tour Service Inc. .............................    South Korea          7,217      532,662
a Kuoni Reisen Holding AG, B. ........................    Switzerland            990      514,766
                                                                                       ----------
                                                                                        1,047,428
                                                                                       ----------
  INSURANCE 0.9%
  April Group ........................................       France            9,950      495,618
                                                                                       ----------
  MACHINERY 8.0%
  Andritz AG .........................................      Austria            3,870      677,159
a Charter PLC ........................................   United Kingdom       43,450      633,524
  CKD Corp. ..........................................       Japan            32,100      462,032
  Daifuku Co. Ltd. ...................................       Japan            28,000      391,783
  Inter-Roller Engineering Ltd., fgn. ................     Singapore         912,000      560,253
  THE JAPAN STEEL WORKS Ltd. .........................       Japan            77,000      474,890
  MORITA Corp. .......................................       Japan            61,000      415,588
  OSG Corp. ..........................................       Japan            22,000      382,100
  Toshiba Machine Co. Ltd. ...........................       Japan            46,000      477,515
                                                                                       ----------
                                                                                        4,474,844
                                                                                       ----------


12 | Annual Report

Franklin Global Trust

-------------------------------------------------------------------------------------------------
FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND       COUNTRY           SHARES      VALUE
-------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MEDIA 0.9%
CTS Eventim AG ......................................      Germany           17,430   $   509,568
                                                                                      -----------
METALS & MINING 1.6%
Sumitomo Titanium Corp. .............................       Japan             2,600       401,221
Tubacex SA ..........................................       Spain            91,754       513,285
                                                                                      -----------
          914,506

                                                                                      -----------
OFFICE ELECTRONICS 1.0%
Neopost SA ..........................................       France            4,834       526,332
                                                                                      -----------
PERSONAL PRODUCTS 0.9%
Milbon Co. Ltd. .....................................       Japan            11,980       493,266
                                                                                      -----------
PHARMACEUTICALS 1.1%
Meda AB, A ..........................................       Sweden           30,856       631,383
                                                                                      -----------
REAL ESTATE MANAGEMENT & DEVELOPMENT 1.0%
Foncia Groupe .......................................       France           12,380       567,799
                                                                                      -----------
ROAD & RAIL 1.8%
DSV AS, B ...........................................      Denmark            3,570       573,766
Helphire Group PLC ..................................   United Kingdom       68,590       443,020
                                                                                      -----------
                                                                                        1,016,786
                                                                                      -----------
SPECIALTY RETAIL 0.6%
POINT Inc. ..........................................       Japan             6,650       335,299
                                                                                      -----------
TEXTILES, APPAREL & LUXURY GOODS 3.5%
Koninklijke Ten Cate NV .............................    Netherlands         17,250       486,901
Peace Mark (Holdings) Ltd. ..........................     Hong Kong       1,150,000       589,019
Prime Success International Group Ltd. ..............     Hong Kong         940,000       531,056
SEIREN Co. Ltd. .....................................       Japan            28,700       359,266
                                                                                      -----------
                                                                                        1,966,242
                                                                                      -----------
TRADING COMPANIES & DISTRIBUTORS 0.5%
Advan Co. Ltd. ......................................       Japan            21,800       279,929
                                                                                      -----------
TOTAL COMMON STOCKS (COST $24,764,973) ..............                                  34,176,855
                                                                                      -----------


                                                                        -----------
                                                                         PRINCIPAL
                                                                          AMOUNT b
                                                                        -----------
SHORT TERM INVESTMENTS 37.7%
TIME DEPOSITS 37.7%
Deutsche Bank Securities, 5.30%, 8/01/06 ............   United States    $5,000,000     5,000,000
Dresdner Bank, 5.29%, 8/01/06 .......................   United States     8,000,000     8,000,000
Royal Bank of Scotland, 5.28%, 8/01/06 ..............   United Kingdom    8,000,000     8,000,000
                                                                                      -----------
TOTAL SHORT TERM INVESTMENTS (COST $21,000,000) .....                                  21,000,000
                                                                                      -----------
TOTAL INVESTMENTS (COST $45,764,973) 99.2% ..........                                  55,176,855
OTHER ASSETS, LESS LIABILITIES 0.8% .................                                     468,667
                                                                                      -----------
NET ASSETS 100.0% ...................................                                 $55,645,522
                                                                                      ===========

a     Non-income producing for the twelve months ended July 31, 2006.

b     The principal amount is stated in U.S. dollars unless otherwise indicated.

                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 13

Franklin Global Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
July 31, 2006

                                                                 -------------
                                                                   FRANKLIN
                                                                 INTERNATIONAL
                                                                    SMALLER
                                                                   COMPANIES
                                                                  GROWTH FUND
                                                                 -------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ................................   $  45,764,973
                                                                 =============
  Value - Unaffiliated issuers ...............................   $  55,176,855
 Cash ........................................................         462,681
 Foreign currency, at value (cost $56,958) ...................          51,954
 Receivables:
  Dividends ..................................................          19,953
                                                                 -------------
        Total assets .........................................      55,711,443
                                                                 -------------
Liabilities:
 Payables:
  Affiliates .................................................          28,711
  Custodian fees .............................................           4,221
  Reports to shareholders ....................................           9,600
  Professional fees ..........................................          22,210
 Accrued expenses and other liabilities ......................           1,179
                                                                 -------------
        Total liabilities ....................................          65,921
                                                                 -------------
          Net assets, at value ...............................   $  55,645,522
                                                                 =============
Net assets consist of:
 Paid-in capital .............................................   $  46,147,280
 Undistributed net investment income .........................          35,212
 Net unrealized appreciation (depreciation) ..................       9,407,143
 Accumulated net realized gain (loss) ........................          55,887
                                                                 -------------
          Net assets, at value ...............................   $  55,645,522
                                                                 =============
Shares outstanding ...........................................       2,276,079
                                                                 =============
Net asset value and maximum offering price per share a .......   $       24.45
                                                                 =============

a Redemption price is equal to net asset value less any applicable redemption fees retained by the Fund.


14 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Global Trust

STATEMENTS OF OPERATIONS
for the year ended July 31, 2006

                                                                            -------------
                                                                              FRANKLIN
                                                                            INTERNATIONAL
                                                                               SMALLER
                                                                              COMPANIES
                                                                             GROWTH FUND
                                                                            -------------
Investment income:
 Dividends (net of foreign taxes of $56,215) ............................   $     504,939
 Interest ...............................................................          99,473
                                                                            -------------
        Total investment income .........................................         604,412
                                                                            -------------
Expenses:
 Management fees (Note 3a) ..............................................         240,124
 Administrative fees (Note 3b) ..........................................          64,034
 Transfer agent fees (Note 3c) ..........................................             421
 Custodian fees (Note 4) ................................................          13,373
 Reports to shareholders ................................................          17,571
 Registration and filing fees ...........................................          15,857
 Professional fees ......................................................          28,719
 Trustees' fees and expenses ............................................           1,544
 Other ..................................................................           7,283
                                                                            -------------
        Total expenses ..................................................         388,926
        Expense reductions (Note 4) .....................................          (3,599)
        Expenses waived/paid by affiliates (Note 3d) ....................         (80,097)
                                                                            -------------
          Net expenses ..................................................         305,230
                                                                            -------------
           Net investment income ........................................         299,182
                                                                            -------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ...........................................................       1,499,175
  Foreign currency transactions .........................................         (12,372)
                                                                            -------------
           Net realized gain (loss) .....................................       1,486,803
                                                                            -------------
 Net change in unrealized appreciation (depreciation) on:
  Investments ...........................................................       5,991,738
  Translation of assets and liabilities denominated in foreign currencies          (4,668)
                                                                            -------------
          Net change in unrealized appreciation (depreciation) ..........       5,987,070
                                                                            -------------
Net realized and unrealized gain (loss) .................................       7,473,873
                                                                            -------------
Net increase (decrease) in net assets resulting from operations .........   $   7,773,055
                                                                            =============

                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 15

Franklin Global Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                      ----------------------------
                                                                                                        FRANKLIN INTERNATIONAL
                                                                                                           SMALLER COMPANIES
                                                                                                              GROWTH FUND
                                                                                                      ----------------------------
                                                                                                           YEAR ENDED JULY 31,
                                                                                                          2006            2005
                                                                                                      ----------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...........................................................................   $    299,182    $    114,166
  Net realized gain (loss) from investments and foreign currency transactions .....................      1,486,803       1,142,528
  Net change in unrealized appreciation (depreciation) on investments and translation of assets and
    liabilities denominated in foreign currencies .................................................      5,987,070       2,330,733
                                                                                                      ----------------------------
        Net increase (decrease) in net assets resulting from operations ...........................      7,773,055       3,587,427
                                                                                                      ----------------------------
 Distributions to shareholders from:
  Net investment income ...........................................................................       (372,394)        (17,128)
  Net realized gains ..............................................................................     (2,216,789)     (1,082,605)
                                                                                                      ----------------------------
 Total distributions to shareholders ..............................................................     (2,589,183)     (1,099,733)
                                                                                                      ----------------------------
 Capital share transactions (Note 2) ..............................................................     34,079,285       5,241,249
                                                                                                      ----------------------------
        Net increase (decrease) in net assets .....................................................     39,263,157       7,728,943
Net assets:
 Beginning of year ................................................................................     16,382,365       8,653,422
                                                                                                      ----------------------------
 End of year ......................................................................................   $ 55,645,522    $ 16,382,365
                                                                                                      ============================
Undistributed net investment income included in net assets:
 End of year ......................................................................................   $     35,212    $     98,586
                                                                                                      ============================

16 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Global Trust

NOTES TO FINANCIAL STATEMENTS

FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Global Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of eight separate series. The Franklin International Smaller Companies Growth Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately. The Fund was closed to new investors between July 14, 2006 and August 15, 2006.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Short term investments are valued at cost.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.


                                                              Annual Report | 17

Franklin Global Trust

FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.


18 | Annual Report

Franklin Global Trust

FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital. There were no redemption fees for the year.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.


                                                              Annual Report | 19

Franklin Global Trust

FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND

2. SHARES OF BENEFICIAL INTEREST

At July 31, 2006, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                     --------------------------------------------------------
                                                       YEAR ENDED JULY 31,
                                               2006                           2005
                                     --------------------------------------------------------
                                        SHARES        AMOUNT          SHARES         AMOUNT
                                     --------------------------------------------------------
Shares sold .....................     1,788,313    $ 43,695,513        283,652    $ 4,911,596
Shares issued in reinvestment
 of distributions ...............        67,675       1,548,419         44,330        714,154
Shares redeemed .................      (437,140)    (11,164,647)       (21,808)      (384,501)
                                     --------------------------------------------------------
Net increase (decrease) .........     1,418,848    $ 34,079,285        306,174    $ 5,241,249
                                     ========================================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

-------------------------------------------------------------------------------------------
SUBSIDIARY                                                         AFFILIATION
-------------------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                                 Investment manager
Fiduciary International, Inc. (Fiduciary)                          Investment manager
Franklin Templeton Services, LLC (FT Services)                     Administrative manager
Franklin Templeton Investor Services, LLC (Investor Services)      Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers of 0.75% per year of the average daily net assets of the Fund.

Under a subadvisory agreement, Fiduciary, an affiliate of Advisers, provides subadvisory services to the Fund and receives from Advisers fees based on the average daily net assets of the Fund.

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

C. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $421, of which $182 was retained by Investor Services.


20 | Annual Report

Franklin Global Trust

FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. VOLUNTARY WAIVER AND EXPENSE REIMBURSEMENTS

FT Services agreed in advance to voluntarily waive administrative fees. Additionally, Advisers agreed in advance to voluntarily waive a portion of management fees. Total expenses waived by Advisers and FT Services are not subject to reimbursement by the Fund subsequent to the Fund's fiscal year end.

E. OTHER AFFILIATED TRANSACTIONS

At July 31, 2006, Franklin Resources owned 45.43% of the Fund's outstanding shares. Subsequent to July 31, 2006, Franklin Resources reduced its ownership of the Fund's outstanding shares to 20.52%.

Investor Services reimbursed the fund $228,527 for losses created by shareholder transaction processing errors resulting from certain redemption activity. This amount is reflected in the Statements of Changes as capital share transactions.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended July 31, 2006, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At July 31, 2006, the Fund deferred realized currency losses of $26,352.

The tax character of distributions paid during the years ended July 31, 2006 and 2005, was as follows:

                                                   -----------------------------
                                                      2006               2005
                                                   -----------------------------
Distributions paid from:
Ordinary income ..........................         $1,315,171         $  549,780
Long term capital gain ...................          1,274,012            549,953
                                                   -----------------------------
                                                   $2,589,183         $1,099,733
                                                   =============================


                                                              Annual Report | 21

Franklin Global Trust

FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND

5. INCOME TAXES (CONTINUED)

At July 31, 2006, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments ..................................     $ 45,799,687
                                                           ============

Unrealized appreciation ..............................     $ 10,074,734
Unrealized depreciation ..............................         (697,566)
                                                           ------------
Net unrealized appreciation (depreciation) ...........     $  9,377,168
                                                           ============

Undistributed ordinary income ........................     $     37,563
Undistributed long term capital gains ................          114,603
                                                           ------------
Distributable earnings ...............................     $    152,166
                                                           ============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended July 31, 2006, aggregated $33,838,079 and $23,392,657, respectively.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values, changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.


22 | Annual Report

Franklin Global Trust

FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND

8. REGULATORY MATTERS (CONTINUED)

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop separate plans for the distribution of the respective settlement monies. The CAGO approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement, and in March 2005, the disbursement of monies to the relevant funds in accordance with the terms and conditions of that settlement was completed. The Trust did not participate in the CAGO Settlement.

On June 23, 2006, the SEC approved the IDC's proposed plan of distribution arising from the December 13, 2004 SEC Order and disbursement of the settlement monies to the designated funds in accordance with the terms and conditions of the SEC's order and the plan will be completed in September, 2006. The Trust did not participate in the December 13, 2004 SEC Order.

The IDC has also completed a proposed Plan of Distribution under the August 2, 2004 SEC Order resolving the SEC's market timing investigation and has submitted that plan to the SEC staff, where it is under review. The SEC has announced the following expected schedule with respect to the market timing Plan of
Distribution: "The SEC anticipates that Notice of the Plan will be published on or after September 15, 2006. After publication and comment, the proposed Distribution Plan will be submitted to the SEC for approval. When the SEC approves the proposed Distribution Plan, with modifications as appropriate, distributions will begin pursuant to that Plan. The SEC anticipates the distribution will begin in the fall of 2006."

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.


                                                              Annual Report | 23

Franklin Global Trust

FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND

9. NEW ACCOUNTING PRONOUNCEMENT

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. We have not yet completed our evaluation of the impact, if any, of adopting FIN 48 on the Trust's financial statements.


24 | Annual Report

Franklin Global Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN GLOBAL TRUST

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin International Smaller Companies Growth Fund (one of the funds constituting the Franklin Global Trust, hereafter referred to as the "Fund") at July 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2006 by correspondence with the custodian provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

San Francisco, California
September 15, 2006

                                                              Annual Report | 25

Franklin Global Trust

TAX DESIGNATION (UNAUDITED)

FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $1,000,847 as a long term capital gain dividend for the fiscal year ended July 31, 2006.

Under Section 871(k)(2)(C) of the Code, the Fund designates the maximum amount allowable but no less than $530,451 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended July 31, 2006.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $479,383 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended July 31, 2006. In January 2007, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2006. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than $54,546 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended July 31, 2006.

At July 31, 2006, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This designation will allow shareholders of record on July 19, 2006, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.


26 | Annual Report

Franklin Global Trust

FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND

The following table provides a detailed analysis, by country, of foreign tax paid, foreign source income, and foreign qualified dividends as designated by the Fund, to its shareholders of record.

--------------------------------------------------------------------------------
                                                                       FOREIGN
                                   FOREIGN TAX         FOREIGN        QUALIFIED
                                       PAID         SOURCE INCOME     DIVIDENDS
COUNTRY                             PER SHARE         PER SHARE       PER SHARE
--------------------------------------------------------------------------------
Australia ......................     $0.0000           $0.0124         $0.0124
Austria ........................      0.0007            0.0037          0.0037
Belgium ........................      0.0015            0.0076          0.0076
Cayman Islands .................      0.0000            0.0012          0.0000
Denmark ........................      0.0001            0.0006          0.0006
France .........................      0.0036            0.0191          0.0187
Germany ........................      0.0021            0.0105          0.0105
Greece .........................      0.0000            0.0012          0.0012
Hong Kong ......................      0.0000            0.0097          0.0000
Ireland ........................      0.0000            0.0017          0.0017
Italy ..........................      0.0002            0.0011          0.0011
Japan ..........................      0.0025            0.0268          0.0266
Netherlands ....................      0.0043            0.0214          0.0214
Norway .........................      0.0058            0.0277          0.0253
Singapore ......................      0.0000            0.0126          0.0000
South Korea ....................      0.0013            0.0057          0.0056
Spain ..........................      0.0005            0.0027          0.0027
Sweden .........................      0.0022            0.0112          0.0112
United Kingdom .................      0.0000            0.0153          0.0075
                                    ------------------------------------------
TOTAL ..........................     $0.0248           $0.1922         $0.1578
                                    ==========================================

Foreign Tax Paid per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income. 1


                                                              Annual Report | 27

Franklin Global Trust

FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND

Foreign Qualified Dividends per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund. 1

In January 2007, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2006. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2006 individual income tax returns.

1 Qualified dividends are taxed at a maximum rate of 15% (5% for those in the 10% and 15% income tax bracket). In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.


28 | Annual Report

Franklin Global Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

-----------------------------------------------------------------------------------------------------------------------------------
                                                              NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                        LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION   TIME SERVED        BY BOARD MEMBER*               OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)         Trustee    Since 2000         139                            Director, Bar-S Foods (meat packing
One Franklin Parkway                                                                         company).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President,
Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
-----------------------------------------------------------------------------------------------------------------------------------
ROBERT F. CARLSON (1928)        Trustee    Since 2000         56                             None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, senior member and past President, Board of Administration, California Public Employees Retirement Systems
(CALPERS); and FORMERLY, member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of
California; and Chief Counsel, California Department of Transportation.
-----------------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (1932)      Trustee    Since 2000         140                            None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
-----------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)         Trustee    Since 2000         135                            Director, Hess Corporation (formerly,
One Franklin Parkway                                                                         Amerada Hess Corporation)
San Mateo, CA 94403-1906                                                                     (exploration and refining of oil and
                                                                                             gas), H.J. Heinz Company (processed
                                                                                             foods and allied products), RTI
                                                                                             International Metals, Inc. (manufacture
                                                                                             and distribution of titanium),
                                                                                             Canadian National Railway (railroad)
                                                                                             and White Mountains Insurance Group,
                                                                                             Ltd. (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary
of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary
and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
-----------------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (1929)        Trustee    Since 2000         114                            Director, Center for Creative Land
One Franklin Parkway                                                                         Recycling (redevelopment).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
-----------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 29

-----------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                          LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                    POSITION      TIME SERVED       BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (1928)       Trustee       Since 2000        139                        Director, MedImmune, Inc. (biotechnology),
One Franklin Parkway                                                                      and Overstock.com (Internet services); and
San Mateo, CA 94403-1906                                                                  FORMERLY, Director, MCI Communication
                                                                                          Corporation (subsequently known as MCI
                                                                                          WorldCom, Inc. and WorldCom, Inc.)
                                                                                          (communications services) (1988-2002),
                                                                                          White Mountains Insurance Group, Ltd.
                                                                                          (holding company) (1987-2004),
                                                                                          Spacehab, Inc. (aerospace services)
                                                                                          (1994-2003) and Martek Biosciences
                                                                                          Corporation (1998-2006).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; Senior business Advisor, Martek Biosciences Corporation (research and development); and FORMERLY,
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company) (2001-2004); Chairman, White River Corporation
(financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and President, National
Association of Securities Dealers, Inc. (1970-1987).
-----------------------------------------------------------------------------------------------------------------------------------
FRANK A. OLSON (1932)          Trustee       Since 2005        102                        Director, Hess Corporation (formerly,
One Franklin Parkway                                                                      Amerada Hess Corporation) (exploration
San Mateo, CA 94403-1906                                                                  and refining of oil and gas) and
                                                                                          Sentient Jet (private jet service); and
                                                                                          FORMERLY, Director, Becton Dickinson
                                                                                          and Company (medical technology),
                                                                                          Cooper Industries, Inc. (electrical
                                                                                          products and tools and hardware),
                                                                                          Health Net, Inc. (formerly Foundation
                                                                                          Health) (integrated managed care),
                                                                                          The Hertz Corporation, Pacific
                                                                                          Southwest Airlines, the RCA
                                                                                          Corporation, Unicom (formerly,
                                                                                          Commonwealth Edison), UAL
                                                                                          Corporation (airlines) and White
                                                                                          Mountains Insurance Group, Ltd.
                                                                                          (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive
Officer (1977- 1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
-----------------------------------------------------------------------------------------------------------------------------------
JOHN B. WILSON (1959)          Trustee       Since February    38                         None
One Franklin Parkway                         2006
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial
Officer and Executive Vice President - Finance Strategy, Staples, Inc. (office supplies) (1992-1996); Executive Vice President -
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); Vice President and Partner, Bain & Company (1986-1990).
-----------------------------------------------------------------------------------------------------------------------------------


30 | Annual Report

INTERESTED BOARD MEMBERS AND OFFICERS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                             LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION       TIME SERVED       BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
**HARMON E. BURNS (1945)         Trust and      Since 2000        21                       None
One Franklin Parkway             Vice
San Mateo, CA 94403-1906         President

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin
Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)      Trustee and    Since 2000        139                      None
One Franklin Parkway             Chairman of
San Mateo, CA 94403-1906         the Board

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin
Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin
Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR. (1940)  Trustee,       Trustee and       123                      None
One Franklin Parkway             President and  President since
San Mateo, CA 94403-1906         Chief          2000 and Chief
                                 Executive      Executive
                                 Officer -      Officer -
                                 Investment     Investment
                                 Management     Management
                                                since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and
officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)            Chief          Chief Compliance  Not Applicable           Not Applicable
One Franklin Parkway             Compliance     Officer since
San Mateo, CA 94403-1906         Officer and    2004 and Vice
                                 Vice President President - AML
                                 - AML          Compliance since
                                 Compliance     February 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
-----------------------------------------------------------------------------------------------------------------------------------
LAURA FERGERSON (1962)           Treasurer      Since 2004        Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 31 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).
-----------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 31

-----------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED     BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)          Senior Vice     Since 2002      Not Applicable             Not Applicable
500 East Broward Blvd.           President and
Suite 2100                       Chief
Fort Lauderdale, FL 33394-3091   Executive
                                 Officer -
                                 Finance and
                                 Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------

DAVID P. GOSS (1947)             Vice            Since 2000      Not Applicable             Not Applicable
One Franklin Parkway             President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (1947)          Vice            Since 2000      Not Applicable             Not Applicable
One Franklin Parkway             President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services,
LLC, Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC,
Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and
Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of
47 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment
Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney
Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S.
District Court (District of Massachusetts) (until 1979).
-----------------------------------------------------------------------------------------------------------------------------------
EDWARD B. JAMIESON (1948)        Vice            Since 2000      Not Applicable             Not Applicable
One Franklin Parkway             President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Franklin Advisers, Inc.; officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of four of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
CHRISTOPHER J. MOLUMPHY (1962)   Vice            Since 2000      Not Applicable             Not Applicable
One Franklin Parkway             President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President, Franklin Adviser, Inc.; and officer of six of the investment companies in Franklin Templeton
Investments.
-----------------------------------------------------------------------------------------------------------------------------------


32 | Annual Report

-----------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION         TIME SERVED       BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
KAREN L. SKIDMORE (1952)        Vice President   Vice President    Not Applicable           Not Applicable
One Franklin Parkway            and Secretary    since March 2006
San Mateo, CA 94403-1906                         and Secretary
                                                 since May 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Templeton Funds Annuity Company;
and officer of 31 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)            Vice             Since October     Not Applicable           Not Applicable
One Franklin Parkway            President        2005
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company
Institute (ICI) (1997-2004).
-----------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)          Chief            Since 2004        Not Applicable           Not Applicable
500 East Broward Blvd.          Financial
Suite 2100 Fort Lauderdale, FL  Officer and
33394-3091                      Chief
                                Accounting
                                Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 47 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987
and 1991-2004).
-----------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor. Harmon E. Burns is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and directors of Resources.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T. LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECTOR OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/845-4514 TO REQUEST THE SAI.


                                                              Annual Report | 33

Franklin Global Trust

SHAREHOLDER INFORMATION

FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 28, 2006, the Board of Trustees ("Board"), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for the separate funds comprising Franklin Global Trust, including Franklin International Smaller Companies Growth Fund (the "Fund"). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager ("Manager") and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper report compared the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional information accompanying such report was a memorandum prepared by management describing enhancements to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other


34 | Annual Report

Franklin Global Trust

FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the hurricanes and blackout experienced last year in Florida. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed so as to be aligned with the interests of Fund shareholders. The Board also took into account the transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties and the firsthand experience of the individual Trustees who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton Funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each individual Fund showed the investment performance of the Fund in comparison to a performance universe selected by Lipper. Comparative performance for each Fund was shown for the one-year period ended December 31, 2005, and for additional periods ended that date depending on when a particular Fund commenced operations. Investment performance was shown on a total return basis for each Fund. The following summarizes the performance results for the Fund and the Board's view of such performance.

The performance universe for Franklin International Smaller Companies Growth Fund consisted of the Fund and all retail and institutional international small-cap funds as selected by Lipper. This Fund has been in operation for three full years and the Lipper report showed its total return for the one-year period and on an annualized basis since inception to be in the highest quintile of such performance universe. The Board was satisfied with such performance.


                                                              Annual Report | 35

Franklin Global Trust

FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

COMPARATIVE EXPENSES. Consideration was given to the management fee and total expense ratios of each Fund compared with those of a group of funds selected by Lipper as its appropriate Lipper expense group. Prior to making such comparisons, the Board relied upon a survey showing that the scope of management advisory services covered under a Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups that would be used as a basis of comparison in the Lipper reports. In reviewing comparative costs, emphasis was given to each Fund's management fee in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were the same size as the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper effective management fee analysis includes the advisory and administrative fees directly charged to each Fund as being part of the management fee. Both the effective management fee rate and actual total expenses were in the least expensive quintile of its Lipper expense group in the case of Franklin International Smaller Companies Growth Fund. The Board was satisfied with these comparative expenses noting that the Fund benefited from fee waivers or reimbursements.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the cost allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. Included in the analysis were the revenue and related costs involved in providing services to the Fund, as well as the Fund's relative contribution to the profitability of the Manager's parent. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary to the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving


36 | Annual Report

Franklin Global Trust

FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager's realizing a larger profit margin on management services provided such a fund. The Board believed that no economies of scale existed in the management of the Fund, which has been in existence for three full years and benefited from partial fee waivers or expense reimbursements.

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures ("Policies") that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                              Annual Report | 37

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

       [LOGO](R)                              FRANKLIN TEMPLETON INSTITUTIONAL
FRANKLIN(R) TEMPLETON(R)
     INSTITUTIONAL                            600 Fifth Avenue
                                              New York, NY 10020

ANNUAL REPORT

FRANKLIN INTERNATIONAL
SMALLER COMPANIES GROWTH FUND

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
One Franklin Parkway
San Mateo, CA 94403-1906

FRANKLIN TEMPLETON INSTITUTIONAL SERVICES

1-800/321-8563
franklintempletoninstitutional.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges, and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be identified by the presence of a regular beeping tone.

681 A2006 09/06



      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Frank W. T. LaHaye and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES
FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT
INVESTMENT COMPANIES. N/A

      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END
MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY Holders. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 11. CONTROLS AND PROCEDURES. (A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN GLOBAL TRUST

By /S/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    September 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /S/JIMMY D, GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    September 27, 2006


By /S/GALEN G. VETTER
   ------------------
      Galen G. Vetter
      Chief Financial Officer
Date    September 27, 2006